EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                       APRIL 2004 MONTHLY OPERATING REPORT
                FOR THE PERIOD FROM MARCH 3, 2004 TO MAY 1, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           1 Crosfield Avenue
                           West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
---------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Controls

                                      Date: June 15, 2004

                                TABLE OF CONTENTS




                                                                 Page
                                                                 ----

Condensed Consolidated Balance Sheet                              3

Condensed Consolidated Statement of Operations                    4

Condensed Consolidated Statement of Cash Flows                    5

Notes to Consolidated Financial Statements                        6

Schedules:

Schedule 1:  Consolidating Balance Sheet                         11

Schedule 2:  Consolidating Statement of Operations               12

Schedule 3:  Total Disbursements by Entity                       13

Schedule 4:  Additional Information                              14

              o    Cash Summary
              o    Accounts Receivable Summary
              o    Accounts Payable Summary
              o    Summary of Taxes Payable

Schedule 5:  Certifications                                      16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 1, 2004


                                                                Footstar
                                                           Consolidated Total
                                                          ---------------------

ASSETS
Current Assets:
Cash and cash equivalents                                                $ 8.6
Accounts receivable, net                                                  36.5
Inventories                                                              249.2
Prepaid expenses and other current assets                                 23.5
                                                          ---------------------
Total current assets                                                     317.8

Property and equipment, net                                              181.5
Goodwill, net                                                             18.0
Intangible assets, net                                                    16.1
Deferred charges and other assets                                         10.1
                                                          ---------------------
Total Assets                                                           $ 543.5
                                                          =====================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject To Compromise:
Accounts payable                                                        $ 55.3
Accrued expenses                                                          96.9
Taxes payable                                                             22.2
                                                          ---------------------
Total current liabilities                                                174.4
Long-term liabilities                                                     40.5
                                                          ---------------------
Total liabilities not subject to compromise                              214.9
                                                          ---------------------
Liabilities subject to compromise:
Secured liabilities                                                      126.0
Unsecured liabilities                                                    119.0
                                                          ---------------------
Total liabilities subject to compromise                                  245.0
                                                          ---------------------

Minority interests                                                        42.9
                                                          ---------------------
Total Liabilities                                                        502.8

Shareholders' Equity:
Common stock $.0l par value: 100,000,000 shares
  authorized, 30,824,400 shares issued                                     0.3
Additional paid-in capital                                               338.2
Treasury stock: 10,711,569 shares at cost                               (310.6)
Unearned compensation                                                     (0.9)
Retained earnings                                                         13.7
                                                          ---------------------
Total shareholders' equity                                                40.7
                                                          ---------------------
Total liabilities and shareholders' equity                             $ 543.5
                                                          =====================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                For The Period From March 3, 2004 To May 1, 2004
                                   (Unaudited)
                          (tabular amounts in millions)


                                                                    Footstar
                                                                  Consolidated
                                                                     Total
                                                                ---------------

Net sales                                                               $150.4
Cost of sales                                                            108.4
                                                                ---------------
Gross profit                                                              42.0

Store operating, selling, general and administrative expenses             40.6
Depreciation and amortization                                              5.1
Interest expense                                                           6.2
                                                                ---------------
Loss before reorganization expenses                                       (9.9)

Reorganization expenses:
Store closing and related asset impairment costs                           7.2
Professional fees                                                          5.6
                                                                ---------------
Loss before income taxes and minority interests                          (22.7)
Provision for income taxes                                                 0.8
                                                                ---------------
Loss before minority interests and discontinued operations               (23.5)

Minority interests in net income of subsidiaries                          (0.2)
Loss from operations of discontinued Athletic Segment                    (29.4)
Loss from disposal of Athletic Segment                                   (19.3)
                                                                ---------------
Net loss                                                                ($72.4)
                                                                ===============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                For The Period From March 3, 2004 To May 1, 2004
                                   (Unaudited)
                          (tabular amounts in millions)


                                                            Period Ending
                                                             May 1, 2004
                                                         -------------------

Net cash provided by operating activities                             $78.2
                                                         -------------------

Cash flows (used in) investing activities:
Additions to property and equipment                                    (0.3)
                                                         -------------------
Net cash (used in) investing activities                                (0.3)
                                                         -------------------

Cash flows (used in) financing activities:
Net repayments of notes payable                                       (86.4)
                                                         -------------------

Net cash (used in) financing activities                               (86.4)
                                                         -------------------

Net (decrease) in cash and cash equivalents                            (8.5)
Cash and cash equivalents, beginning of period                         17.1
                                                         -------------------

Cash and cash equivalents, end of period                               $8.6
                                                         ===================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly, its Athletic Segment. The Meldisco Segment (the "Meldisco Segment" or "Meldisco") sells family footwear through licensed footwear departments, stand alone retail stores and wholesale arrangements. The Athletic Segment (the "Athletic Segment") sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains and through its Consumer Direct business (Internet and catalog sales). The Company was organized in Delaware in March 1996 and became a publicly traded company on October 12, 1996 when Melville Corporation, as part of its overall restructuring, distributed Footstar's outstanding common stock to the Melville stockholders.

2.       BANKRUPTCY FILING

Commencing on March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The reorganization is being jointly administered under the caption "In re: Footstar, Inc., et al." Case No. 04-22350. Included in the consolidated financial statements are subsidiaries which have not commenced Chapter 11 cases, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. The Debtors are currently operating their business as debtors-in-possession pursuant to the Bankruptcy Code.

Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against the Company, including most actions to collect pre-petition indebtedness or to exercise control of the property of the Company's assets.

As part of its initial restructuring plans within its Athletic Segment, all 88 Just For Feet, 75 underperforming Footaction and 3 Uprise stores have been closed. Within its Meldisco Segment, the Company has commenced exiting the footwear departments in 88 Federated stores and 42 Gordmans stores, finalized plans to close the 9 ShoeZone stores in the United States and sell its 27 ShoeZone stores in Puerto Rico.


On March 26, 2004, the Debtor filed a sale motion with the Bankruptcy Court to enable the Company to conduct an auction for all types of bids with respect to its Athletic Segment, including, but not limited to, bids (i) for the purchase of as many of the athletic stores, including the related leases, as possible on a going concern basis, (ii) the right to liquidate the inventory in any of the stores that are not sold on a going concern basis, (iii) sell any of the unexpired leases of the athletic stores not sold, and (iv) sell any of its distribution centers. (See note 5 below regarding the sale of the Athletic Segment).

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered

Under Section 365 of the Bankruptcy Code, the Company may assume or reject certain executory contracts and unexpired leases, including leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. In general, the counterparty to a rejected unexpired lease or executory contract may file a proof of claim against the Company for damages relating to such breaches. The Company has estimated the potential liability for the rejected unexpired leases to be approximately $51 million, $14 million of which has been recorded in the month of April and $37 million of which will be recorded in future months based upon the respective closing dates of the related stores.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain confirmation by the Bankruptcy Court of its plan of reorganization that satisfies the requirements of the Bankruptcy Code. As provided by the Bankruptcy Code, the Company has the exclusive right to solicit a plan of reorganization for 120 days from the Commencement Date, which expires June 30, 2004. While the Company is requesting an extension, there can be no assurance that the Bankruptcy Court will extend the exclusivity period beyond that date. At this time, it is not possible to predict accurately the effect of the Chapter 11 reorganization process on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11. The Company's future results depend on the timely and successful confirmation and implementation of a plan of reorganization.

3.       BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

As initially announced by the Company in November 2002, the Company is restating its financial results for the first half of 2002 and prior periods. Accordingly, the Company's prior period financial statements should no longer be relied upon. Once these periods are restated, the Company will be in a position to update information previously released with respect to historical periods as well as complete financial statements for subsequent periods for which no financial information or statements are currently available.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered

The unaudited information in the MOR is subject to further review and potential adjustments and are not necessarily indicative of the results that may be expected for the period ending May 1, 2004. The Company has completed or is in the process of completing several significant transactions, including the divestiture of the Athletic Segment of its business (see Note 5) and is evaluating and recording the impairment of certain long-lived assets. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such documents. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 reorganization case. Specifically, the unaudited condensed consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in the Chapter 11 reorganization. The Company has not filed a plan of reorganization as of this date and when filed will be subject to acceptance by the required creditors and approval by the Bankruptcy Court.

Because of the ongoing nature of the reorganization case, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The consolidated monthly operating report has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately on the balance sheet as an estimate of the amount that will ultimately be allowed by the Bankruptcy Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company has not completed the process of reconciling its pre-and post-petition liabilities, and the amounts are subject to reclassification in future consolidated monthly operating reports.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


4.       THE DIP CREDIT AGREEMENT

Effective March 4, 2004, the Debtor entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank and GECC Capital Markets Group, Inc. The DIP Credit Agreement provides a credit facility consisting of revolving loans of up to $240 million (with a sub-limit of $75 million for letters of credit) and a term loan of $60 million. The DIP Credit Agreement has a term of two years.

By order, dated May 25, 2004 the Debtors entered into an Amended Debtor-in-Possession Credit Agreement (the "Amended DIP Credit Agreement") which, among other things, reduced the revolving loan to $130 million and eliminated the term loan. At May 1, 2004, $120 million was outstanding and is included in "Liabilities subject to compromise-secured liabilities" on the accompanying balance sheet.

The Amended DIP Credit Agreement is secured by substantially all of the assets of the Company and contains a number of affirmative and negative covenants, including financial covenants linked to the Company's business plan. The negative covenants include, amongst others, restrictions on incurrence of indebtedness and granting of liens, as well as restrictions against the declaration or payments of dividends, certain intercompany advances and the disposition of assets. The Amended DIP Credit Agreement also contains Events of Default (as defined therein) including, amongst others, a failure to pay the principal and interest of the obligations then due, the occurrence of an event that results in the acceleration of any Material Indebtedness, and a failure by any Debtor to comply with the terms of any order of the Bankruptcy Court.


5.       DISCONTINUED OPERATIONS

In March 2004, the Company announced the closure of all 88 Just For Feet stores, 75 underperforming Footaction stores and 3 Uprise stores. Following this announcement, the Company received Bankruptcy Court approval to appoint Hilco, as liquidation agent for these stores.

In April 2004, the Company received approval from the Bankruptcy Court to sell the remaining 353 Footaction stores to Footlocker, Inc. for $225 million in cash, subject to certain closing adjustments and regulatory approval. Of this amount, approximately $13 million was placed in escrow with respect to approximately 18 month to month store leases which would have to be replaced by new lease. At any time within one year from the Closing Date that Footlocker enters into a new lease, with respect to any of the above-mentioned month to month store leases, the escrow amount relating to such new lease will be released from escrow and paid to the company. The sale to Footlocker was completed in May 2004 and together with the closure of the Company's Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long Lived Assets. Accordingly, the Company has reported the results of the discontinued athletic segment as a separate component of income. The assets and liabilities of the discontinued Athletic Segment are presented in the consolidating Balance Sheet on Schedule 1 as assets held for sale. The estimated gain or loss on the disposition of the Athletic Segment has not yet been determined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


6.         INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets as the Company could not conclude that it is more likely than not that all of its deferred tax assets will be realized.

Earnings of the Company's 51%-owned subsidiaries are not included in the consolidated tax group and are distributed annually, accordingly, the Company provides for federal and state income taxes on these undistributed taxable earnings.


7.       ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarial determined assumptions. The may require adjustments in future periods when such assumptions are updated.


8.       CONSOLIDATING SCHEDULES

The Consolidating reports included as Schedules 1 and 2 reflect the related Statements of Operations and Balance Sheets for the Company's reportable segments and the consolidated parent Company. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in corporate. The Company allocates various expenses among these segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 1, 2004

                                                                     SCHEDULE 1

                                                                                                            Footstar
                                                            Athletic        Meldisco                       Consolidated
                                                            Division        Division       Corporate         Total
                                                          ------------    ------------    ------------    ---------------
ASSETS
------
Current Assets:
Cash and cash equivalents                                       $ 6.8           $ 0.3           $ 1.5              $ 8.6
Accounts receivable, net                                          9.5            25.8             1.2               36.5
Inventories                                                      86.1           168.4            (5.3)             249.2
Prepaid expenses and other current assets
  (including intercompany amounts)                               56.7           454.9          (488.1)              23.5
                                                          ------------    ------------    ------------    ---------------
Total current assets                                            159.1           649.4          (490.7)             317.8

Property and equipment, net                                      51.8             9.0           120.7              181.5
Goodwill, net                                                    18.0               -               -               18.0
Intangible assets, net                                            3.9                            12.2               16.1
Deferred charges and other assets                                 4.4               -             5.7               10.1
                                                          ------------    ------------    ------------    ---------------
Total assets                                                  $ 237.2         $ 658.4        $ (352.1)           $ 543.5
                                                          ============    ============    ============    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
Accounts payable                                               $ (1.5)         $ 54.7           $ 2.1             $ 55.3
Accrued expenses                                                 54.5            17.4            25.0               96.9
Taxes payable                                                    11.2             6.6             4.4               22.2
                                                          ------------    ------------    ------------    ---------------
Total current liabilities                                        64.2            78.7            31.5              174.4
Long-term liabilities                                               -               -            40.5               40.5
                                                          ------------    ------------    ------------    ---------------
Total liabilities not subject to compromise                      64.2            78.7            72.0              214.9
Liabilities subject to compromise:
Secured liabilities                                                                             126.0              126.0
Unsecured liabilities                                            75.9            27.0            16.1              119.0
                                                          ------------    ------------    ------------    ---------------
Total liabilities subject to compromise                          75.9            27.0           142.1              245.0
                                                          ------------    ------------    ------------    ---------------

Minority interests                                                               42.9                               42.9
                                                          ------------    ------------    ------------    ---------------
Total Liabilities                                               140.1           148.6           214.1              502.8

Shareholders' Equity:
Common stock                                                                                      0.3                0.3
Additional paid-in capital                                      264.7           111.0           (37.5)             338.2
Treasury stock                                                                                 (310.6)            (310.6)
Unearned compensation                                                                            (0.9)              (0.9)
Retained earnings                                              (167.6)          398.8          (217.5)              13.7
                                                          ------------    ------------    ------------    ---------------
Total shareholders' equity                                       97.1           509.8          (566.2)              40.7
                                                          ------------    ------------    ------------    ---------------
Total liabilities and shareholders' equity                    $ 237.2         $ 658.4        $ (352.1)           $ 543.5
                                                          ============    ============    ============    ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 For The Period From March 3, 2004 To May 1, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                      SCHEDULE 2


                                                                                                     Footstar
                                                   Athletic          Meldisco                      Consolidated
                                                   Division          Division       Corporate         Total
                                                 ---------------   ------------   ------------    ---------------
Net sales                                                               $150.4                            $150.4
Cost of sales                                                            109.0           (0.6)             108.4
                                                 ---------------   ------------   ------------    ---------------
Gross profit                                                              41.4            0.6               42.0

Store operating, selling, general and
  administrative expenses                                                 36.1            4.5               40.6
Depreciation and amortization                                              4.0            1.1                5.1
Interest (income) / expense                                               (1.5)           7.7                6.2
                                                 ---------------   ------------   ------------    ---------------
Loss before reorganization expenses                           -            2.8          (12.7)              (9.9)

Reorganization expenses:
Store closing & related asset impairment costs                             7.2              -                7.2
Professional fees                                                          5.0            0.6                5.6
                                                 ---------------   ------------   ------------    ---------------
Loss before income taxes and minority interests                           (9.4)         (13.3)             (22.7)
Provision for income taxes                                                 0.8                               0.8
                                                 ---------------   ------------   ------------    ---------------
Loss before minority interests and
 discontinued operations                                                 (10.2)         (13.3)             (23.5)

Minority interests in net income of subsidiaries                          (0.2)                             (0.2)
Loss from discontinued Athletic Segment                   (29.4)                                           (29.4)
Loss from disposal of Athletic Segment                    (19.3)                                           (19.3)
                                                 ---------------   ------------   ------------    ---------------

Net loss                                                 ($48.7)        ($10.4)        ($13.3)            ($72.4)
                                                 ===============   ============   ============    ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                                                                      SCHEDULE 3

Total Disbursements by Legal Entity
For the Period From April 5 to May 1, 2004 amounted to $107.1 million.




See attached Exhibit 1 for details on an entity by entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                  Case No. 04-22350 (ASH)
Footstar, Inc. et al                                      Jointly Administered
                                   EXHIBIT #1
                              APRIL MOR SCHEDULE 3
                              --------------------


CASE NO. 04-                 DEBTOR                                                                                     TOTAL
                                                                                                                    DISBURSEMENTS
22350                Footstar, Inc.                                                                                            0
22351                Footstar Corporation                                                                             17,102,205
22352                Apache-Minnesota Thom Mcan, Inc.                                                                    289,857
22353                ATHLETIC ATTIC OF TEXAS, INC.                                                                             0
22354                Athletic Center, Inc.                                                                               207,001
22355                Feet Center, Inc.                                                                                   432,392
22356                Feet of Colorado, Inc.                                                                              381,745
22357                Footaction Center, Inc.                                                                             457,725
22358                Footstar Center, Inc.                                                                                     0
22359                FWS I, INC.                                                                                               0
22360                FWS II, INC.                                                                                              0
22361                LFD I, INC.                                                                                               0
22362                LFD II, INC.                                                                                              0
22363                Mall of America Fan Club, Inc.                                                                      301,460
22364                Meldisco H.C., Inc.                                                                                  75,669
22365                Miles Shoes Meldisco Lakewood, Colorado, Inc.                                                        23,276
22366                SHOE ZONE CENTER, INC.                                                                                    0
22367                STELLAR WHOLESALING, INC.                                                                         1,135,416
22368                Nevada Feet, Inc.                                                                                   210,094
22369                CONSUMER DIRECT WAUSAU, INC.                                                                              0
22370                CD SERVICES LLC                                                                                           0
22371                Footstar HQ, LLC                                                                                          0
22372                FA SALES LLC                                                                                              0
22373                CDIRECT, INC.                                                                                             0
22374                LFD Operating, Inc.                                                                                       0
22375                LFD Today, Inc.                                                                                           0
22376                Feet HQ, Inc.                                                                                     2,460,052
22377                FA HQ, Inc.                                                                                          28,677
22378                AP LLC                                                                                                    0
27000                MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                                        5,889
27001                MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                                    4,927
27002                MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                         4,184
27003                MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                                  5,259
27004                MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                              4,296
27005                MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                                    4,502
27006                MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                                4,241
27007                MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                        3,178
27008                MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                            2,721
27009                MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                       4,317
27010                MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                                     4,453
27011                MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                                    1,302
27012                MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                      4,854
27013                MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                             3,372
27014                MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                                   3,431
27015                MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                       4,579
27016                MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                       4,375
27017                MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                             3,861
27018                MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                                     3,865

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27019                MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                         4,182
27020                MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                            3,616
27021                MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                                        0
27022                MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                                          0
27023                MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                          0
27024                MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                             0
27025                MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                              0
27026                MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                                         0
27027                MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                             0
27028                MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                                      0
27029                MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                       5,328
27030                MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                            3,926
27031                MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                         3,572
27032                MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                       4,124
27033                MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                                      20,174
27034                MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                         5,102
27035                MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                              4,002
27036                MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                                         0
27037                MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                          4,266
27038                MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                         4,197
27039                MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                                     3,418
27040                SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                                98,675
27041                SHOE ZONE #8415                                                                                      76,436
27042                MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                                         2
27043                SHOE ZONE #8414                                                                                      67,085
27044                MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                                         0
27045                SHOE ZONE FAIRWAY CENTER, INC.                                                                       60,633
27046                SHOE ZONE #8418                                                                                      62,141
27047                SHOE ZONE 8432, INC.                                                                                 69,467
27048                MELDISCO/PAY LESS YELM, WA., INC.                                                                         2
27049                MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                             0
27050                SHOE ZONE 8439, INC.                                                                                 99,669
27051                MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                                     0
27052                MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                                   20,300
27053                MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                                     0
27054                MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                                         0
27056                MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                                           0
27057                SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                                      56,606
27058                SHOE ZONE #8412                                                                                      54,955
27059                MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                                          1
27060                MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                                   0
27061                MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                                  0
27062                SHOE ZONE 8428, INC.                                                                                 53,038
27063                SHOE ZONE 8421, INC.                                                                                 53,037
27064                MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                                          0
27065                MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                            0
27067                SHOE ZONE 8436, INC.                                                                                 48,591
27068                WESTHEIMER SHOE ZONE, INC.                                                                           32,989
27069                SHOE ZONE 8433, INC.                                                                                 55,049
27070                MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                              0
27071                MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                                          0
27072                MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                                      0
27073                MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                                  0
27074                MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                                   0
27075                SUNLAND SHOE ZONE, INC.                                                                              37,515
27076                SHOE ZONE #8400                                                                                      81,819
27077                SHOE ZONE #8401                                                                                      53,230

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27078                SHOE ZONE #8402                                                                                      66,583
27079                SHOE ZONE #8403                                                                                     119,994
27080                MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                                          0
27081                SHOE ZONE #8419                                                                                      66,151
27082                SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                        127,071
27083                MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                                           0
27084                SHOE ZONE #8406                                                                                      65,450
27085                SHOE ZONE #8404                                                                                      99,439
27086                SHOE ZONE #8407                                                                                      73,460
27087                SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                                 132,154
27088                SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                        82,589
27089                SHOE ZONE 8435, INC.                                                                                 54,152
27090                MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                            0
27091                SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                                     51,090
27092                MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                                   24,199
27093                MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                           30,410
27094                MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                           20,910
27095                MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                                    22,935
27096                MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                                20,027
27097                MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                       67,540
27098                MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                                    21,520
27099                MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                           22,206
27100                MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                          20,474
27101                MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                          6,548
27102                MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                          6,327
27103                MELDISCO/PAY LESS SANDY, UT., INC.                                                                        0
27104                MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                                    35,295
27105                MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                           22,388
27106                MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                         11,485
27107                MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                         4,329
27108                MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                                  17,524
27109                MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                         18,265
27110                MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                             32,741
27111                MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                     18,514
27112                MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                                24,224
27113                MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                       19,832
27114                MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                     23,166
27115                MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                                    5,830
27116                KLECKLEY AVENUE SHOE ZONE, INC.                                                                      57,650
27117                MELDISCO - MCE 100 MAIN ST., NY., INC.                                                                5,958
27118                MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                              36,866
27119                MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                            4,120
27120                MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                             4,446
27121                MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                         32,329
27122                MELDISCO - GORD 4401 27TH ST., IL., INC.                                                             18,333
27123                MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                       4,754
27124                MELDISCO - GORD 4600 VINE ST., NE., INC.                                                             46,150
27125                MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                       36,983
27126                BELLAIRE GESSNER SHOE ZONE, INC.                                                                     44,128
27127                MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                          37,344
27128                SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                                    61,705
27129                MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                          25,933
27130                MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                          22,745
27131                MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                        4,016
27132                MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                        40,212
27133                MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                            44,429
27134                MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                            33,662

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27135                MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                                 3,891
27136                MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                           23,285
27137                MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                          3,385
27138                MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                          4,470
27139                MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                            4,151
27140                MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                         5,082
27141                MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                         25,058
27142                MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                      20,810
27143                MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                                   32,645
27144                MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                                   0
27145                MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                                         125
27146                MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                                          0
27147                MELDISCO/PAY LESS CANBY, OR., INC.                                                                        0
27148                MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                                     0
27149                MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                              0
27150                MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                                          0
27151                MELDISCO/PAY LESS BREMERTON, WA., INC.                                                                    2
27152                MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                                  0
27153                MELDISCO/PAY LESS BLAINE, WA., INC.                                                                       0
27154                MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                              0
27155                MELDISCO/PAY LESS ASHLAND, OR., INC.                                                                      0
27156                MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                                  0
27157                MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                                   0
27158                MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                                        0
27159                MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                                         0
27160                MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                                          0
27161                MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                             0
27162                MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                             2
27163                MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                      1,927
27164                MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                          12,136
27165                MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                          3,411
27166                MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                      3,497
27167                MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                                         0
27168                MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                             0
27169                MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                               0
27170                MELDISCO - MCE 420 FULTON ST., NY., INC.                                                              5,990
27171                MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                          5,160
27172                MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                                      0
27173                MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                                          1
27174                MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                          4,557
27175                MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                           7,549
27176                MELDISCO/PAY LESS ANACORTES, WA., INC.                                                                    0
27177                MELDISCO/PAY LESS ALOHA, OR., INC.                                                                       50
27178                MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                                     6
27179                MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                               0
27180                Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                            4,326
27181                MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                                  0
27182                MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                         4,238
27183                MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                               0
27184                MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                                   3,482
27185                MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                                  3,626
27186                MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                        2,940
27187                MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                                 5,050
27188                ROCKLAND PLAZA SHOE ZONE, INC.                                                                       22,314
27189                NORTHLINE MALL SHOE ZONE, INC.                                                                       42,693
27190                MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                        31,583
27191                MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                         23,489

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27192                MELDISCO - MCW 414 K ST., CA., INC.                                                                   3,913
27193                MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                                    18,784
27194                MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                            4,847
27195                MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                                  3,196
27196                SHARPSTOWN SHOE ZONE, INC.                                                                           54,591
27197                MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                                         0
27198                MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                              5
27199                MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                                   0
27200                MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                                 0
27201                MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                          3,625
27202                MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                        4,561
27203                MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                           6,386
27204                MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                                     3,927
27205                MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                        3,768
27206                MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                           4,414
27207                MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                          3,950
27208                MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                                      0
27209                MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                                        0
27210                MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                              0
27211                MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                               0
27212                MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                                         0
27213                MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                                           0
27214                MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                              0
27215                MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                                           0
27216                MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                                      0
27217                MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                                           0
27218                MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                                           0
27219                MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                                          0
27220                MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                         24,960
27221                MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                          17,060
27222                MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                     48,536
27223                MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                                 23,998
27224                MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                                  0
27225                MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                              0
27226                MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                                         0
27227                MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                                          0
27228                MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                           3,709
27229                MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                                0
27230                MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                                       1
27231                MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                         4,630
27232                MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                                59
27233                MELDISCO/PAY LESS PULLMAN, WA., INC.                                                                      0
27234                MELDISCO/PAY LESS RENTON, WA., INC.                                                                       5
27235                MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                               6,843
27236                MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                       3,241
27237                MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                           904
27238                MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                        2,555
27239                MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                          4,370
27240                MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                            4,532
27241                MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                               5,523
27242                MELDISCO/PAY LESS STANWOOD, WA., INC.                                                                     0
27243                MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                            0
27244                MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                                       0
27245                MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                                0
27246                MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                                           0
27247                MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                                         0
27248                MELDISCO/PAY LESS 12TH ST, CO., INC.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27249                MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                                         12
27250                MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                                          71
27251                MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                                0
27252                MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                             1
27253                MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                                         101
27254                MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                            0
27255                MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                                        0
27256                MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                                        0
27257                MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                                 0
27258                MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                                   0
27259                MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                                  0
27260                MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                                           0
27261                MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                               0
27262                MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                              0
27263                MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                            0
27264                MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                              0
27265                MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                             1
27266                MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                               0
27267                MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                            0
27268                MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                                        0
27269                MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                                          0
27270                MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                             0
27271                MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                                          0
27272                MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                               0
27273                MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                                      50
27274                MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                                           0
27275                MELDISCO/PAY LESS YUMA, AZ., INC.                                                                         5
27276                MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                                          0
27277                MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                           101
27278                MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                            0
27279                MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                                0
27280                MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                                  0
27281                MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                                 0
27282                MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                                     0
27283                MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                              71
27284                MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                                    0
27285                MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                               0
27286                MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                                1
27287                MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                               0
27288                MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                                       0
27289                MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                                          0
27290                MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                              0
27291                MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                                 0
27292                MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                             0
27293                MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                              0
27294                MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                                     0
27295                MELDISCO/PAY LESS LITTLETON, CO., INC.                                                                    0
27296                MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                          22,939
27297                MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                         31,435
27298                MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                                         71
27299                MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                             0
27300                MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                                 0
27301                MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                              125
27302                MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                             4,357
27303                MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                                           0
27304                Galleria Pavilion Feet, Inc.                                                                         89,989
27305                MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


27306                MELDISCO K-M MCGALLIARD RD IND INC                                                                   18,507
27307                MELDISCO K-M LANCASTER, OHIO, INC.                                                                   32,630
27308                MELDISCO K-M MIAMI, FLA., INC.                                                                       44,509
27309                MELDISCO K-M MADAWASKA, MAINE, INC.                                                                   8,613
27310                MELDISCO K-M MARATHON, FLA., INC.                                                                    20,776
27311                MELDISCO K-M MARTINEZ, GA., INC.                                                                     18,145
27312                MELDISCO K-M JESUP, GA., INC.                                                                        18,522
27313                MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                           20,410
27314                MELDISCO K-M HURON, S.D., INC.                                                                       15,842
27315                MELDISCO K-M HOLYOKE, MASS., INC.                                                                    24,827
27316                MELDISCO K-M HIGHWAY 58, TENN., INC.                                                                 14,651
27317                MELDISCO K-M CONNERSVILLE IND INC                                                                    10,156
27318                MELDISCO K-M LACEY, WASH., INC.                                                                      20,454
27319                MELDISCO K-M KINGMAN, ARIZ., INC.                                                                    25,034
27320                MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                                  16,573
27321                MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                           28,333
27322                MELDISCO K-M MOORESTOWN, N.J., INC.                                                                  35,221
27323                MELDISCO K-M LAKE ST., MINN., INC.                                                                   51,150
27324                MELDISCO K-M DEPEW, N.Y., INC.                                                                       30,464
27325                MELDISCO K-M DAVENPORT, IA., INC.                                                                    12,271
27326                MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                              19,093
27327                MELDISCO K-M FRANKFORT, KY., INC.                                                                    14,474
27328                MELDISCO K-M FAIRHAVEN, MASS., INC.                                                                  21,715
27329                MELDISCO K-M ELKTON, MD., INC.                                                                       27,263
27330                MELDISCO K-M DOUGLASVILLE, GA., INC.                                                                 19,174
27331                MELDISCO K-M SMITHFIELD, N.C., INC.                                                                  15,237
27332                MELDISCO K-M HERTEL AVE., N.Y., INC.                                                                 31,878
27333                MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                              12,527
27334                MELDISCO K-M SPRINGFIELD, ORE., INC.                                                                      0
27335                MELDISCO K-M SOLON, OHIO, INC.                                                                       19,881
27336                MELDISCO K-M ALGONA, IOWA, INC.                                                                      10,809
27337                CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                               24,138
27338                MELDISCO K-M WOODBURY AVE., N.H., INC.                                                                    0
27339                MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                          23,119
27340                MELDISCO K-M SUPERIOR, WISC., INC.                                                                   12,871
27341                MELDISCO K-M ANAHEIM, CAL., INC.                                                                     22,856
27342                MELDISCO K-M BEAUFORT, S.C., INC.                                                                    23,977
27343                MELDISCO K-M AURORA AVE., WASH., INC.                                                                22,676
27344                MELDISCO K-M ARAMINGO AVE., PA., INC.                                                                73,623
27345                MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                              0
27346                MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                                           0
27347                MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                                         0
27348                MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                              0
27349                MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                                0
27350                MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                                          0
27351                MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                                        0
27352                MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                                     0
27353                MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                            0
27354                MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                                           0
27355                MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                             0
27356                MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                                     0
27357                MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                                       0
27358                MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                            0
27359                MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                            0
27360                MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                                           2
27361                MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                            0
27362                MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27363                MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                                           0
27364                MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                              0
27365                MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                             0
27366                MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                                         0
27367                MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                                            0
27368                MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                                       0
27369                MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                                            0
27370                MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                              0
27371                MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                                           0
27372                MELDISCO/PAY LESS EDMONDS, WA., INC.                                                                     59
27373                MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                                       0
27374                MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                                          0
27375                MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                                        0
27376                MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                                           0
27377                MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                              0
27378                MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                                   0
27379                MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                                         0
27380                MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                                          0
27381                MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                            0
27382                MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                                     0
27383                MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                                3
27384                MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                                      0
27385                MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                                       0
27386                MELDISCO/PAY LESS SEASIDE, OR., INC.                                                                      0
27387                MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                                 0
27388                MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                                      0
27389                MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                                   0
27390                MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                                 0
27391                MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                                         0
27392                MELDISCO/PAY LESS 7000 SO., UT., INC.                                                                     0
27393                MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                                           0
27394                MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                             0
27395                MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                            0
27396                MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                                        0
27397                MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                                      0
27398                MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                             0
27399                MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                                      125
27400                MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                          125
27401                MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                                 0
27402                MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                                 100
27403                MELDISCO/PAY LESS 3300 SO., UT., INC.                                                                     0
27404                MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                               0
27405                MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                               0
27406                MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                                           0
27407                MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                                    0
27408                MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                                   0
27409                MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                              0
27410                MELDISCO/PAY LESS SEDONA, AZ., INC.                                                                       0
27411                MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                                   0
27412                MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                                 0
27413                MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                                    0
27414                MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                                   0
27415                MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                               137
27416                MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                                        0
27417                MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                                         0
27418                MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                                          0
27419                MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27420                MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                                          0
27421                MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                            0
27422                MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                                            0
27423                MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                                          0
27424                MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                                          0
27425                MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                                 0
27426                MELDISCO/PAY LESS LACEY, WA., INC.                                                                        1
27427                MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                                     0
27428                MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                                   0
27429                MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                                 0
27430                MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                                 3
27431                MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                                  0
27432                MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                                           0
27433                MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                                       0
27434                MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                                0
27435                MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                                     0
27436                MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                                     25
27437                MELDISCO/PAY LESS COLFAX, CO., INC.                                                                       0
27438                MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                                    0
27439                MELDISCO/PAY LESS BROADWAY, CO., INC.                                                                     0
27440                MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                                        4
27441                MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                                        0
27442                MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                                        0
27443                MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                                     0
27444                MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                                           0
27445                MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                                         0
27446                MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                               0
27447                MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                               0
27448                MELDISCO/PAY LESS CALDWELL, ID., INC.                                                                     0
27449                MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                                    0
27450                MELDISCO/PAY LESS BOULDER, CO., INC.                                                                      0
27451                MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                                    0
27452                MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                                0
27453                MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                            0
27454                MELDISCO/PAY LESS OREM, UT., INC.                                                                         0
27455                MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                              125
27456                MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                                         0
27457                MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                                 0
27458                MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                              0
27459                MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                                           0
27460                MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                                    0
27461                MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                                            0
27462                MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                               0
27463                MELDISCO/PAY LESS DENVER, CO., INC.                                                                       0
27464                MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                              0
27465                MELDISCO/PAY LESS GREELEY, CO., INC.                                                                      0
27466                MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                            0
27467                MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                                        0
27468                MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                             0
27469                MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                                         0
27470                MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                                     0
27471                MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                             0
27472                MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                                   0
27473                MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                                0
27474                MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                                           0
27475                MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                                          0
27476                MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                                        0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27477                MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                                        0
27478                MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                              0
27479                MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                                   0
27480                MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                                            0
27481                MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                                        0
27482                MELDISCO/PAY LESS 28TH ST., CO., INC.                                                                     0
27483                MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                                       0
27484                MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                                           0
27485                MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                                     0
27486                MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                                         0
27487                MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                                           0
27488                MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                                          0
27489                MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                                 0
27490                MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                              0
27491                MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                                           0
27492                MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                                  0
27493                MELDISCO/PAY LESS 24TH ST., UT., INC.                                                                     0
27494                MELDISCO/PAY LESS 635 EAST, UT., INC.                                                                     0
27495                MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                                          5
27496                MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                                    25
27497                MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                                 1
27498                MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                                            0
27499                MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                               0
27500                Valley View Shopping Ctr. Footaction, Inc.                                                           72,921
27501                Washington Footaction, Inc.                                                                               0
27502                Southwest Center Footaction, Inc.                                                                   141,250
27503                MELDISCO K-M MURRELLS INLET, SC., INC.                                                               21,340
27504                La Plaza Mall Footaction, Inc.                                                                       99,754
27505                BERKLEY MALL FOOTACTION, INC.                                                                        65,262
27506                Parkdale Mall Footaction, Inc.                                                                      109,006
27507                Ocean County Mall Footaction, Inc.                                                                  104,343
27508                Puente Hills Footaction, Inc.                                                                        85,046
27509                Mall of Americas Footaction, Inc.                                                                    51,185
27510                Mall St. Vincent Footaction, Inc.                                                                   101,256
27511                Forest Village Park Footaction, Inc.                                                                121,762
27512                Washington Square Footaction, Inc.                                                                   59,226
27513                Acadiana Footaction, Inc.                                                                               268
27514                Albany Mall Footaction, Inc.                                                                         98,399
27515                Albuquerque Footaction, Inc.                                                                         31,636
27516                Aurora Footaction, Inc.                                                                              69,326
27517                Baldwin Hills Footaction, Inc.                                                                      113,122
27518                Bergen Footaction, Inc.                                                                              50,483
27519                The Parks Footaction, Inc.                                                                          148,060
27520                Stony Brook Footaction, Inc.                                                                        190,537
27521                St. Louis Center Footaction, Inc.                                                                    63,708
27522                South Park Mall Footaction, Inc.                                                                    101,985
27523                COLUMBIA FOOTACTION, INC.                                                                           160,755
27524                Collin Creek Footaction, Inc.                                                                        30,365
27525                Birchwood Mall Footaction, Inc.                                                                           0
27526                Hanes Mall Footaction, Inc.                                                                         105,246
27527                Tulsa Promenade Footaction, Inc.                                                                     60,910
27528                MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                            3,845
27529                Westfarms Open Country, Inc.                                                                        112,639
27530                Cumberland Mall Footaction, Inc.                                                                    141,214
27531                Eagle Ridge Footaction, Inc.                                                                         25,028
27532                Almeda Footaction, Inc.                                                                             151,332
27533                EASTLAND MALL FOOTACTION, INC.                                                                      223,646

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27534                Edison Mall Footaction, Inc.                                                                         56,438
27535                Topanga Footaction, Inc.                                                                             43,867
27536                So. Orange Ave. Open Country, Inc.                                                                   42,025
27537                MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                            58,325
27538                MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                            57,217
27539                White Plains Galleria Footaction, Inc.                                                              153,282
27540                Willowbrook Mall Footaction, Inc.                                                                   136,712
27541                MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                          14,423
27542                HOMEWOOD, ILL., MELDISCO K-M, INC.                                                                   81,936
27543                BELLEVILLE, IL., MELDISCO K-M, INC.                                                                  18,233
27544                Madison Square Mall Footaction, Inc.                                                                 94,157
27545                The Plaza Footaction, Inc.                                                                           64,890
27546                Rio-West Mall Footaction, Inc.                                                                       71,556
27547                Rock Hill Mall Footaction, Inc.                                                                      95,406
27548                Signal Hill Mall Footaction, Inc.                                                                    67,782
27549                Las Americas Footaction, Inc.                                                                        43,895
27550                16300 HARLEM, IL., MELDISCO K-M, INC.                                                                71,514
27551                CRESTWOOD, IL., MELDISCO K-M, INC.                                                                   30,305
27552                MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                                         35,706
27553                MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                              47,240
27554                MELDISCO K-M 200 KENT LANDING, MD., INC.                                                             26,604
27555                MELDISCO K-M 19TH ST., TX., INC.                                                                     38,876
27556                COURT ST., ILL., MELDISCO K-M, INC.                                                                  45,702
27557                MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                               71,064
27558                MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                             30,457
27559                MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                             14,017
27560                MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                             40,282
27561                MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                          47,260
27562                MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                             23,433
27563                MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                            21,935
27564                MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                                        32,798
27565                MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                           59,247
27566                MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                                        23,688
27567                MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                           94,226
27568                MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                           37,411
27569                MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                           36,737
27570                MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                                         28,802
27571                MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                          47,878
27572                MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                               10,898
27573                MELDISCO K-M 8TH ST., FL., INC.                                                                      44,602
27574                MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                                      18,524
27575                MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                                        21,897
27576                MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                               20,410
27577                MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                          192,621
27578                MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                          19,732
27579                MELDISCO K-M 104 DANBURY RD., CT., INC.                                                              19,030
27580                MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                           33,883
27581                MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                                 30,898
27582                MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                                      35,720
27583                MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                                70,043
27584                CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                          49,276
27585                MELDISCO K-M 511 W. SANILAC, MI., INC.                                                               18,635
27586                MELDISCO K-M MIDWAY PARK, N.C., INC.                                                                 17,462
27587                MELDISCO K-M 480 WEST ST., N.H., INC.                                                                13,299
27588                MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                                       26,221
27589                MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                             35,468
27590                MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                                         19,436

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27591                MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                             20,533
27592                MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                                         52,609
27593                MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                            17,350
27594                MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                           22,634
27595                MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                            31,528
27596                MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                                 27,930
27597                MELDISCO K-M MITCHELL, S.D., INC.                                                                    14,209
27598                MELDISCO K-M LOS BANOS, CA., INC.                                                                    20,831
27599                MELDISCO K-M LUFKIN, TX., INC.                                                                       15,972
27600                MELDISCO K-M LUMBERTON, N.C., INC.                                                                   27,407
27601                MELDISCO K-M LOCK HAVEN, PA., INC.                                                                   16,396
27602                MELDISCO K-M LONG BEACH, MS., INC.                                                                   16,260
27603                MELDISCO K-M LORAIN, OH., INC.                                                                       36,140
27604                MELDISCO K-M LARAMIE, WY., INC.                                                                       9,822
27605                MELDISCO K-M MALONE, N.Y., INC.                                                                      21,618
27606                MELDISCO K-M MAPLEWOOD, MO., INC.                                                                    30,583
27607                MELDISCO K-M MARKET PLACE, AL., INC.                                                                 25,322
27608                MELDISCO K-M MARSHALL, MN., INC.                                                                     14,469
27609                FOREST PARK, IL., MELDISCO K-M, INC.                                                                 52,162
27610                FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                            25,983
27611                MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                             30,738
27612                MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                                      69,891
27613                MELDISCO K-M MONROE, N. C., INC.                                                                     29,026
27614                MELDISCO K-M WEST 3RD ST IND INC                                                                     15,453
27615                MELDISCO K-M GROVE CITY, OH., INC.                                                                   45,854
27616                MELDISCO K-M 2828 N BROADWAY IND INC                                                                  9,192
27617                MELDISCO K-M BROOKLAWN, N.J., INC.                                                                   78,225
27618                MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                              53,121
27619                MELDISCO K-M WEBSTER, MASS., INC.                                                                    17,357
27620                MELDISCO K-M CLARION, PA., INC.                                                                      15,576
27621                MELDISCO K-M TULLAHOMA, TENN., INC.                                                                  18,289
27622                MELDISCO K-M THORNDALE, PA., INC.                                                                    20,957
27623                EFFINGHAM, ILL., MELDISCO K-M, INC.                                                                  15,656
27624                MELDISCO K-M CLEVELAND RD., GA., INC.                                                                35,808
27625                STEGER, ILL., MELDISCO K-M, INC.                                                                     31,945
27626                MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                         19,971
27627                MELDISCO K-M SPANISH FORK, UTAH, INC.                                                                19,100
27628                MELDISCO K-M RHINELANDER, WISC., INC.                                                                 7,824
27629                MELDISCO K-M BARBERTON, OHIO, INC.                                                                   34,094
27630                BELVIDERE, ILL., MELDISCO K-M, INC.                                                                  21,999
27631                MELDISCO K-M MILFORD, CT., INC.                                                                      29,794
27632                MELDISCO K-M WADSWORTH, OHIO, INC.                                                                   26,769
27633                MELDISCO K-M EL PASO, TX., INC.                                                                      61,230
27634                MELDISCO K-M EPHRATA, PA., INC.                                                                      38,334
27635                MELDISCO K-M SOMERVILLE, MASS., INC.                                                                 28,431
27636                MELDISCO K-M MANDEVILLE, LA., INC                                                                    22,507
27637                MELDISCO K-M JONESBORO, ARK., INC.                                                                   20,074
27638                MELDISCO K-M HUNT RD., OHIO, INC.                                                                    23,801
27639                MELDISCO K-M LOVELAND, COLO., INC.                                                                   18,056
27640                SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                           30,772
27641                VERMILION ST., ILL., MELDISCO K-M, INC.                                                              18,460
27642                STERLING, ILL., MELDISCO K-M, INC.                                                                   16,606
27643                SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                                16,256
27644                ROCKFORD, ILL., MELDISCO K-M, INC.                                                                   19,066
27645                QUINCY, ILL., MELDISCO K-M, INC.                                                                     29,842
27646                PERU TWP., ILL., MELDISCO K-M, INC.                                                                  19,143
27647                PEKIN ILL., MELDISCO K-M, INC.                                                                       22,772

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27648                PALATINE, ILL., MELDISCO K-M, INC.                                                                   33,472
27649                NAPERVILLE, ILL., MELDISCO K-M, INC.                                                                 32,029
27650                MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                              30,204
27651                MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                               41,489
27652                MELDISCO K-M DEWITT, N.Y., INC.                                                                      24,410
27653                MELDISCO K-M DIVISION ST. W. VA., INC.                                                               24,416
27654                MELDISCO K-M DONELSON, TENN, INC.                                                                    27,595
27655                MELDISCO K-M DOTHAN, ALA., INC.                                                                      18,895
27656                MELDISCO K-M DOVER, DEL., INC.                                                                       26,764
27657                MELDISCO K-M DULUTH, MINN., INC.                                                                     12,373
27658                MELDISCO K-M E. 51ST ST., OKLA., INC.                                                                16,401
27659                MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                             52,378
27660                MELDISCO K-M E. BROAD ST., ALA., INC.                                                                13,666
27661                MELDISCO K-M E. HIGH ST., PA., INC.                                                                  21,883
27662                MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                                22,798
27663                MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                              34,633
27664                MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                                   21,605
27665                MELDISCO K-M ENID, OKLA., INC.                                                                       19,406
27666                MELDISCO K-M EXTON, PA., INC.                                                                        18,366
27667                MELDISCO K-M CLEMENTON, N.J., INC.                                                                   26,948
27668                MELDISCO K-M COLISEUM BLVD N IND INC                                                                 21,226
27669                MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                               8,111
27670                MELDISCO K-M CONCORD AVE., CALIF., INC.                                                              26,543
27671                MELDISCO K-M CORAOPOLIS, PA., INC.                                                                   21,207
27672                MELDISCO K-M CORONA, CALIF., INC.                                                                    36,723
27673                MELDISCO K-M CORUNNA, MICH., INC.                                                                    14,187
27674                MELDISCO K-M CROFTON, MD., INC.                                                                      39,488
27675                MELDISCO K-M CROMWELL, CONN., INC.                                                                   30,708
27676                MELDISCO K-M DALTON, GA., INC.                                                                       30,065
27677                MELDISCO K-M DAWSON RD., GA., INC.                                                                   32,846
27678                MELDISCO K-M DAYTON, OHIO, INC.                                                                      20,809
27679                Lafayette Feet, Inc.                                                                                 69,345
27680                Springfield Feet, Inc.                                                                               87,924
27681                Shreveport Feet, Inc.                                                                                76,792
27682                Laredo Feet, Inc.                                                                                    63,612
27683                Covington Feet, Inc.                                                                                 66,892
27684                Ft. Myers Feet, Inc.                                                                                 65,484
27685                Morrow Feet, Inc.                                                                                   118,179
27686                Mesquite Feet, Inc.                                                                                  79,194
27687                New Orleans Feet, Inc.                                                                               95,757
27688                La Mesa Feet, Inc.                                                                                        0
27689                Tempe Feet, Inc.                                                                                    100,186
27690                San Diego Feet, Inc.                                                                                 82,847
27691                Hialeah Feet, Inc.                                                                                   92,803
27692                Houston Feet, Inc.                                                                                   72,602
27693                Almeda Feet, Inc.                                                                                    47,679
27694                East Towne Mall Feet, Inc.                                                                           58,116
27695                Aventura Feet, Inc.                                                                                  84,610
27696                Oklahoma City Feet, Inc.                                                                             65,894
27697                Savannah Feet, Inc.                                                                                  89,583
27698                Little Rock Feet, Inc.                                                                               65,555
27699                Vista Feet, Inc.                                                                                     67,557
27700                Austell Feet, Inc.                                                                                   50,087
27701                West Palm Feet, Inc.                                                                                 83,395
27702                Brownsville Feet, Inc.                                                                               50,124
27703                Hurst Feet, Inc.                                                                                     29,272
27704                Riverchase Feet, Inc.                                                                                94,084

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27705                Whitehall Feet, Inc.                                                                                 78,344
27706                Princeton Feet, Inc.                                                                                      0
27707                Southwest Freeway Feet, Inc.                                                                         78,472
27708                Daytona Beach Feet, Inc.                                                                             73,578
27709                Alpharetta Feet, Inc.                                                                                79,649
27710                MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                        20,150
27711                Desert Ridge Feet, Inc.                                                                              83,950
27712                Montgomery Feet, Inc.                                                                                72,068
27713                Norman Feet, Inc.                                                                                    56,889
27714                MELDISCO K-M MURDOCK, FL., INC.                                                                      30,451
27715                MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                            28,111
27716                MELDISCO K-M MISSION, TX., INC.                                                                      36,439
27717                MELDISCO K-M MILFORD, MI., INC.                                                                      11,596
27718                MELDISCO K-M MOJAVE, CA., INC.                                                                       23,074
27719                MELDISCO K-M MT. VERNON, OHIO, INC.                                                                  18,142
27720                MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                                        33,847
27721                MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                           13,510
27722                MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                              26,885
27723                CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                            109,789
27724                MELDISCO K-M BAD AXE, MICH., INC.                                                                    12,552
27725                GALESBURG, ILL., MELDISCO K-M, INC.                                                                  15,144
27726                CHICAGO, ILL., MELDISCO K-M, INC.                                                                    89,103
27727                MCHENRY, IL., MELDISCO K-M , INC.                                                                    17,118
27728                CANTON, ILL., MELDISCO K-M, INC.                                                                     13,640
27729                1880 S.W. AVE., IL., MELDISCO K-M INC.                                                               16,525
27730                MELDISCO K-M 610 ROUTE 940 PA., INC.                                                                 17,805
27731                MELDISCO K-M 5TH ST. HWY., PA., INC.                                                                 44,332
27732                MELDISCO K-M 723 3RD AVE., IN., INC.                                                                 18,681
27733                MELDISCO K-M GAYLORD, MICH., INC                                                                     10,126
27734                MELDISCO K-M RICE LAKE, WISC., INC.                                                                  10,058
27735                MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                            8,918
27736                MELDISCO K-M 625 HWY. #136, WI., INC.                                                                14,140
27737                MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                            18,056
27738                MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                          62,125
27739                MELDISCO K-M 815 E. INNES ST., NC., INC.                                                             18,858
27740                MELDISCO K-M 830 MAIN ST., ME., INC.                                                                  6,028
27741                MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                               23,026
27742                MELDISCO K-M 27TH AVE., FL., INC.                                                                    25,384
27743                MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                                      14,894
27744                MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                               25,416
27745                MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                            30,075
27746                2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                                         29,437
27747                ASHLAND AVE., IL., MELDISCO K-M, INC.                                                                73,768
27748                MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                          18,032
27749                MACOMB, ILL., MELDISCO K-M, INC.                                                                     13,875
27750                MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                            18,869
27751                MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                          27,798
27752                MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                             19,616
27753                MELDISCO K-M 1250 PERRY ST., MI., INC.                                                               13,836
27754                MELDISCO K-M 103 OAK AVE., WI., INC.                                                                 11,700
27755                MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                                5,112
27756                MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                                         21,735
27757                MELDISCO K-M 50TH & WADENA, MN., INC.                                                                17,017
27758                MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                                      25,286
27759                MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                                17,020
27760                MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                              30,289
27761                MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                                15,794

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27762                MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                                      34,289
27763                MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                              35,334
27764                MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                                       39,549
27765                MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                                 25,459
27766                MELDISCO K-M RANDOLPH ST., N.C., INC.                                                                13,677
27767                MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                               22,761
27768                MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                           31,538
27769                MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                           26,899
27770                MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                                  17,735
27771                MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                                      24,783
27772                MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                            19,770
27773                MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                                     45,807
27774                MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                                     10,654
27775                MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                                 18,765
27776                MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                                  33,247
27777                MELDISCO K-M SALISBURY, MD., INC.                                                                    18,697
27778                SHOE ZONE #8437, INC.                                                                                56,922
27779                MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                                  17,086
27780                MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                              28,388
27781                MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                                40,285
27782                MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                          18,093
27783                MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                            18,085
27784                MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                           22,284
27785                MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                                   14,900
27786                MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                              32,588
27787                MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                               17,099
27788                Gainesville Feet, Inc.                                                                                    0
27789                Kennesaw Feet, Inc.                                                                                  73,725
27790                Hollywood Feet, Inc.                                                                                 88,444
27791                Florida Mall Feet, Inc.                                                                              34,933
27792                Fayetteville Feet, Inc.                                                                              62,931
27793                Duluth Feet, Inc.                                                                                    63,456
27794                Chattanooga Feet, Inc.                                                                               65,277
27795                Bannister Feet, Inc.                                                                                 78,405
27796                Augusta Feet, Inc.                                                                                   94,178
27797                McAllen Feet, Inc.                                                                                   76,307
27798                Overland Park Feet, Inc.                                                                             70,494
27799                Miami Feet, Inc.                                                                                    106,885
27800                Stonecrest Feet, Inc.                                                                                81,663
27801                SAN YSIDRO FEET, INC.                                                                                58,004
27802                San Antonio Feet, Inc.                                                                               63,236
27803                Sunrise Feet, Inc.                                                                                   93,815
27804                The Forum at Olympia Parkway Feet, Inc.                                                              55,143
27805                Altamonte Springs Feet, Inc.                                                                         83,280
27806                Galleria Feet, Inc.                                                                                  50,974
27807                Antioch Feet, Inc.                                                                                   25,774
27808                River Ridge Feet, Inc.                                                                               81,712
27809                Quebec Square Feet, Inc.                                                                             82,593
27810                Huntsville Feet, Inc.                                                                                70,623
27811                Market Plaza Feet, Inc.                                                                              72,631
27812                Memphis Feet, Inc.                                                                                   29,718
27813                MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                                 15,763
27814                MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                                29,219
27815                MELDISCO K-M WILLOW ST., PA., INC.                                                                   33,882
27816                MELDISCO K-M RIVERTON, WYO., INC.                                                                    11,201
27817                MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                             20,671
27818                MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                            11,148

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27819                MELDISCO K-M MT. PLEASANT, PA., INC.                                                                 24,202
27820                MELDISCO K-M MAAG AVE., CA., INC.                                                                    28,427
27821                MELDISCO K-M MACON, GA., INC.                                                                        33,400
27822                Southwyck Fan Club, Inc.                                                                             29,836
27823                MELDISCO K-M MADISON, N.C., INC.                                                                     17,750
27824                MELDISCO K-M MAIN ST., CA., INC.                                                                     24,032
27825                MELDISCO K-M MALL DRIVE, OH., INC.                                                                   16,174
27826                MELDISCO K-M LOS ANGELES, CA., INC.                                                                  67,939
27827                MELDISCO K-M LANCASTER, S.C., INC.                                                                   17,210
27828                MELDISCO K-M N. BROAD ST., N.C., INC.                                                                15,825
27829                MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                               15,889
27830                MELDISCO K-M LUTZ, FL., INC.                                                                         13,626
27831                PARKCHESTER FOOTACTION, INC.                                                                         93,247
27832                MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                          2,684
27833                MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                              17,044
27834                MELDISCO K-M CLAYTON RD., CA., INC.                                                                  28,661
27835                MELDISCO K-M CHESAPEAKE, VA., INC.                                                                   20,917
27836                MELDISCO K-M CAMARILLO, CA., INC.                                                                    19,959
27837                MELDISCO K-M BROOMFIELD, COLO, INC.                                                                  15,202
27838                MELDISCO K-M BEMIDJI, MINN., INC.                                                                    12,646
27839                MELDISCO K-M BELLEVILLE, N.J., INC.                                                                  67,407
27840                MELDISCO K-M BECKLEY W. VA., INC.                                                                    24,577
27841                Security Square Mall Footaction, Inc.                                                                63,818
27842                San Jacinto Footaction, Inc.                                                                         71,637
27843                Salmon Run Fan Club, Inc.                                                                                 0
27844                Rockaway Open Country, Inc.                                                                          31,582
27845                Rivergate Mall Footaction, Inc.                                                                      53,386
27846                Parmatown Fan Club, Inc.                                                                                  0
27847                Paterson Main Footaction, Inc.                                                                       56,067
27848                Southland Terrace Footaction, Inc.                                                                   70,482
27849                Southland Mall Footaction, Inc.                                                                      85,542
27850                Providence County Fan Club, Inc.                                                                     76,685
27851                Post Oak Mall Footaction, Inc.                                                                       28,677
27852                Pico Rivera Footaction, Inc.                                                                         71,647
27853                PHILADELPHIA FOOTACTION, INC.                                                                        65,549
27854                Permian Mall Footaction, Inc.                                                                        84,386
27855                Pecanland Mall Footaction, Inc.                                                                      66,595
27856                Studio Village Footaction, Inc.                                                                      42,053
27857                Staten Island Fan Club, Inc.                                                                        173,713
27858                Springfield Mall Footaction, Inc.                                                                   103,310
27859                Northwoods Mall Footaction, Inc.                                                                     54,086
27860                Swansea Fan Club, Inc.                                                                               30,092
27861                Sunrise Footaction, Inc.                                                                             58,166
27862                MELDISCO K-M BRADENTON, FLA., INC.                                                                   17,199
27863                MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                            18,765
27864                MELDISCO K-M CAPE CORAL, FLA., INC.                                                                  23,221
27865                MELDISCO K-M VERO BEACH, FLA., INC.                                                                  29,958
27866                MELDISCO K-M BATH, N.Y., INC.                                                                        19,162
27867                MELDISCO K-M JERSEY CITY, N.J., INC.                                                                 48,264
27868                LOCKPORT, ILL., MELDISCO K-M, INC.                                                                    9,030
27869                MELDISCO K-M FT. SMITH, ARK., INC.                                                                   22,589
27870                MELDISCO K-M GREENWICH, N.Y., INC.                                                                    9,100
27871                MELDISCO K-M CALHOUN, GA., INC.                                                                      27,462
27872                MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                           10,724
27873                MELDISCO K-M ARTESIA, N. M., INC.                                                                    16,530
27874                MELDISCO K-M XENIA, OHIO, INC.                                                                       15,552
27875                MELDISCO K-M REXBURG, IDAHO, INC.                                                                    11,935

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27876                MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                               13,109
27877                MELDISCO K-M ONTARIO,CA., INC.                                                                       44,649
27878                MELDISCO K-M GRETNA, LA., INC.                                                                       28,364
27879                MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                                 10,639
27880                MELDISCO K-M SHAWNEE, OKLA., INC.                                                                    25,496
27881                Summit Place Fan Club, Inc.                                                                          26,477
27882                Northgate - Seattle Open Country, Inc.                                                              124,743
27883                North Milwaukee Avenue Footaction, Inc.                                                              41,358
27884                Newport Center Fan Club, Inc.                                                                       131,203
27885                Temple Footaction, Inc.                                                                              40,975
27886                Tanglewood Mall R#14 Footaction, Inc.                                                                31,234
27887                Media City Fan Club, Inc.                                                                            55,051
27888                MEMORIAL CITY UPRISE, INC.                                                                           75,140
27889                Melbourne Square Fan Club, Inc.                                                                      72,206
27890                Montebello Fan Club, Inc.                                                                            68,960
27891                Montclair Fan Club, Inc.                                                                             40,278
27892                Miami International Fan Club, Inc.                                                                   68,486
27893                Mesilla Valley Mall Footaction, Inc.                                                                 75,274
27894                Menlo Park Thom McAn, Inc.                                                                          187,041
27895                Richland Mall Footaction, Inc.                                                                       70,261
27896                Raleigh Springs Footaction, Inc.                                                                     28,399
27897                The Landings Footaction, Inc.                                                                        52,869
27898                Wrigley Marketplace Footaction, Inc.                                                                 66,431
27899                Eastpoint Mall Footaction, Inc.                                                                      66,070
27900                Footaction Gulfgate Mall, Inc.                                                                      119,364
27901                White Marsh Open Country, Inc.                                                                       87,417
27902                ARLINGTON UPRISE, INC.                                                                               71,988
27903                Wiregrass Commons Footaction, Inc.                                                                   49,889
27904                WOODLANDS UPRISE, INC.                                                                               69,027
27905                JESSAMINE FOOTACTION, INC.                                                                           71,842
27906                Jefferson Village Footaction, Inc.                                                                   19,103
27907                Jefferson Footaction, Inc.                                                                           91,409
27908                Iverson Mall Footaction, Inc.                                                                        66,469
27909                Hilltop Footaction, Inc.                                                                             96,863
27910                MELDISCO K-M MCALLEN, TX., INC.                                                                      32,011
27911                MELDISCO K-M MAUSTON, WI., INC.                                                                      16,116
27912                MELDISCO K-M MARTELL, CA., INC.                                                                      12,629
27913                MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                                16,662
27914                MELDISCO K-M EUREKA, CA, INC.                                                                        30,430
27915                MELDISCO K-M EL MONTE WAY, CA., INC.                                                                 32,498
27916                MELDISCO K-M ROCKLIN, CA., INC.                                                                      16,771
27917                MELDISCO K-M NASHVILLE, TN., INC.                                                                    38,491
27918                MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                                19,357
27919                MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                          13,058
27920                MELDISCO K-M METROTECH DR., VA., INC.                                                                33,218
27921                MELDISCO K-M NATCHEZ, MS., INC.                                                                      15,947
27922                MELDISCO K-M FREEDOM, CALIF., INC.                                                                   22,595
27923                MELDISCO K-M GEORGETOWN, KY., INC.                                                                   13,952
27924                MELDISCO K-M FAUKNER RD., CA., INC.                                                                  18,388
27925                MELDISCO K-M FRANKLIN, N.C., INC.                                                                    22,615
27926                MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                          12,046
27927                MELDISCO K-M ROANOKE, VA., INC.                                                                      26,822
27928                MELDISCO K-M NASHUA, NH., INC.                                                                       10,712
27929                MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                         7,588
27930                MELDISCO K-M SAN GERMAN, P.R., INC.                                                                  51,911
27931                MELDISCO K-M SEBRING, FLA., INC.                                                                     24,511
27932                MELDISCO K-M SEMINOLE, FLA., INC.                                                                    32,090

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27933                MELDISCO K-M ERIE HWY., OH., INC.                                                                    27,742
27934                MELDISCO K-M FAIRMONT, MN., INC.                                                                     13,066
27935                MELDISCO K-M DOUGLAS AVE., WI., INC.                                                                 19,423
27936                MELDISCO K-M DUNDAS, MN., INC.                                                                       10,335
27937                MELDISCO K-M DURHAM, NC., INC.                                                                       23,703
27938                MELDISCO K-M EDGEWOOD, PA., INC.                                                                     21,420
27939                MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                           32,439
27940                MELDISCO K-M FONTANA, CA., INC.                                                                      51,186
27941                MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                          16,944
27942                MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                             14,571
27943                MELDISCO K-M DEVILS LK., N.D., INC.                                                                  14,400
27944                MELDISCO K-M ELKO, NV., INC.                                                                         14,180
27945                MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                           29,058
27946                MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                            20,982
27947                MELDISCO K-M SAN MATEO, CA., INC.                                                                    32,668
27948                MELDISCO K-M SANTA BARBARA, CA., INC.                                                                36,522
27949                MELDISCO K-M SCOTT DEPOT, WV., INC.                                                                  25,533
27950                MELDISCO K-M MEDFORD, WI., INC.                                                                      22,689
27951                MELDISCO K-M MERAUX, LA., INC.                                                                       27,524
27952                MELDISCO K-M ROSEBURG, OR., INC.                                                                     14,867
27953                MELDISCO K-M N. COLUMBIA, GA., INC.                                                                  14,642
27954                MELDISCO K-M S. MADISON AVE., GA., INC.                                                              19,914
27955                MELDISCO K-M N. COURT ST., OH., INC.                                                                 34,924
27956                MONTGOMERY, IL., MELDISCO K-M, INC.                                                                  39,397
27957                Eastland-Columbus Footaction, Inc.                                                                   99,357
27958                Seminary South Footaction, Inc.                                                                      47,441
27959                Regency Square Footaction, Inc.                                                                      96,135
27960                Elizabeth Footaction, Inc.                                                                           63,347
27961                Baton Rouge Footaction, Inc.                                                                        126,322
27962                Coddingtown Footaction, Inc.                                                                         76,851
27963                Florin Center Footaction, Inc.                                                                       97,582
27964                Arsenal Footaction, Inc.                                                                             32,482
27965                Florida Mall Footaction, Inc.                                                                       137,746
27966                Bakersfield Footaction, Inc.                                                                         76,882
27967                Beaver Mall Footaction, Inc.                                                                         28,424
27968                Woodland Hills Footaction, Inc.                                                                     107,376
27969                Greenmount Footaction, Inc.                                                                          26,223
27970                Mccreeless Mall Footaction, Inc.                                                                     41,226
27971                North Riverside Fan Club, Inc.                                                                      140,814
27972                Northgate - Durham Footaction, Inc.                                                                 115,188
27973                Brunswick Square Footaction, Inc.                                                                    89,175
27974                Burlington Center (N.J.) Footaction, Inc.                                                            39,201
27975                Colonial Heights Footaction, Inc.                                                                    76,328
27976                CENTURY FOOTACTION, INC.                                                                             98,102
27977                Southland-Hayward Footaction, Inc.                                                                  109,512
27978                Coral Square Footaction, Inc.                                                                       103,984
27979                Ross Park Mall Footaction, Inc.                                                                      30,383
27980                Braintree Footaction, Inc.                                                                          194,026
27981                Belden Footaction, Inc.                                                                              23,661
27982                Brazos Mall Footaction, Inc.                                                                         51,969
27983                Granger Footaction, Inc.                                                                             55,822
27984                Greenbrier Mall Footaction, Inc.                                                                     66,302
27985                Tacoma Mall Footaction, Inc.                                                                         94,089
27986                Cheltenham Square Footaction, Inc.                                                                   26,070
27987                Oxford Valley Mall Footaction, Inc.                                                                  74,453
27988                MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                      3,755
27989                Southern Park Footaction, Inc.                                                                       69,721

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27990                Shannon Footaction, Inc.                                                                             42,578
27991                Pearlridge Footaction, Inc.                                                                          95,865
27992                Orange Park (FLA.) Footaction, Inc.                                                                  77,513
27993                Midland Park Footaction, Inc.                                                                        71,797
27994                Ridgedale Fan Club, Inc.                                                                             33,292
27995                Peabody Open Country, Inc.                                                                              354
27996                Chicago Ridge Footaction                                                                             26,828
27997                Menlo Park Fan Club, Inc.                                                                            64,339
27998                Merritt Island Footaction. Inc.                                                                      18,850
27999                Md., Wheaton Footaction, Inc.                                                                       108,147
28000                Biltmore Square Footaction, Inc.                                                                     19,162
28001                Harlem-Irving Footaction, Inc.                                                                       95,327
28002                Ingram Park Footaction, Inc.                                                                        129,321
28003                Macon Mall Footaction, Inc.                                                                         118,147
28004                Virginia Center Commons Footaction, Inc.                                                             71,465
28005                Miami Flagler Footaction, Inc.                                                                       43,867
28006                CT Post Fan Club, Inc.                                                                               89,688
28007                Covina (Cal.) Footaction, Inc.                                                                      101,672
28008                Christiana Footaction, Inc.                                                                         158,064
28009                Manassas Footaction                                                                                  77,935
28010                Governor's Square Footaction, Inc.                                                                   49,436
28011                Sunland Park Footaction, Inc.                                                                        20,245
28012                Denton Footaction, Inc.                                                                              13,709
28013                Broadway Footaction, Inc.                                                                            27,535
28014                Cutler Ridge Mall Footaction, Inc.                                                                   50,036
28015                MELDISCO K-M CHEMLSFORD, MASS., INC.                                                                 19,161
28016                MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                          20,471
28017                MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                                13,770
28018                MELDISCO K-M CARROLL, IOWA, INC.                                                                     13,260
28019                MELDISCO K-M CANTON, GA., INC.                                                                       29,315
28020                MELDISCO K-M CAMDEN, S.C., INC.                                                                      14,174
28021                MELDISCO K-M BREVARD RD., N.C., INC.                                                                 28,532
28022                MELDISCO K-M BRIGHTON, COLO., INC.                                                                   17,744
28023                MELDISCO K-M BRYAN, OHIO, INC.                                                                       14,935
28024                MELDISCO K-M BUFORD, GA., INC.                                                                       39,081
28025                MELDISCO K-M BURBANK, CA., INC.                                                                      35,070
28026                MELDISCO K-M AUSTIN, MINN., INC.                                                                     15,293
28027                MELDISCO K-M ATWATER, CA., INC.                                                                      24,515
28028                MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                            37,116
28029                MELDISCO K-M BURTON LANE, IN., INC.                                                                  14,601
28030                MELDISCO K-M BURLINGTON, WI., INC.                                                                   13,080
28031                MELDISCO K-M BURLINGTON, WA., INC.                                                                   17,679
28032                MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                              26,616
28033                MELDISCO K-M CALLAWAY, FLA., INC.                                                                    18,940
28034                MELDISCO K-M BUTTE, MT., INC.                                                                        12,510
28035                MELDISCO K-M CHESTER, VA., INC.                                                                      20,758
28036                MELDISCO K-M BLUEFIELD, W.VA., INC.                                                                  28,554
28037                MELDISCO K-M BONITA SPRINGS, FL., INC.                                                               26,293
28038                MELDISCO K-M AMERICAN FORK, UT., INC.                                                                20,846
28039                MELDISCO K-M ANOKA, MN., INC.                                                                        14,247
28040                MELDISCO K-M APPLE VALLEY, CA., INC.                                                                 22,193
28041                MELDISCO K-M ARECIBO, PR., INC.                                                                      51,986
28042                MELDISCO K-M ARROYO GRANDE, CA., INC.                                                                20,961
28043                MELDISCO K-M ASHTABULA, OHIO, INC.                                                                   40,145
28044                MELDISCO K-M ATASCADERO, CA., INC.                                                                   24,759
28045                MELDISCO K-M BLACKSBURG, VA., INC.                                                                   16,907
28046                MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                                33,133

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28047                MELDISCO K-M BELLEVIEW, FL., INC.                                                                    26,017
28048                MELDISCO K-M BELL AVE., WI., INC.                                                                    19,588
28049                MELDISCO K-M BANNING, CA., INC.                                                                      46,187
28050                MELDISCO K-M CHESTERTON IND INC                                                                      17,813
28051                MELDISCO K-M BALLWIN, MO., INC.                                                                      17,674
28052                MELDISCO K-M ASHEVILLE, N.C., INC.                                                                   13,701
28053                MELDISCO K-M NEW ALBANY IN INC                                                                       15,702
28054                MELDISCO K-M SPRINGFIELD, VA., INC.                                                                  28,934
28055                MELDISCO K-M RICHFIELD, UT., INC.                                                                    15,170
28056                MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                              21,195
28057                MELDISCO K-M RICHFIELD, MINN., INC.                                                                  13,476
28058                MELDISCO K-M WILLMAR, MINN., INC.                                                                    13,435
28059                MELDISCO K-M MAULDIN, S.C., INC.                                                                     17,903
28060                MELDISCO K-M WARREN, PA., INC.                                                                       16,498
28061                MELDISCO K-M FORT PAYNE, ALA., INC.                                                                  16,791
28062                MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                                  22,073
28063                MELDISCO K-M PORT ORANGE, FLA., INC.                                                                 13,983
28064                MELDISCO K-M KATELLA AVE., CA., INC.                                                                 44,336
28065                MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                              28,139
28066                MELDISCO K-M SOMERSET, N.J., INC.                                                                    24,860
28067                MELDISCO K-M INDIANA, PA., INC.                                                                      20,182
28068                MELDISCO K-M OAKDALE, MINN., INC.                                                                    18,313
28069                MELDISCO K-M ITHACA, N.Y., INC.                                                                      22,642
28070                MELDISCO K-M SOMERSET, KY., INC.                                                                     20,429
28071                MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                              28,205
28072                MELDISCO K-M UNION LAKE, MICH., INC.                                                                  6,892
28073                MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                                         24,958
28074                MELDISCO K-M DUBOIS, PA., INC.                                                                       24,004
28075                MELDISCO K-M TUCUMCARI, N. M., INC.                                                                       0
28076                MELDISCO K-M HIGH POINT, N.C., INC.                                                                  26,894
28077                MELDISCO K-M BAXTER, MINN., INC.                                                                     13,584
28078                MELDISCO K-M DEPTFORD, N.J., INC.                                                                    22,280
28079                MELDISCO K-M PALM BAY, FLA., INC.                                                                    35,172
28080                MELDISCO K-M SPRINGDALE, ARK., INC.                                                                  15,979
28081                MELDISCO K-M PHILADELPHIA, PA., INC.                                                                 61,198
28082                MELDISCO K-M LODI, N.J., INC.                                                                        48,355
28083                MELDISCO K-M CHEHALIS, WASH., INC.                                                                   14,345
28084                MELDISCO K-M BRADFORD, PA., INC.                                                                     15,528
28085                MELDISCO K-M CARY, N.C., INC.                                                                        21,481
28086                MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                              29,330
28087                MELDISCO K-M LODI, CA., INC.                                                                         22,287
28088                MELDISCO K-M TORRINGTON, CONN., INC.                                                                 15,346
28089                MELDISCO K-M DICKSON, TENN., INC.                                                                    21,065
28090                MELDISCO K-M CULLMAN, ALA., INC.                                                                     20,388
28091                MELDISCO K-M NORTH BLVD., N.C., INC.                                                                 21,577
28092                MELDISCO K-M ROUTE 10, MISS., INC.                                                                   12,526
28093                MELDISCO K-M OREGON AVE., PA., INC.                                                                  58,874
28094                MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                               23,879
28095                MELDISCO K-M BENSALEM, PA., INC.                                                                     31,619
28096                MELDISCO K-M N. TYLER ST., KS., INC.                                                                 13,536
28097                MELDISCO K-M PENSACOLA, FLA., INC.                                                                   17,899
28098                WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                             10,308
28099                MELDISCO K-M RAINBOW CITY, ALA., INC.                                                                 7,341
28100                MELDISCO K-M MISSION BELL, FLA., INC.                                                                15,412
28101                MELDISCO K-M ATHENS, ALA., INC.                                                                      23,782
28102                MELDISCO K-M INDIANAPOLIS IN INC                                                                     21,153
28103                MELDISCO K-M LAYTON, UT., INC.                                                                       27,971

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28104                MELDISCO K-M JASPER, ALA., INC.                                                                      22,209
28105                MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                           74,350
28106                MELDISCO K-M HWY 51 N WISC., INC.                                                                    22,699
28107                MELDISCO K-M PINOLE, CA., INC.                                                                       38,617
28108                MELDISCO K-M GARFIELD, MICH., INC.                                                                   20,075
28109                MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                          12,242
28110                MELDISCO K-M LOGAN, UTAH., INC.                                                                      17,119
28111                MELDISCO K-M AUBURN, CA., INC.                                                                       18,008
28112                MELDISCO K-M LEECHBURG, PA., INC.                                                                    24,511
28113                MELDISCO K-M PORTLAND, TX., INC.                                                                     23,682
28114                MELDISCO K-M STREETSBORO, OH., INC.                                                                  21,029
28115                MELDISCO K-M SEVIERVILLE, TN., INC.                                                                  25,200
28116                MELDISCO K-M CONNEAUT, OH., INC.                                                                     13,739
28117                MELDISCO K-M MADISON, OHIO, INC.                                                                     22,567
28118                MELDISCO K-M GAS CITY IND INC                                                                        13,943
28119                MELDISCO K-M MARINE CITY, MI., INC.                                                                  15,112
28120                MELDISCO K-M ATLANTIC, IOWA, INC.                                                                     9,689
28121                MELDISCO K-M WINTER PARK, FLA., INC.                                                                 20,468
28122                MELDISCO K-M WAVELAND, MISS., INC.                                                                   12,126
28123                MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                           19,210
28124                MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                                15,693
28125                MELDISCO K-M OTTUMWA, IOWA, INC.                                                                     16,249
28126                MELDISCO K-M MARYSVILLE, WA., INC.                                                                   16,840
28127                MELDISCO K-M OMAHA, NEB., INC.                                                                       14,407
28128                MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                              12,760
28129                MELDISCO K-M PIQUA, OHIO, INC.                                                                       19,267
28130                MELDISCO K-M MAYSVILLE, KY., INC                                                                     17,041
28131                WASHINGTON, ILL., MELDISCO K-M, INC.                                                                 14,720
28132                Colonial Feet, Inc.                                                                                  88,735
28133                Laurel Centre Footaction, Inc.                                                                       40,757
28134                Irving Footaction, Inc.                                                                             123,979
28135                Carolina Footaction, Inc.                                                                            36,716
28136                Canal and Bourbon St. Footaction, Inc.                                                              184,846
28137                Longview Footaction, Inc.                                                                            71,600
28138                Bonita Lakes Footaction, Inc.                                                                       100,516
28139                Augusta Mall Footaction, Inc.                                                                       165,480
28140                Eatontown Open Country, Inc.                                                                         71,198
28141                CARY FOOTACTION, INC.                                                                               147,042
28142                East Towne Mall Footaction, Inc.                                                                     88,238
28143                Basset Center Footaction, Inc.                                                                       27,993
28144                Raceway Fan Club, Inc.                                                                               84,391
28145                Carousal Center Footaction, Inc.                                                                     81,795
28146                Colonial Park Footaction, Inc.                                                                       26,049
28147                Avenida Norte Footaction, Inc.                                                                            0
28148                Bradley Square Footaction, Inc.                                                                      19,893
28149                DEPTFORD FOOTACTION, INC.                                                                           131,530
28150                Eastridge Mall Footaction, Inc.                                                                     104,708
28151                Trumbull Park Fan Club, Inc.                                                                        118,048
28152                Southpark Footaction, Inc.                                                                              445
28153                Valley Hills Footaction, Inc.                                                                        72,694
28154                West Oaks Footaction, Inc.                                                                          126,233
28155                Northwest Footaction, Inc.                                                                           96,163
28156                Village Mall Footaction, Inc.                                                                        61,186
28157                Vintage Faire Footaction, Inc.                                                                       84,989
28158                Redondo Beach Footaction, Inc.                                                                       85,316
28159                River Ridge Mall Footaction, Inc.                                                                    50,631
28160                Charlottesville Fashion Sq. Footaction, Inc.                                                         80,326

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28161                MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                          42,733
28162                MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                            26,511
28163                LOVES PARK, ILL., MELDISCO K-M, INC.                                                                 19,145
28164                MELDISCO K-M AURORA, COLO., INC.                                                                     59,455
28165                MILES MELDISCO K-M EVERETT, WASH., INC.                                                              25,289
28166                MILES MELDISCO K-M FILMORE COLORADO, INC.                                                            52,692
28167                MILES MELDISCO K-M FITCHBURG MA, INC.                                                                18,248
28168                MILES MELDISCO K-M FLORISSANT, MO., INC.                                                             36,687
28169                MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                         12,323
28170                MILES MELDISCO K M FORT WAYNE IND INC                                                                16,278
28171                MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                             41,300
28172                Eastgate Footaction, Inc.                                                                            23,207
28173                Dolphin Mall Footaction, Inc.                                                                       119,010
28174                MILES MELDISCO K-M FT LAUDERDALE INC                                                                 44,913
28175                MELDISCO K-M AUBURN, MAINE, INC.                                                                     17,264
28176                MELDISCO K-M ALBANY, ORE., INC.                                                                      14,884
28177                MELDISCO K-M ANNANDALE, VA., INC.                                                                    94,073
28178                MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                          47,900
28179                MELDISCO K-M 3610 PECK RD., CA., INC.                                                                44,446
28180                MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                                    28,010
28181                MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                          64,788
28182                MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                             51,296
28183                MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                           76,849
28184                MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                                    31,783
28185                MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                             47,894
28186                MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                                        32,660
28187                MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                                        48,688
28188                MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                               25,919
28189                MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                                         36,104
28190                MELDISCO K-M 1745 QUENTIN, PA., INC.                                                                 29,894
28191                MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                            23,432
28192                MELDISCO K-M 8730 RIO, CA., INC.                                                                     28,431
28193                MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                            36,452
28194                MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                            16,314
28195                MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                          38,423
28196                MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                            51,326
28197                MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                                        37,524
28198                MELDISCO K-M 2855 DUNN RD., MO., INC.                                                                27,760
28199                MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                            29,206
28200                MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                                         39,021
28201                MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                             29,126
28202                MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                          38,731
28203                MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                                         54,202
28204                MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                                         61,127
28205                MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                                25,544
28206                MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                          28,480
28207                MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                           79,798
28208                MELDISCO K-M BRONX, N.Y., INC.                                                                       79,012
28209                MELDISCO K-M BRANSON, MO., INC.                                                                      28,358
28210                MELDISCO K-M BISHOP, CA., INC.                                                                       17,971
28211                MELDISCO K-M BLYTHE, CA., INC.                                                                       21,360
28212                MELDISCO K-M BELL RD., AZ., INC.                                                                     25,262
28213                MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                             45,609
28214                MELDISCO K-M BURNSVILLE, MINN., INC.                                                                 21,135
28215                MELDISCO K-M BEDFORD IND INC                                                                         12,136
28216                MELDISCO K-M BAYAMON, PR., INC.                                                                      78,603
28217                MELDISCO K-M BATAVIA, N.Y., INC.                                                                     24,337

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28218                MELDISCO K-M 3808 BRADY ST., IA., INC.                                                               20,945
28219                MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                           63,578
28220                MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                             21,612
28221                MELDISCO K-M BEAVER FALLS, PA., INC.                                                                 18,350
28222                MELDISCO K-M ANNAPOLIS, MD., INC.                                                                    51,890
28223                MELDISCO K-M AMHERST, OHIO, INC.                                                                     64,497
28224                MELDISCO K-M AMES, IOWA, INC.                                                                        15,769
28225                MELDISCO K-M ALPENA, MICH, INC.                                                                      14,322
28226                MELDISCO K-M ALLEGANY, N.Y., INC.                                                                    18,133
28227                MELDISCO K-M BARTOW RD., FLA., INC.                                                                  27,424
28228                MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                                   30,758
28229                Lakeforest Fan Club, Inc.                                                                            49,694
28230                Hanford Fan Club, Inc.                                                                               71,442
28231                Greece Town Mall Fan Club, Inc.                                                                      58,459
28232                Fox Valley Footaction, Inc.                                                                          32,339
28233                Boulevard Mall Fan Club, Inc.                                                                        42,815
28234                Harrisburg East Footaction, Inc.                                                                     47,257
28235                Hattisburg Footaction, Inc.                                                                         142,000
28236                Haywood Footaction, Inc.                                                                             81,518
28237                Hulen Footaction, Inc.                                                                              113,796
28238                INDEPENDENCE MALL FOOTACTION, INC.                                                                  124,446
28239                Regency Square Footaction, Inc.                                                                      21,724
28240                Serramonte Footaction, Inc.                                                                         202,737
28241                Park City Footaction, Inc.                                                                           35,795
28242                Prince George's Footaction, Inc.                                                                    102,810
28243                Prien Lake Footaction, Inc.                                                                          73,377
28244                MELDISCO/PAY LESS HINES, OR., INC.                                                                        0
28245                Palm Beach Footaction, Inc.                                                                         102,594
28246                Ocala Footaction, Inc.                                                                               62,651
28247                Oxmoor Center Footaction, Inc                                                                        19,831
28248                Cortana Footaction, Inc.                                                                             55,972
28249                Emerald Square Footaction, Inc.                                                                     176,214
28250                Fairlane Footaction, Inc.                                                                           183,160
28251                Oakwood Footaction, Inc.                                                                            126,723
28252                Cherry Hill Footaction, Inc.                                                                        115,863
28253                Cloverleaf Footaction, Inc.                                                                          18,566
28254                Coronado Center Footaction, Inc.                                                                     44,009
28255                PLaza del Caribe Footaction, Inc.                                                                    92,090
28256                MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                                         35,894
28257                MELDISCO K-M W. COVINA, CA., INC.                                                                    19,371
28258                MELDISCO K-M APPLE AVE., MICH., INC.                                                                 19,901
28259                MELDISCO K-M REDWOOD CITY, CA., INC.                                                                 56,782
28260                MELDISCO K-M HOUMA, LA., INC.                                                                        18,458
28261                MELDISCO K-M MIDLAND, MICH., INC.                                                                    14,612
28262                LANSING, ILL., MELDISCO K-M, INC.                                                                    37,729
28263                MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                            32,936
28264                MELDISCO K-M VINELAND, N.J., INC.                                                                    44,166
28265                MELDISCO K-M POCATELLO, INC.                                                                         14,604
28266                MELDISCO K-M FT. MYERS, FLA., INC                                                                    26,002
28267                MELDISCO K-M TEMPLE CITY, CA., INC.                                                                  44,859
28268                MELDISCO K-M CUDAHY, CALIF., INC.                                                                    50,912
28269                ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                                24,110
28270                MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                             20,329
28271                MELDISCO K-M BRIGHTON, MICH., INC.                                                                   13,690
28272                MELDISCO K-M LAPEER, MICH., INC.                                                                     19,686
28273                MELDISCO K-M FT. PIERCE, FLA., INC.                                                                  30,201
28274                MELDISCO K-M JACKSONVILLE, N.C., INC.                                                                17,525

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28275                SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                               29,041
28276                MELDISCO K-M SEDALIA, MO., INC.                                                                      15,055
28277                MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                             23,673
28278                MELDISCO K-M FOSTORIA, OHIO, INC.                                                                    14,302
28279                MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                               23,893
28280                MELDISCO K-M ALAMOGORDO, N.M., INC.                                                                  12,493
28281                MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                                32,856
28282                MELDISCO K-M MADISONVILLE, KY., INC.                                                                 10,189
28283                MELDISCO K-M WARSAW IND INC                                                                          13,147
28284                MELDISCO K-M OWNESBORO, KY., INC.                                                                    17,925
28285                MELDISCO K-M ELWOOD IND INC                                                                          12,725
28286                MELDISCO K-M MT. AIRY, N.C., INC.                                                                    12,633
28287                MELDISCO K-M OLATHE, KS., INC.                                                                       22,824
28288                MELDISCO K-M ORANGE PARK, FLA., INC.                                                                 19,376
28289                MELDISCO K-M DECATUR, ALA., INC.                                                                     24,610
28290                MELDISCO K-M FT. MORGAN, COLO., INC.                                                                  6,386
28291                MELDISCO K-M ENOLA, PA., INC.                                                                        17,436
28292                MELDISCO K-M FRONT ROYAL, VA., INC.                                                                  29,676
28293                MELDISCO K-M BALTIMORE CITY, MD., INC.                                                               35,643
28294                MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                            39,030
28295                MELDISCO K-M WICHITA, KS., INC.                                                                      15,027
28296                MELDISCO K-M CLAY, N.Y., INC.                                                                        17,410
28297                MELDISCO K-M GARDENDALE, ALA., INC.                                                                  21,291
28298                MELDISCO K-M PANAMA CITY, FLA., INC.                                                                 15,890
28299                MELDISCO K-M COVINGTON, VA., INC.                                                                    11,757
28300                MELDISCO K-M HARLINGEN, TX., INC.                                                                    26,168
28301                MELDISCO K-M REDLANDS, CA., INC.                                                                     23,499
28302                MELDISCO K-M ESCANABA, MICH., INC.                                                                   10,147
28303                MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                              16,430
28304                MELDISCO K-M GREECE, N.Y., INC.                                                                      28,520
28305                MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                           20,367
28306                MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                                         18,163
28307                MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                            36,871
28308                MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                                         37,905
28309                MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                          39,101
28310                MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                           34,669
28311                MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                          17,229
28312                MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                            18,910
28313                MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                            50,952
28314                MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                           21,188
28315                MILES MELDISCO K-M SALEM, N. H., INC.                                                                21,695
28316                MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                                         23,099
28317                MILES MELDISCO K-M SHADELAND IND INC                                                                 34,949
28318                MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                                         59,811
28319                MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                            23,331
28320                MILES MELDISCO K-M SO MADISON AVE IND INC                                                            29,935
28321                MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                            1
28322                MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                             36,423
28323                MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                                11,999
28324                MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                           32,132
28325                MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                                       17,798
28326                MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                           29,818
28327                MILES MELDISCO K-M STOCKTON, CAL., INC.                                                              29,707
28328                MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                                     26,967
28329                MILES MELDISCO K-M ROSERY RD FLA INC                                                                 16,334
28330                MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                            21,259
28331                MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                                         32,769

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28332                MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                           18,006
28333                MILES MELDISCO K-M STOW, OHIO, INC.                                                                  24,398
28334                MILES MELDISCO K-M TAMPA FLA INC                                                                     23,175
28335                MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                           42,175
28336                MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                            30,915
28337                MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                                       19,802
28338                MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                           28,995
28339                MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                           26,994
28340                MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                                         14,737
28341                MILES MELDISCO K-M VENTURA, CAL., INC.                                                               17,615
28342                MILES MELDISCO K-M VERSAILLES, PA., INC.                                                             32,007
28343                MILES MELDISCO K-M VIVIAN, MO., INC.                                                                 22,978
28344                MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                          32,398
28345                MILES MELDISCO K-M TAYLOR, MICH., INC.                                                               48,067
28346                MILES MELDISCO K-M TROY, MICH., INC.                                                                 21,768
28347                MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                                        30,430
28348                MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                             18,518
28349                MILES MELDISCO K-M W 1400 S UTAH INC.                                                                28,606
28350                MELDISCO K-M  MANISTEE, MICH., INC.                                                                  17,729
28351                MELDISCO K-M BALTIMORE, MD., INC.                                                                    42,071
28352                MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                            15,619
28353                MILES MELDISCO K-M YAKIMA, WASH., INC.                                                               25,930
28354                MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                          40,354
28355                MILES MELDISCO K-M YOUNGSTOWN, INC.                                                                  20,233
28356                MILES MELDISCO K-M WESTLAND, MICH., INC.                                                             32,113
28357                MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                         14,306
28358                MILES MELDISCO K-M WEST RD., MICH., INC.                                                             21,023
28359                MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                             16,474
28360                MELDISCO K-M PINEVILLE, LA., INC.                                                                    20,392
28361                MELDISCO K-M WILMINGTON, DE., INC.                                                                   45,925
28362                MELDISCO K-M ST. JOHNS, MI., INC.                                                                    13,625
28363                MELDISCO K-M ST. GEORGE, UT., INC.                                                                   28,381
28364                MELDISCO K-M PAINTSVILLE, KY., INC.                                                                  16,455
28365                MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                               32,692
28366                MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                                     48,710
28367                MELDISCO K-M OAK HARBOR, WA., INC.                                                                   11,971
28368                MELDISCO K-M NOGALES, ARIZ., INC.                                                                    71,808
28369                MELDISCO K-M SOUTH BISHOP, MO., INC.                                                                 23,256
28370                MELDISCO K-M POMPANO BEACH, FL., INC.                                                                30,802
28371                MELDISCO K-M ST. CLOUD, MN., INC.                                                                    20,036
28372                MELDISCO K-M RIPON, WI., INC.                                                                        14,508
28373                MELDISCO K-M PINEVILLE, N.C., INC.                                                                   29,505
28374                MELDISCO K-M WINTER GARDEN, FL., INC.                                                                19,666
28375                MELDISCO K-M WINCHESTER, KY., INC.                                                                   13,201
28376                MELDISCO K-M WISE, VA., INC.                                                                         21,304
28377                MELDISCO K-M RIO RANCHO, NM., INC.                                                                   19,892
28378                MELDISCO K-M YANKTON, S.D., INC.                                                                     12,005
28379                MELDISCO K-M ORANGEBURG, S.C., INC.                                                                  22,498
28380                MELDISCO K-M PALATKA, FLA., INC.                                                                     22,520
28381                MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                            27,284
28382                MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                            23,231
28383                MELDISCO K-M NORWALK, OHIO, INC.                                                                     15,353
28384                MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                               23,938
28385                MELDISCO K-M NEW BOSTON, OHIO, INC.                                                                  33,188
28386                MELDISCO K-M PORTAGE RD., OHIO, INC.                                                                 33,990
28387                MELDISCO K-M ST. JOSEPH, MO., INC.                                                                   12,539
28388                MELDISCO K-M WYTHEVILLE, VA., INC.                                                                   14,339

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28389                MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                              41,093
28390                MELDISCO K-M OCONOMOWOC, WI., INC.                                                                   22,824
28391                MELDISCO K-M OAK RIDGE, TENN., INC.                                                                  25,759
28392                MELDISCO K-M WINTER SPRINGS, FL., INC.                                                               25,425
28393                MELDISCO K-M PLYMOUTH, IN., INC.                                                                     14,296
28394                MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                                11,936
28395                MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                           27,411
28396                MELDISCO K-M PITTSTON, PA., INC.                                                                     12,037
28397                MELDISCO K-M PRESCOTT, ARIZ., INC.                                                                   21,816
28398                MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                                40,281
28399                MELDISCO K-M RICHMOND, VA., INC.                                                                     40,103
28400                MELDISCO K-M GUAYAMA, N.Y., INC.                                                                     44,605
28401                MELDISCO K-M HENDERSON, NEV., INC.                                                                   22,440
28402                MELDISCO K-M CHARLEVOIX, MI., INC.                                                                    9,097
28403                MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                                         69,579
28404                MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                            25,451
28405                MELDISCO K-M NORTHPORT, AL., INC.                                                                    22,454
28406                MELDISCO K-M OXON HILL, MD., INC.                                                                    32,329
28407                MELDISCO K-M ORANGE CITY, FL., INC.                                                                  25,679
28408                MELDISCO K-M OAK PARK, MI., INC.                                                                     39,255
28409                MELDISCO K-M NORTH BERGEN, N.J., INC.                                                                27,906
28410                MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                               40,217
28411                MELDISCO K-M KENT, WASH., INC.                                                                       25,637
28412                MELDISCO K-M ONTARIO, ORE., INC.                                                                     22,162
28413                MELDISCO K-M GONZALES, LA., INC.                                                                     18,482
28414                MELDISCO K-M BURNHAM, PA., INC.                                                                      17,334
28415                MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                            18,418
28416                MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                                      0
28417                MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                             0
28418                MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                          30,753
28419                MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                            17,134
28420                Highland Mall Footaction, Inc.                                                                      123,547
28421                Military Circle Footaction, Inc.                                                                     73,440
28422                Mall of Abilene Footaction, Inc.                                                                     98,757
28423                Santurce Footaction, Inc.                                                                            20,045
28424                Sikes Center Footaction, Inc                                                                         25,964
28425                Newburgh Mall Footaction, Inc.                                                                       77,214
28426                Newport City Thom McAn, Inc                                                                         183,164
28427                Marquette Mall Footaction, Inc.                                                                         481
28428                Granite Run Fan Club, Inc.                                                                          109,382
28429                Gadsden Mall Footaction, Inc.                                                                        22,360
28430                MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                                2
28431                MELDISCO/PAY LESS MEAD, WA., INC.                                                                        59
28432                MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                               40,970
28433                Georgia Square Footaction, Inc.                                                                      36,191
28434                Great Northwest Footaction, Inc.                                                                     20,886
28435                Hamilton Place Footaction, Inc.                                                                      49,598
28436                Sharpstown Center Footaction, Inc.                                                                  188,457
28437                Roosevelt Mall (PA) Footaction, Inc.                                                                 89,482
28438                Great Mall Footaction, Inc.                                                                          27,912
28439                Mall Del Norte Footaction, Inc.                                                                      40,638
28440                Valle Vista Footaction, Inc.                                                                         37,957
28441                Metro North Footaction, Inc.                                                                         48,683
28442                Natick Mall Footaction, Inc.                                                                         26,591
28443                North East Footaction, Inc.                                                                          84,788
28444                Independence Center Footaction, Inc.                                                                 78,272
28445                West Oaks Footaction, Inc.                                                                           71,613

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28446                South Plains Footaction, Inc.                                                                       141,977
28447                Southlake Mall Footaction, Inc.                                                                     137,871
28448                Tucson Mall Footaction, Inc.                                                                         54,076
28449                Town East Footaction, Inc.                                                                          240,381
28450                University Footaction, Inc.                                                                         147,102
28451                Solomon Pond Footaction, Inc.                                                                        31,816
28452                Warner Robins Galleria Footaction, Inc.                                                              50,670
28453                Carolina East Footaction, Inc.                                                                       93,345
28454                Camp Wisdom Footaction, Inc.                                                                            920
28455                MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                         22,284
28456                Capital Footaction, Inc.                                                                             12,937
28457                Boynton Beach Footaction, Inc.                                                                       98,467
28458                Annapolis Mall Footaction, Inc.                                                                      91,488
28459                Citadel Mall Footaction, Inc.                                                                        47,470
28460                Steamtown Footaction, Inc.                                                                           56,335
28461                St. Clair FootAction, Inc.                                                                          108,677
28462                Pasadena Towne Square Footaction, Inc.                                                               69,944
28463                Mt. Berry Square Footaction, Inc,                                                                    53,029
28464                MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                           4,151
28465                Tyrone Square Footaction, Inc.                                                                       58,002
28466                OAK HOLLOW FOOTACTION, INC.                                                                          76,804
28467                Mall at 163rd St. Footaction, Inc.                                                                   68,516
28468                Northgate Footaction, Inc.                                                                                0
28469                Magnolia Mall Footaction, Inc.                                                                      152,656
28470                Columbia Center Footaction, Inc.                                                                     67,689
28471                FOUR SEASONS FOOTACTION, INC.                                                                       121,767
28472                Greenspoint Footaction, Inc.                                                                        178,364
28473                Gulf View Square Footaction Inc.                                                                     20,516
28474                Golden East Crossing Footation, Inc.                                                                 82,345
28475                Hudson Mall Footaction, Inc.                                                                         58,546
28476                Spring Hill Footaction, Inc.                                                                         25,293
28477                Taylor Township Footaction, Inc                                                                      76,101
28478                Broward Mall Footaction, Inc.                                                                       100,495
28479                Fairgrounds Sq. Footaction, Inc.                                                                     52,136
28480                Oak Park Footaction, Inc.                                                                           157,256
28481                Kenner Footaction, Inc.                                                                             156,857
28482                Old Hickory Mall Footaction, Inc.                                                                   108,136
28483                SOUTH SQUARE MALL FOOTACTION, INC.                                                                        0
28484                W. Mifflin Footaction, Inc.                                                                          88,628
28485                Lakeland Square Footaction, Inc.                                                                     46,925
28486                Westgate Mall Footaction, Inc.                                                                      119,226
28487                TWIN RIVERS MALL FOOTACTION, INC.                                                                    41,913
28488                Anderson Footaction, Inc.                                                                            69,057
28489                MELDISCO K-M PROVO, UT., INC.                                                                        20,234
28490                MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                              33,244
28491                MELDISCO K-M RIO PIEDRAS, PR., INC.                                                                  10,505
28492                MELDISCO K-M GRAYLING, MI, INC.                                                                      10,833
28493                MELDISCO K-M GRAYSON, KY., INC.                                                                      38,192
28494                MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                              18,693
28495                MELDISCO K-M HAVRE, MONT., INC.                                                                      18,716
28496                MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                               65,593
28497                MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                           30,914
28498                MELDISCO K-M GREENVILLE, MI., INC.                                                                   25,639
28499                MELDISCO K-M HESPERIA, CA., INC.                                                                     29,050
28500                MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                             12,497
28501                MELDISCO K-M LANTANA, FLA., INC.                                                                     44,607
28502                MELDISCO K-M LANGHORNE, PA., INC.                                                                    33,582

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28503                MELDISCO K-M HUTCHINSON, KAN., INC.                                                                  15,465
28504                MELDISCO K-M LAWTON, OKLA., INC.                                                                     20,577
28505                MELDISCO K-M MT. PLEASANT, MICH., INC.                                                               16,955
28506                MELDISCO K-M HALSTEAD ST., MICH., INC.                                                               13,213
28507                MELDISCO K-M HILLTOP DR., CALIF., INC.                                                               23,641
28508                MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                            17,444
28509                MELDISCO K-M HUNTINGTON IND INC                                                                      13,807
28510                MELDISCO K-M HORSEHEADS, N.Y., INC.                                                                  21,689
28511                MELDISCO K-M LEWISTON, ID., INC.                                                                     12,823
28512                MELDISCO K-M LONGMONT, COLO., INC.                                                                   23,776
28513                MELDISCO K-M HAMPTON, VA., INC.                                                                      17,275
28514                MELDISCO K-M HEMET, CALIF., INC.                                                                     48,955
28515                MELDISCO K-M HOBBS, N.M., INC.                                                                       17,458
28516                MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                              15,503
28517                MELDISCO K-M JEFFERSON CITY, MO., INC.                                                               24,358
28518                MELDISCO K-M KALISPELL, MO., INC.                                                                    11,138
28519                MELDISCO K-M LONGVIEW, TX., INC.                                                                     15,133
28520                MELDISCO K-M MAIN ST., WISC., INC.                                                                   18,996
28521                MELDISCO K-M LOUISVILLE, KY., INC.                                                                   29,762
28522                MELDISCO K-M HYANNIS, MASS., INC.                                                                    25,890
28523                MELDISCO K-M KINGSPORT, TENN., INC.                                                                  27,295
28524                MELDISCO K-M JACKSON, TENN., INC.                                                                    25,807
28525                MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                                26,367
28526                MELDISCO K-M HWY. 33, VA., INC.                                                                      29,566
28527                MELDISCO K-M MALL BLVD., PA., INC.                                                                   34,945
28528                MELDISCO K-M LAKE PARK, FLA., INC.                                                                   46,129
28529                MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                               13,394
28530                MELDISCO K-M LAS CRUCES, N.M., INC.                                                                  16,142
28531                MELDISCO K-M HOOKSETT, N.H., INC.                                                                    12,947
28532                MELDISCO K-M HELENA, MONT., INC.                                                                     10,353
28533                MELDISCO K-M HAYWARD, CALIF., INC.                                                                   27,842
28534                MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                              24,897
28535                MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                            23,408
28536                MILES MELDISCO K-M CIRCLE, KY., INC.                                                                 26,232
28537                MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                                         31,698
28538                MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                            32,413
28539                MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                          22,551
28540                MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                          30,029
28541                MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                            19,937
28542                MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                          20,953
28543                MILES MELDISCO K-M BUTLER ST., PA., INC.                                                             31,763
28544                MILES MELDISCO K-M BLOOMINGTON IND INC                                                                7,553
28545                MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                                        32,118
28546                MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                            25,582
28547                MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                           16,484
28548                MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                            20,624
28549                MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                          54,531
28550                MILES MELDISCO K-M BEACH BLVD FLA INC                                                                51,899
28551                MILES MELDISCO K-M BANISTER RD., MO., INC.                                                           16,119
28552                MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                                30,169
28553                MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                           44,504
28554                MILES MELDISCO K-M BISCAYNE FLA INC                                                                  53,463
28555                MILES MELDISCO K-M 72ND ST., WASH., INC.                                                             23,628
28556                MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                                         31,978
28557                MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                                     98,012
28558                MILES MELDISCO K-M ARVADA, COLO., INC.                                                               23,729
28559                MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                            30,329

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28560                MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                                     25,950
28561                MILES MELDISCO K-M 2873 W., PA., INC.                                                                22,795
28562                MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                                         19,830
28563                MILES MELDISCO K-M AVE., J., CALIF., INC.                                                            21,911
28564                MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                                     29,903
28565                MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                                     68,022
28566                MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                                34,685
28567                MILES MELDISCO K-M 66 ST FLA INC                                                                     31,918
28568                MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                                         43,884
28569                MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                           28,665
28570                MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                           16,004
28571                MILES MELDISCO K-M 9TH ST., FLA., INC.                                                               29,460
28572                MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                             16,728
28573                MILES MELDISCO K-M CUDAHY, WISC., INC.                                                               25,738
28574                MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                            18,421
28575                MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                            28,754
28576                MILES MELDISCO K-M DENVER, INC.                                                                      20,308
28577                MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                            30,129
28578                MILES MELDISCO K-M DES PLAINES, INC.                                                                 41,520
28579                MILES MELDISCO K-M DIXIE, KY., INC.                                                                  34,552
28580                MILES MELDISCO K-M DORAVILLE, GA., INC.                                                              71,326
28581                MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                               23,122
28582                MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                              30,237
28583                MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                              23,591
28584                MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                                 20,903
28585                MELDISCO K-M SHEBOYGAN, WISC., INC.                                                                  12,624
28586                MELDISCO K-M MURFREESBORO, TENN., INC.                                                               18,697
28587                MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                            24,382
28588                MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                               21,536
28589                MELDISCO K-M LAKE ORION, MICH., INC.                                                                 21,652
28590                MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                                         23,825
28591                MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                                               22,665
28592                MELDISCO K-M. ACTON, MASS., INC.                                                                      3,808
28593                MELDISCO K-M ELLICOTT CITY, MD., INC.                                                                24,230
28594                MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                               42,772
28595                MELDISCO K-M SEASIDE, CA., INC.                                                                      32,709
28596                MELDISCO K-M BROOKHAVEN, PA., INC.                                                                   33,512
28597                MELDISCO K-M SAYRE, PA., INC.                                                                        19,138
28598                MELDISCO K-M NEWBURYPORT, MASS., INC.                                                                 7,626
28599                MELDISCO K-M SHERIDAN, WYO., INC.                                                                     9,925
28600                MELDISCO K-M LA PORTE IND INC                                                                        13,654
28601                MELDISCO K-M FALL RIVER, MASS., INC.                                                                 14,870
28602                MELDISCO K-M FEDERAL HWY., FLA., INC.                                                                31,815
28603                MELDISCO K-M NEW CASTLE, PA., INC.                                                                   26,267
28604                MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                            3,570
28605                MELDISCO K-M WAYNESBORO, PA., INC.                                                                   17,941
28606                MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                               36,903
28607                MELDISCO K-M BELLE VERNON, PA., INC.                                                                 28,611
28608                MELDISCO K-M HERNDON, VA., INC.                                                                      47,902
28609                MELDISCO K-M WATERTOWN, CT., INC.                                                                    15,086
28610                MELDISCO K-M WILLIAMSPORT, PA., INC.                                                                 19,640
28611                MELDISCO K-M EAGLEVILLE, PA., INC.                                                                   20,640
28612                MELDISCO K-M GLASSBORO, N.J., INC.                                                                   31,567
28613                MELDISCO K-M MARYVILLE, TENN., INC.                                                                  29,099
28614                MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                              21,080
28615                MELDISCO K-M SUNLAND, CA., INC.                                                                      27,224
28616                NEW LENOX, ILL., MELDISCO K-M, INC.                                                                  29,758

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28617                MELDISCO K-M BERWICK, PA., INC.                                                                      13,554
28618                MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                               79,501
28619                MELDISCO K-M LAKE TAHOE, CA., INC.                                                                   15,160
28620                MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                             15,157
28621                MELDISCO K-M ALLENTOWN, PA., INC.                                                                    31,544
28622                MELDISCO K-M CORTLAND, N.Y., INC.                                                                    19,359
28623                MELDISCO K-M AUGUSTA, MAINE, INC.                                                                    10,496
28624                MELDISCO K-M MEADEVILLE, PA., INC.                                                                   20,421
28625                MELDISCO K-M E. STROUDSBURG, PA., INC.                                                               24,350
28626                MELDISCO K-M LANCASTER, PA., INC.                                                                    27,738
28627                MELDISCO K-M RIO GRANDE, N.J., INC.                                                                  59,947
28628                PONTIAC, ILL., MELDISCO K-M, INC.                                                                    12,528
28629                PULASKI, ILL., MELDISCO K-M, INC.                                                                    54,720
28630                MELDISCO K-M CLAYMONT, DEL., INC.                                                                    25,646
28631                MELDISCO K-M GOLDSBORO, N.C., INC.                                                                   21,442
28632                MELDISCO K-M WATERVILLE, MAINE, INC.                                                                 15,745
28633                MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                                30,035
28634                MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                            25,895
28635                MELDISCO K-M CHEBOYGAN, MICH., INC.                                                                  12,051
28636                MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                            20,916
28637                MELDISCO K-M KINSTON, N. C., INC.                                                                    15,293
28638                MELDISCO K-M SARALAND, ALA., INC.                                                                    14,655
28639                MELDISCO K-M JAMESTOWN, N.D.,INC.                                                                     8,233
28640                MELDISCO K-M ENDICOTT, N.Y., INC.                                                                    17,849
28641                MELDISCO K-M QUAKERTOWN, PA., INC.                                                                   29,745
28642                MELDISCO K-M KOKOMO, IN., INC.                                                                       18,214
28643                MELDISCO K-M CINCINNATI, OHIO, INC.                                                                  31,874
28644                MELDISCO K-M PIERRE, S.D., INC.                                                                       9,397
28645                MELDISCO K-M WOODBRIDGE, VA., INC.                                                                   50,319
28646                MELDISCO K-M LEBANON, TENN., INC.                                                                    20,530
28647                MELDISCO K-M CHATTANOOGA, TN., INC.                                                                  11,405
28648                MELDISCO K-M SPRINGFIELD, MA., INC.                                                                  24,571
28649                MELDISCO K-M RICHMOND, MICH., INC.                                                                   16,022
28650                MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                              24,264
28651                MELDISCO K-M PLACERVILLE, CA., INC.                                                                  18,594
28652                MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                           26,017
28653                MELDISCO K-M ALBERTVILLE, ALA., INC.                                                                 19,664
28654                MELDISCO K-M WINONA, MINN., INC.                                                                      9,957
28655                MELDISCO K-M O'FALLON, MO., INC.                                                                     20,426
28656                MELDISCO K-M 3020 12TH ST., S.D., INC.                                                               13,028
28657                MELDISCO K-M WEST BEND, WISC., INC.                                                                  11,884
28658                MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                               37,326
28659                MELDISCO K-M WEST CHESTER, PA., INC.                                                                 21,600
28660                MELDISCO K-M TEXARKANA, TX., INC.                                                                    16,921
28661                MELDISCO K-M DANVILLE, KY., INC.                                                                     14,232
28662                MELDISCO K-M FRACKVILLE, PA., INC.                                                                   19,095
28663                MORTON, ILL., MELDISCO K-M, INC.                                                                     16,390
28664                MELDISCO K-M WEST STATE ST., N.Y., INC.                                                              31,429
28665                MELDISCO K-M ALMA, MICH., INC.                                                                       10,977
28666                MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                              22,800
28667                MELDISCO K-M KEARNEY, N.J., INC.                                                                     51,889
28668                MELDISCO K-M E. 10TH ST., S.D., INC.                                                                 12,356
28669                MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                                62,309
28670                MELDISCO K-M PARAMUS, N.J., INC.                                                                     47,316
28671                MELDISCO K-M CLOSTER, N.J., INC.                                                                     46,038
28672                MELDISCO K-M GRASS VALLEY, CA., INC.                                                                 25,685
28673                MELDISCO K-M KEARNS, UT., INC.                                                                       21,996

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28674                MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                                 9,312
28675                MELDISCO K-M MADISON HGTS, MICH., INC.                                                               38,493
28676                MELDISCO K-M MARIETTA, OH., INC.                                                                     22,280
28677                MELDISCO K-M MADISON ST., TN., INC.                                                                  13,359
28678                MELDISCO K-M RICHLANDS, VA., INC.                                                                    21,884
28679                MELDISCO K-M BROWNSBURG IN INC                                                                       13,166
28680                MELDISCO K-M CODY, WY., INC.                                                                          3,890
28681                WOODSTOCK, ILL., MELDISCO K-M, INC.                                                                  18,729
28682                MT. VERNON, ILL., MELDISCO K-M, INC.                                                                 19,434
28683                MELDISCO K-M PETALUMA, CA., INC.                                                                     25,658
28684                MELDISCO K-M ROMEO, MICH., INC.                                                                      14,377
28685                MELDISCO K-M OUTER LOOP, KY., INC.                                                                   22,985
28686                BELL RD., ILL., MELDISCO K-M, INC.                                                                   20,043
28687                S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                              34,529
28688                MELDISCO K-M CLINTON, MD., INC.                                                                      33,220
28689                MELDISCO K-M CROSSVILLE, TENN., INC.                                                                 23,974
28690                MELDISCO K-M LEAVENWORTH, KS., INC.                                                                   9,496
28691                MELDISCO K-M SCOTTSBORO, ALA., INC.                                                                  14,186
28692                MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                            16,048
28693                MELDISCO K-M WILMINGTON, N.C., INC.                                                                  30,013
28694                MELDISCO K-M XYLON AVE., MINN., INC.                                                                 19,609
28695                MELDISCO K-M ZANESVILLE, OHIO, INC.                                                                  21,353
28696                MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                                       51,034
28697                MELDISCO K-M VINCENNES IND INC                                                                       11,049
28698                MELDISCO K-M WAYNE, N.J. INC.                                                                        60,969
28699                MELDISCO K-M WEIRTON W. VA., INC.                                                                    13,310
28700                MELDISCO K-M WESTLAKE, OHIO, INC.                                                                    18,795
28701                MELDISCO K-M FARMINGTON, N.M., INC.                                                                  25,487
28702                MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                           23,369
28703                MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                           12,902
28704                MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                              23,090
28705                MELDISCO K-M FAIRBORN, OHIO, INC.                                                                    13,858
28706                MELDISCO K-M FT. MITCHELL, KY., INC.                                                                 26,828
28707                MELDISCO K-M MINNETONKA, MINN., INC.                                                                 20,798
28708                MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                                  37,049
28709                MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                                    33,481
28710                MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                           54,406
28711                MELDISCO K-M GREENWOOD IND INC                                                                       19,733
28712                MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                                35,975
28713                MELDISCO K-M GRAY AVE., CALIF., INC.                                                                 15,633
28714                MELDISCO K-M GREENWOOD, S.C., INC.                                                                   21,049
28715                MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                            23,804
28716                MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                             36,341
28717                MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                                        75,909
28718                MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                                8,365
28719                MELDISCO K-M WILLOW GROVE, PA., INC.                                                                 24,199
28720                MELDISCO K-M FEASTERVILLE, PA., INC.                                                                 22,170
28721                MELDISCO K-M GREAT FALLS, MONT., INC.                                                                12,064
28722                MELDISCO K-M HALES CORNERS, WISC., INC.                                                              25,866
28723                MELDISCO K-M W. 65TH ST., OHIO, INC.                                                                 31,043
28724                MELDISCO K-M GREENVILLE, OHIO, INC.                                                                  21,706
28725                MELDISCO K-M W. LEBANON, N.H., INC.                                                                  20,917
28726                MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                            36,571
28727                MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                               29,734
28728                MELDISCO K-M GREENVILLE, MISS., INC.                                                                 16,962
28729                MELDISCO K-M WASHINGTON ST IND INC                                                                   37,453
28730                MELDISCO K-M WARMINSTER, PA.,INC.                                                                    26,444

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28731                MELDISCO K-M WALLA WALLA, WASH., INC.                                                                16,992
28732                MELDISCO K-M WABASH AVE., MD., INC.                                                                  37,344
28733                MELDISCO K-M W.PATRICK, MD., INC.                                                                    37,468
28734                MELDISCO K-M WATSON BLVD., GA., INC.                                                                 28,170
28735                MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                           24,106
28736                MELDISCO K-M WATERBURY, CONN., INC.                                                                  26,529
28737                MELDISCO K-M MILFORD, MASS., INC.                                                                    13,266
28738                MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                             24,408
28739                MELDISCO K-M MERCERVILLE RD., N.J., INC                                                              58,917
28740                MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                            20,419
28741                MELDISCO K-M MIAMISBURG, OHIO, INC.                                                                  23,387
28742                MELDISCO K-M MERRILLVILLE INC                                                                        31,578
28743                MELDISCO K-M OREM UTAH, INC.                                                                         19,282
28744                MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                            35,402
28745                MELDISCO K-M ST ALBANS W. VA., INC.                                                                  30,474
28746                MELDISCO K-M STADIUM DR., MICH., INC.                                                                10,912
28747                MELDISCO K-M STEVENS POINT, WISC., INC.                                                              12,736
28748                MELDISCO K-M MODESTA, CAL., INC.                                                                     40,286
28749                MELDISCO K-M MISSOULA, MONT., INC.                                                                    7,382
28750                MELDISCO K-M MILFORD, OHIO, INC.                                                                     27,468
28751                MELDISCO K-M STURGIS, MICH., INC.                                                                    15,358
28752                MELDISCO K-M SUMTER, S.C., INC.                                                                      28,119
28753                MELDISCO K-M MOOSIC, PA., INC.                                                                       19,529
28754                MELDISCO K-M NEW IBERIA, LA, INC.                                                                    14,344
28755                MELDISCO K-M NEWARK, CALIF., INC.                                                                    37,164
28756                MELDISCO K-M NEWPORT NEWS, VA., INC.                                                                  9,962
28757                MELDISCO K-M SAUGAS, MASS., INC.                                                                     20,659
28758                MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                            19,658
28759                MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                               24,978
28760                MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                                  6,454
28761                MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                                    23,938
28762                MELDISCO K-M NORRISTOWN, PA., INC.                                                                   29,485
28763                MELDISCO K-M NORTH CANTON, OHIO, INC.                                                                26,287
28764                MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                                        41,648
28765                MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                             16,704
28766                MELDISCO K-M NINE MILE RD., VA., INC.                                                                34,100
28767                MELDISCO K-M NAPLES, FLA., INC                                                                       19,058
28768                MELDISCO K-M NAMPA, ID., INC.                                                                        18,720
28769                MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                                 61,953
28770                MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                                         35,017
28771                MELDISCO K-M MENOMINEE, MICH., INC.                                                                  15,055
28772                MELDISCO K-M MASON CITY, IOWA, INC.                                                                  10,926
28773                MELDISCO K-M MANHATTAN, KS., INC.                                                                     9,982
28774                MELDISCO K-M MANTUA, N.J., INC.                                                                      47,477
28775                MELDISCO K-M MARYLAND AVE., MINN., INC.                                                              41,381
28776                MELDISCO K-M MARLTON, N.J., INC.                                                                     17,984
28777                MELDISCO K-M TACOMA, WASH., INC.                                                                     19,185
28778                MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                             27,514
28779                MELDISCO K-M SINCLAIR LANE, MD., INC.                                                                21,773
28780                MELDISCO K-M SOQUEL,CALIF.,INC.                                                                      25,438
28781                MELDISCO K-M SILVER SPRING, MD., INC.                                                                85,154
28782                MELDISCO K-M NAZARETH PIKE, PA., INC.                                                                23,639
28783                MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                                22,412
28784                MELDISCO K-M MUSKOGEE,OKLA.,INC                                                                      18,299
28785                MELDISCO K-M MORRISTOWN, TENN., INC.                                                                 33,767
28786                MELDISCO K-M SHELBY, N.C., INC.                                                                      25,216
28787                MELDISCO K-M SHELBURKE RD., VT., INC.                                                                14,866

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28788                MELDISCO K-M SIOUX CITY, IOWA, INC.                                                                  28,893
28789                MELDISCO K-M MANASSAS, VA., INC.                                                                     53,997
28790                MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                               18,778
28791                MELDISCO K-M N. AVE., COLO., INC.                                                                    20,544
28792                MELDISCO K-M UTICA, MICH., INC.                                                                      13,866
28793                MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                              23,525
28794                MELDISCO K-M VERNON, CONN., INC.                                                                     24,501
28795                MELDISCO K-M VENICE, FLA., INC.                                                                      14,460
28796                MELDISCO K-M VALPARAISO, IND., INC.                                                                  18,991
28797                MELDISCO K-M VALLEY PLAZA, MD., INC.                                                                 34,813
28798                MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                                25,170
28799                MELDISCO K-M TUALATIN, ORE., INC.                                                                    16,799
28800                MELDISCO K-M TOMS RIVER, N.J., INC.                                                                  44,185
28801                MELDISCO K-M TOLEDO, OHIO, INC.                                                                      17,700
28802                MELDISCO K-M TIFTON, GA., INC.                                                                       26,720
28803                MELDISCO K-M VALENCIA, CALIF., INC.                                                                  26,845
28804                MELDISCO K-M TULSA, OKLA., INC.                                                                      19,376
28805                MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                                 27,935
28806                MELDISCO K-M U. S. RTE, 309, PA., INC.                                                               20,592
28807                MELDISCO K-M PLATTE WOODS, MO., INC.                                                                 10,420
28808                MELDISCO K-M PERU IND INC                                                                            12,867
28809                MELDISCO K-M PLAZA MALL, NJ., INC.                                                                   57,879
28810                MELDISCO K-M PONTIAC, MICH., INC.                                                                    11,722
28811                MELDISCO K-M PORTAGE, MICH., INC.                                                                    17,431
28812                MELDISCO K-M READING, PA., INC.                                                                      27,355
28813                MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                                20,334
28814                MELDISCO K-M PASADENA, MD., INC.                                                                     25,405
28815                MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                               13,385
28816                MELDISCO K-M PADUCAH, KY., INC.                                                                      28,449
28817                MELDISCO K-M PARKERSBURG W. VA., INC.                                                                22,333
28818                MELDISCO K-M SANTA FE, N.M., INC.                                                                    24,505
28819                MELDISCO K-M TALLMADGE, OHIO, INC.                                                                   34,660
28820                MELDISCO K-M REED ROAD, PA., INC.                                                                    40,312
28821                MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                               24,279
28822                MELDISCO K-M ROSWELL, N.M., INC.                                                                     15,315
28823                MELDISCO K-M ROCK HILL, S.C., INC.                                                                   34,358
28824                MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                              130
28825                MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                           62,977
28826                MELDISCO K-M ROCHESTER, MICH., INC.                                                                  22,580
28827                MELDISCO K-M RIVERSIDE, CALIF., INC.                                                                 26,259
28828                MELDISCO K-M RENSSELAER, N.Y. INC.                                                                   20,471
28829                MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                          25,430
28830                MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                                        25,592
28831                MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                              18,082
28832                MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                           17,020
28833                MILES MELDISCO K-M OCALA,FLA.,INC.                                                                   29,018
28834                MILES MELDISCO K-M NORTH GATE, INC.                                                                  35,299
28835                MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                          37,641
28836                MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                            0
28837                MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                            19,982
28838                MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                                         22,352
28839                MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                              21,403
28840                MILES MELDISCO K-M ORANGE, CALIF., INC.                                                              30,025
28841                MILES MELDISCO K-M PATRICIO, P. R., INC.                                                             93,136
28842                MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                              14,395
28843                MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                                        17,632
28844                MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                           16,578

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28845                MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                                         63,683
28846                MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                                        18,903
28847                MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                          19,015
28848                MILES MELDISCO K-M MISSION ST., ORE., INC.                                                           19,791
28849                MILES MELDISCO K-M MINOT, N.D., INC.                                                                 24,920
28850                MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                        51,471
28851                MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                          39,003
28852                MILES MELDISCO K-M MONROE, MICH., INC.                                                               24,169
28853                MILES MELDISCO K-M MORRELL, TENN., INC.                                                              25,068
28854                MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                            62,627
28855                MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                             28,589
28856                MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                             15,415
28857                MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                             29,536
28858                MILES MELDISCO K-M MCKINLEY AVE IND INC                                                              22,816
28859                MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                          34,268
28860                MILES MELDISCO K-M MERRIAM, INC.                                                                     21,633
28861                MILES MELDISCO K-M MESA, ARIZ., INC.                                                                 26,957
28862                MILES MELDISCO K-M PUEBLO, COLO., INC.                                                               26,238
28863                MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                            11,086
28864                MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                          12,938
28865                MILES MELDISCO K-M MADISON, TENN., INC.                                                              37,995
28866                MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                            10,821
28867                MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                            22,221
28868                MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                            17,462
28869                MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                           11,682
28870                MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                            16,205
28871                MILES MELDISCO K-M LOMBARD, ILL., INC.                                                               21,254
28872                Gurnee Mills Fan Club, Inc.                                                                          54,356
28873                Hickory Hollow Mall Footaction, Inc.                                                                 72,234
28874                Hickory Ridge Mall Footaction, Inc.                                                                  69,108
28875                Highland Park Footaction, Inc.                                                                       74,817
28876                Hamtramck Footaction, Inc.                                                                           48,735
28877                Hallwood Footaction, Inc.                                                                            87,652
28878                Hamilton Fan Club, Inc.                                                                              97,050
28879                Tyler Mall Fan Club, Inc.                                                                            60,680
28880                Upper Darby Footaction, Inc.                                                                         51,440
28881                GETTY SQUARE FOOTACTION, INC.                                                                        77,940
28882                Grand Boulevard Footaction, Inc.                                                                     19,279
28883                Grand Rapids Footaction, Inc.                                                                        34,556
28884                Greenbriar Mall Footaction, Inc.                                                                     89,859
28885                Forest Hills Footaction, Inc.                                                                        60,335
28886                FAIRLANE MEADOWS FOOTACTION, INC.                                                                    65,230
28887                Fox Hills (Cal.) Fan Club, Inc.                                                                      93,607
28888                Eastridge Fan Club, Inc.                                                                            100,180
28889                The Meadows Fan Club, Inc.                                                                          101,637
28890                The Village Footaction, Inc.                                                                         61,572
28891                Tower Center Footaction, Inc.                                                                        77,353
28892                Treasure Coast Mall Footaction, Inc.                                                                 64,972
28893                Troy Footaction, Inc.                                                                                93,351
28894                Tukwila Open Country, Inc.                                                                           59,084
28895                Ladera Center Footaction, Inc.                                                                       80,740
28896                LAFAYETTE FOOTACTION, INC.                                                                           23,868
28897                Lakewood Fan Club, Inc.                                                                              97,900
28898                Lee Harvard Footaction, Inc.                                                                         17,617
28899                Leominster Fan Club, Inc.                                                                            24,624
28900                Lincoln Park Footaction, Inc.                                                                        66,840
28901                Lloyd Center Fan Club, Inc.                                                                          78,495

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28902                Mall @ Barnes Crossing Footaction, Inc.                                                              90,043
28903                Macomb Mall Footaction, Inc.                                                                         71,230
28904                Mall De Aguilas Footaction, Inc.                                                                     27,520
28905                MARKET CENTER FOOTACTION, INC.                                                                       77,437
28906                Marketplace at Hollywood Footaction, Inc.                                                            87,855
28907                Quaker Bridge Open Country, Inc.                                                                     81,683
28908                Fresno Fan Club, Inc.                                                                                92,280
28909                Freedom Mall Footaction, Inc.                                                                       115,565
28910                Sunbury Footaction, Inc.                                                                             23,280
28911                Sawgrass Fan Club, Inc.                                                                              63,344
28912                Padre Footaction, Inc.                                                                              120,018
28913                Vista Ridge Mall Footaction, Inc.                                                                    28,314
28914                Washington Street Fan Club, Inc.                                                                    167,778
28915                WEST END MALL FOOTACTION, INC.                                                                       74,698
28916                Westgate Fan Club, Inc.                                                                              86,321
28917                Westland-Haileah Fan Club, Inc.                                                                      96,078
28918                Killeen Mall Footaction, Inc.                                                                        65,231
28919                Kings Plaza Fan Club, Inc.                                                                          201,399
28920                Lawndale Plaza Footaction, Inc.                                                                      55,719
28921                Dallas Galleria Footaction, Inc.                                                                      1,277
28922                Ala Moana Footaction, Inc.                                                                           72,912
28923                Del Amo Fan Club, Inc.                                                                              110,977
28924                Dartmouth Fan Club, Inc.                                                                             81,930
28925                Fairfield Commons Fan Club, Inc.                                                                     35,185
28926                Cross County (N.Y.) Fan Club, Inc.                                                                  134,562
28927                Chula Vista Fan Club, Inc.                                                                           71,519
28928                Alexandria Mall Footaction, Inc.                                                                     75,870
28929                CROSSROADS CENTER FOOTACTION, INC.                                                                   57,640
28930                Crossgates Fan Club, Inc.                                                                                 0
28931                Square One Footaction, Inc.                                                                         135,149
28932                Southridge Footaction, Inc.                                                                         120,930
28933                Southland Mall Footaction, Inc.                                                                      66,049
28934                Solano Footaction, Inc.                                                                              85,257
28935                West Towne Footaction, Inc.                                                                               0
28936                Fiesta Footaction, Inc.                                                                              60,050
28937                Bel-Air Center Footaction, Inc.                                                                      71,384
28938                Bel Air Mall Footaction, Inc.                                                                       108,718
28939                West Ridge Footaction, Inc.                                                                          26,005
28940                Deptford Open Country, Inc.                                                                          96,404
28941                Desoto Square Mall Footaction, Inc.                                                                  66,550
28942                Dover Mall Footaction, Inc.                                                                          56,232
28943                Chatham Ridge Footaction, Inc.                                                                       65,714
28944                Cielo Vista Mall Footaction, Inc.                                                                   120,302
28945                San Leandro Footaction, Inc.                                                                         72,466
28946                CITY PLACE LONG BEACH FOOTACTION, INC.                                                               76,267
28947                Ford City Footaction, Inc.                                                                           93,447
28948                Gentilly Woods Footaction, Inc.                                                                      70,321
28949                Carson Mall Fan Club, Inc.                                                                           91,720
28950                CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                           78,693
28951                MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                                59
28952                Seatac Footaction, Inc.                                                                                 396
28953                Westgate Footaction, Inc.                                                                           112,754
28954                Randall Park Footaction, Inc.                                                                        78,415
28955                Riverchase Footaction, Inc.                                                                          80,914
28956                Rimrock Footaction, Inc.                                                                                 16
28957                Central City Mall Fan Club, Inc.                                                                          0
28958                Animas Mall Footaction, Inc.                                                                         52,744

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28959                Aventura Fan Club, Inc.                                                                             187,094
28960                Fair Oaks Footaction, Inc.                                                                           90,824
28961                EASTERN BOULEVARD FOOTACTION, INC.                                                                   25,044
28962                Eastfield Open Country, Inc.                                                                         61,812
28963                Coventry Mall Fan Club, Inc.                                                                         23,659
28964                Cordova Mall Footaction, Inc.                                                                        29,758
28965                Bannister Mall Footaction, Inc.                                                                           0
28966                Carlsbad Fan Club, Inc.                                                                              89,249
28967                CAPITAL CENTRE FOOTACTION, INC.                                                                      49,062
28968                Canterbury Square Footaction, Inc.                                                                   58,588
28969                Cambridge Galleria Fan Club, Inc.                                                                    91,622
28970                Broad Street Footaction, Inc.                                                                       128,095
28971                Bossier Mall Footaction, Inc.                                                                        60,943
28972                Bonita Fan Club, Inc.                                                                                91,147
28973                Bay Plaza Footaction, Inc                                                                           179,698
28974                164 North Star Mall Footaction, Inc.                                                                172,348
28975                87TH AND COTTAGE GROVE FOOTACTION, INC.                                                              66,397
28976                83 Central Mall Footaction, Inc.                                                                     61,937
28977                63rd & Western Footaction, Inc.                                                                      58,913
28978                34TH STREET FOOTACTION, INC.                                                                        719,169
28979                1162 Valla Linda Mall Footaction, Inc.                                                               69,648
28980                305 Northline Mall Footaction, Inc.                                                                 111,263
28981                MELDISCO K-M BRISTOL, TENN., INC.                                                                    22,982
28982                MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                                     34,301
28983                MELDISCO K-M CHICO, CALIF., INC.                                                                     22,441
28984                MELDISCO K-M BRIDGEVILLE, PA., INC.                                                                  31,540
28985                MELDISCO K-M BROCKTON, MASS., INC.                                                                   37,689
28986                MELDISCO K-M BRICKTOWN, N.J., INC.                                                                   23,261
28987                MELDISCO K-M BREMERTON, WASH., INC.                                                                  14,393
28988                MELDISCO K-M CHILLI, N.Y., INC.                                                                      27,257
28989                MELDISCO K-M BOZEMAN, MONT., INC.                                                                     5,699
28990                MELDISCO K-M CHAMBERSBURG, PA., INC.                                                                 29,366
28991                MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                               21,747
28992                MELDISCO K-M BURTON, MICH., INC.                                                                     22,197
28993                MELDISCO K-M CLEARWATER, FLA., INC.                                                                  22,986
28994                MELDISCO K-M BURLINGTON, N.J., INC.                                                                  32,572
28995                MELDISCO K-M BURLINGTON, IOWA, INC.                                                                  15,970
28996                MELDISCO K-M BRUNSWICK, OHIO, INC.                                                                   21,688
28997                MELDISCO K-M CHARLESTON, W.VA., INC.                                                                 41,786
28998                MELDISCO K-M BRANDON,FLA.,INC                                                                        35,268
28999                MELDISCO K-M BOUNTIFUL, UTAH INC.                                                                    22,164
29000                MELDISCO K-M BOSSIER CITY, LA., INC.                                                                 16,927
29001                MELDISCO K-M BLAINE, MINN., INC.                                                                     23,845
29002                MELDISCO K-M IRMO, S.C., INC.                                                                        14,158
29003                MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                                      18,248
29004                MELDISCO K-M HOWELL, N.J., INC.                                                                      26,027
29005                MELDISCO K-M HOLLISTER, CA., INC.                                                                    13,234
29006                MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                          23,919
29007                MELDISCO K-M INVERNESS, FL., INC.                                                                    17,722
29008                MELDISCO K-M HYATTSVILLE MD., INC.                                                                   97,510
29009                MELDISCO K-M HOPKINSVILLE, KY., INC.                                                                 16,967
29010                MELDISCO K-M IONIA, MICH., INC.                                                                      17,866
29011                MELDISCO K-M KEY WEST, FL., INC.                                                                     34,630
29012                MELDISCO K-M HOLMES, PA., INC.                                                                       49,210
29013                MELDISCO K-M JONESBORO, GA., INC.                                                                    39,479
29014                MELDISCO K-M LIBERTY, MO., INC.                                                                       9,967
29015                MELDISCO K-M LEXINGTON, SC., INC.                                                                    24,481

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29016                MELDISCO K-M IDAHO FALLS, ID., INC.                                                                  14,613
29017                MELDISCO K-M JACKSON, WY., INC.                                                                      13,569
29018                MELDISCO K-M IWILEI, HI., INC.                                                                       73,913
29019                MELDISCO K-M KINGSBURG, CA., INC.                                                                    21,116
29020                MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                             24,801
29021                MELDISCO K-M LAKE MARY, FL., INC.                                                                    20,425
29022                MELDISCO K-M JUAN DIAZ, P.R., INC.                                                                   58,284
29023                MELDISCO K-M LEVITTOWN, NY., INC.                                                                    67,058
29024                MELDISCO K-M KINGSLAND, GA., INC.                                                                    26,437
29025                MELDISCO K-M LENEXA, KS., INC.                                                                       10,537
29026                MELDISCO K-M LEMOORE, CA., INC.                                                                      25,675
29027                MELDISCO K-M INDIO, CA., INC.                                                                        36,840
29028                MELDISCO K-M PARADISE, CA., INC.                                                                     21,206
29029                MELDISCO K-M COOS BAY, ORE., INC.                                                                    12,461
29030                MELDISCO K-M DAVIS RD., CA., INC.                                                                    38,137
29031                MELDISCO K-M GRAND BLANC, MICH., INC.                                                                 9,435
29032                MELDISCO K-M GLENMONT, N.Y., INC.                                                                    12,004
29033                MELDISCO K-M MT. PLEASANT, S.C., INC.                                                                 8,400
29034                MELDISCO K-M CARROLLTON, GA., INC.                                                                   20,870
29035                MELDISCO K-M ROCHESTER, N.H., INC.                                                                   12,544
29036                MELDISCO K-M KISSIMMEE, FLA., INC.                                                                   60,472
29037                MELDISCO K-M KEARNY, MO., INC.                                                                       16,473
29038                MELDISCO K-M MONTANA BLVD., TX., INC.                                                                70,751
29039                MELDISCO K-M HERKIMER, N.Y., INC.                                                                    17,741
29040                MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                           29,324
29041                MELDISCO K-M KILLEEN, TX., INC.                                                                      24,193
29042                MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                              54,744
29043                MELDISCO K-M MORGANTON, N.C., INC.                                                                   21,562
29044                MELDISCO K-M CHEROKEE, IOWA, INC.                                                                    10,548
29045                MELDISCO K-M BENNINGTON, VT., INC.                                                                    6,202
29046                MELDISCO K-M EASTON, PA., INC.                                                                       21,446
29047                MELDISCO K-M PIKEVILLE, KY., INC.                                                                    20,047
29048                MELDISCO K-M NEWPORT, KY., INC.                                                                      30,144
29049                MELDISCO K-M WEST 3RD ST., CA., INC.                                                                 84,445
29050                MELDISCO K-M DICKINSON, N.D., INC.                                                                    6,911
29051                MELDISCO K-M OELWEIN, IOWA, INC.                                                                     10,923
29052                MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                            19,613
29053                MELDISCO K-M DAVIE, FLA., INC.                                                                       32,091
29054                MELDISCO K-M BOONE, N.C., INC.                                                                       13,141
29055                MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                               14,758
29056                MELDISCO K-M RED OAK, IOWA, INC.                                                                      4,682
29057                MELDISCO K-M PALMER, MASS., INC.                                                                      9,648
29058                MELDISCO K-M HUNTINGTON, W.VA., INC.                                                                 22,666
29059                MELDISCO K-M SANFORD, N.C., INC.                                                                     17,403
29060                MELDISCO K-M RATON, N. M., INC.                                                                           0
29061                MELDISCO K-M REIDSVILLE, N.C., INC.                                                                  20,847
29062                MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                               13,964
29063                MELDISCO K-M MOORHEAD, MINN., INC.                                                                   11,607
29064                MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                                  421
29065                MELDISCO K-M FERGUS FALLS, MINN., INC.                                                                7,235
29066                ALTON, ILL., MELDISCO K-M, INC.                                                                      28,251
29067                MELDISCO K-M FORT ATKINSON, WISC., INC.                                                               9,252
29068                MELDISCO K-M SARASOTA, FLA., INC.                                                                    31,122
29069                MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                                      32,866
29070                MELDISCO K-M PUYALLUP, WASH., INC.                                                                   13,549
29071                MELDISCO K-M NATIONAL RD IND INC                                                                     24,420
29072                MELDISCO K-M RIDGE RD., N.Y., INC.                                                                   21,926

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29073                MELDISCO K-M AVENEL, N.J., INC.                                                                      39,655
29074                MELDISCO K-M FAIRFAX, VA., INC.                                                                      36,046
29075                MELDISCO K-M SYKESVILLE, MD., INC.                                                                   15,454
29076                MELDISCO K-M CORBIN, KY., INC.                                                                       20,887
29077                MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                               60,603
29078                MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                          18,118
29079                MILES MELDISCO K-M HAINES RD., PA., INC.                                                             32,204
29080                MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                            21,972
29081                MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                           35,212
29082                MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                          26,641
29083                MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                           22,819
29084                MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                                         36,118
29085                MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                           49,570
29086                MILES MELDISCO K-M HOLLYWOOD FLA INC                                                                 28,393
29087                MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                                      46,652
29088                MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                                      36,228
29089                MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                            21,608
29090                MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                                     40,104
29091                MILES MELDISCO K-M GREEN BAY, INC.                                                                   25,111
29092                MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                          33,552
29093                MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                          33,960
29094                MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                           21,470
29095                MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                           17,793
29096                MILES MELDISCO K-M H'WAY 24, MO., INC.                                                               19,510
29097                MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                                        90,498
29098                MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                            18,387
29099                MILES MELDISCO K-M HIALEAH FLA INC                                                                   74,421
29100                MILES MELDISCO K-M HAZLET, N.J. INC.                                                                 43,567
29101                CROSS CREEK MALL FOOTACTION, INC.                                                                   154,033
29102                Tri-County Footaction, Inc.                                                                         109,705
29103                Northland Center Footaction, Inc.                                                                   117,021
29104                Pembroke Lakes Footaction, Inc.                                                                     107,272
29105                Harper Woods FootAction, Inc.                                                                       144,138
29106                Western Hills Footaction, Inc.                                                                       92,993
29107                Columbia Mall Footaction, Inc.                                                                      137,972
29108                Cumberland Footaction, Inc.                                                                          90,191
29109                Santa Anita Fan Club, Inc.                                                                          111,821
29110                South Shore Footaction, Inc.                                                                        153,321
29111                Kenwood Footaction, Inc.                                                                             81,749
29112                Columbus Mall Footaction, Inc.                                                                       48,130
29113                Crossroads FootAction, Inc.                                                                         100,992
29114                Northgate Footaction, Inc.                                                                           89,977
29115                Great Northern Open Country, Inc.                                                                    12,530
29116                Merced Mall Footaction, Inc.                                                                         69,370
29117                Montgomery Mall Footaction, Inc.                                                                    129,742
29118                Ingleside Open Country, Inc.                                                                         38,612
29119                North Shore Footaction, Inc.                                                                         73,172
29120                Homiguero Footaction, Inc                                                                            94,290
29121                Northwest Mall Footaction, Inc.                                                                     116,463
29122                Oglethorpe Footaction, Inc.                                                                          84,180
29123                Charleston Footaction, Inc.                                                                          46,258
29124                First Colony Footaction, Inc                                                                         75,537
29125                CRABTREE VALLEY FOOTACTION, INC.                                                                    117,109
29126                San Angelo Footaction, Inc.                                                                          24,036
29127                San Cados Footaction, Inc.                                                                           93,155
29128                Rolling Acres Open Country, Inc.                                                                     37,695
29129                River Falls Footaction, Inc.                                                                         11,073

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29130                Grand Avenue Footaction, Inc.                                                                        89,139
29131                Glendale Center Footaction, Inc.                                                                     79,154
29132                Dedham Mall Fan Club, Inc.                                                                           60,180
29133                Lynnwood Footaction, Inc.                                                                            28,791
29134                Metrocenter Mall Footaction, Inc.                                                                   116,364
29135                Green Acres Open Country, Inc.                                                                      170,086
29136                Roosevelt Field Open Country, Inc.                                                                  172,991
29137                Hickory Point Footaction, Inc.                                                                       19,250
29138                Fort Steuben Mall Footaction, Inc.                                                                   20,948
29139                Eagle Rock Plaza Footaction, Inc.                                                                    59,451
29140                MELDISCO K-M LONDON, OHIO, INC.                                                                      20,810
29141                MELDISCO K-M LONDON, KY., INC.                                                                       19,245
29142                MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                                 91,579
29143                MELDISCO K-M MARTINSBURG, W. VA., INC.                                                               29,577
29144                MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                                         79,390
29145                Midway Mall Footaction, Inc.                                                                         26,709
29146                Mainland Mall Footaction, Inc.                                                                       80,325
29147                N. County Fair (CA) Footaction, Inc.                                                                 33,412
29148                Deerbrook Mall Footaction, Inc.                                                                      70,391
29149                Jacksonville Mall Footaction, Inc.                                                                   66,978
29150                River Center Footaction, Inc.                                                                       103,919
29151                Rio Piedras Footaction, Inc.                                                                              0
29152                Lufkin Mall Footaction                                                                               58,324
29153                Boulevard Mall Footaction, Inc.                                                                      83,661
29154                Mondawmin Footaction, Inc.                                                                          137,793
29155                Mall of America Footaction, Inc.                                                                     29,824
29156                Coliseum-Hampton Footaction, Inc.                                                                    59,540
29157                Pine Bluff Footaction, Inc.                                                                          62,844
29158                Galleria at Sunset Footaction, Inc.                                                                  31,738
29159                MELDISCO K-M CRANSTON, R.I., INC.                                                                    37,065
29160                MELDISCO K-M CRAIG, COLO., INC.                                                                      12,889
29161                MELDISCO K-M CONWAY, S.C., INC.                                                                      20,844
29162                MELDISCO K-M COLUMBUS, MISS., INC.                                                                   22,494
29163                MELDISCO K-M CLERMONT, FLA., INC.                                                                    27,723
29164                MELDISCO K-M CLEMMONS, N.C., INC.                                                                    22,003
29165                MELDISCO K-M CHARLES CITY, IA., INC.                                                                 14,235
29166                MELDISCO K-M CENTRE, AL., INC.                                                                       16,377
29167                MELDISCO K-M CAYEY, N.Y., INC.                                                                       39,043
29168                MELDISCO K-M CARLISLE, PA., INC.                                                                     24,027
29169                MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                                   22,667
29170                MELDISCO K-M DE LAND, FLA., INC.                                                                     23,229
29171                MELDISCO K-M DEFIANCE, OH., INC.                                                                     29,936
29172                MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                             38,575
29173                MELDISCO K-M DEMING, N.M. INC.                                                                       11,382
29174                MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                              32,761
29175                MILES MELDISCO K-M ACCESS, TENN., INC.                                                               16,880
29176                MILES MELDISCO K-M ANDERSON, S.C., INC.                                                              21,902
29177                MELDISCO K-M WELLSVILLE, N.Y., INC.                                                                  23,376
29178                MELDISCO K-M WAYNESBORO, VA., INC.                                                                   30,024
29179                MELDISCO K-M WAYCROSS RD., OH., INC.                                                                 27,600
29180                MELDISCO K-M WINCHESTER RD., TN., INC.                                                               39,580
29181                MELDISCO K-M WIND GAP, PA., INC.                                                                     22,575
29182                MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                                      25,919
29183                MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                                         51,314
29184                MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                            57,818
29185                PEORIA, IL., MELDISCO K-M, INC.                                                                      23,777
29186                MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                            30,001

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29187                MILES MELDISCO K-M PORT HURON, MICH., INC.                                                           37,922
29188                VILLA PARK, ILL., MELDISCO K-M, INC.                                                                 34,549
29189                ROUND LAKE, ILL., MELDISCO K-M, INC.                                                                 42,232
29190                PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                              25,503
29191                MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                                       18,806
29192                MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                              21,247
29193                NORRIDGE, IL., MELDISCO K-M, INC.                                                                    92,438
29194                OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                                       52,360
29195                MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                           18,966
29196                MILES MELDISCO K-M ROME, GA., INC.                                                                   55,368
29197                MILES MELDISCO K-M TEAL IND INC                                                                      28,725
29198                MILES MELDISCO K-M CLARKSVILLE IND INC                                                               16,087
29199                MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                                      19,911
29200                MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                              73,041
29201                MILES MELDISCO K-M GREELEY, COLO., INC.                                                              28,538
29202                MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                            34,095
29203                MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                          14,442
29204                MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                            11,833
29205                MELDISCO K-M 2606 ZION RD., KY., INC.                                                                17,287
29206                MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                            28,883
29207                MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                                       15,669
29208                MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                                       25,580
29209                MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                             14,942
29210                MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                              21,441
29211                MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                             12,708
29212                MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                           20,739
29213                MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                                  35,564
29214                MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                             16,533
29215                MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                             19,547
29216                MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                          15,207
29217                MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                                        25,577
29218                MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                            33,652
29219                MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                             35,267
29220                MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                            16,875
29221                MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                                     11,946
29222                MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                          28,573
29223                MELDISCO K-M 1401 SPRING ST., MI., INC.                                                              11,027
29224                MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                                       19,941
29225                MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                         28,053
29226                MELDISCO K-M ALLIANCE, NEB., INC.                                                                     6,053
29227                MELDISCO K-M ALEXANDRIA, MN., INC.                                                                   15,291
29228                MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                                        22,856
29229                MELDISCO K-M ABINGDON, VA., INC.                                                                     27,641
29230                MELDISCO K-M AGUADILLA, N.Y., INC.                                                                   85,911
29231                MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                                       14,406
29232                MELDISCO K-M 8601K WEST M-55, MI., INC.                                                              10,605
29233                MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                           23,036
29234                MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                                         31,463
29235                MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                              14,548
29236                MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                             13,272
29237                MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                             13,695
29238                MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                                        19,490
29239                MELDISCO K-M 3790 THIRD ST., FL., INC.                                                               19,146
29240                MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                           24,755
29241                MELDISCO K-M 3655 PLANK RD., VA., INC.                                                               32,874
29242                MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                                        20,528
29243                MELDISCO K-M 2110 SO. M-76, MI., INC.                                                                14,574

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29244                MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                                        25,158
29245                MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                                      25,609
29246                MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                            21,016
29247                MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                           19,661
29248                MELDISCO K-M SOUTHBURY, CT., INC.                                                                    22,169
29249                MELDISCO K-M CAMINO DR., CAL., INC.                                                                  17,401
29250                MELDISCO K-M VIRGINIA, MN., INC.                                                                     15,314
29251                MELDISCO K-M THEODORE, ALA., INC.                                                                    18,547
29252                MELDISCO K-M THREE NOTCH RD., MD., INC.                                                              25,914
29253                MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                                 37,795
29254                MELDISCO K-M TITUSVILLE, FL., INC.                                                                   19,205
29255                MELDISCO K-M TOLLESON, AZ., INC.                                                                     41,163
29256                MELDISCO K-M TURNER LAKE RD., GA., INC.                                                              31,348
29257                MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                           16,558
29258                MELDISCO K-M VEGA BAJA, P.R., INC.                                                                   38,773
29259                MELDISCO K-M VERNAL, UT., INC.                                                                       15,591
29260                MELDISCO K-M WILLIAMSBURG, VA., INC.                                                                 27,138
29261                MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                                55,638
29262                MELDISCO K-M TEMECULA, CA., INC.                                                                     21,456
29263                MELDISCO K-M SWEETWATER, TN., INC.                                                                   21,922
29264                MELDISCO K-M THE DALLES, OR., INC.                                                                   16,620
29265                MELDISCO K-M SOMERVILLE, N.J., INC.                                                                  19,811
29266                MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                                22,387
29267                MELDISCO K-M SPANAWAY, WA., INC.                                                                     14,609
29268                MELDISCO K-M SPRINGBORO, OH., INC.                                                                   20,867
29269                MELDISCO K-M SPEARFISH, SD., INC.                                                                    12,904
29270                MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                                21,782
29271                MELDISCO K-M COX CREEK, AL., INC.                                                                    27,644
29272                MELDISCO K-M CROSSTOWN RD., GA., INC.                                                                15,499
29273                MELDISCO K-M CORVALLIS, OR., INC.                                                                    14,905
29274                MELDISCO K-M GILLETTE, WYO., INC.                                                                    12,844
29275                MELDISCO K-M EASLEY, S.C., INC.                                                                      27,802
29276                MELDISCO K-M WASCO, CA., INC.                                                                        21,937
29277                MELDISCO K-M WEBSTER, NY., INC.                                                                      28,567
29278                MELDISCO K-M WENATCHEE, WASH., INC.                                                                  13,431
29279                MELDISCO K-M WEST ALLIS, WI., INC.                                                                   36,613
29280                MELDISCO K-M WEST BABYLON, N.Y., INC.                                                                45,428
29281                MELDISCO K-M SWEETWATER, TX., INC.                                                                   17,114
29282                MELDISCO K-M WEST BROADWAY, IN., INC.                                                                12,461
29283                MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                             21,000
29284                MELDISCO K-M WEXFORD, PA., INC.                                                                      27,563
29285                MELDISCO K-M WAUPACA, WI., INC.                                                                      20,729
29286                MELDISCO K-M WESTWOOD, N.J.                                                                          41,309
29287                MELDISCO K-M SPRINGFIELD, MO., INC.                                                                  20,456
29288                Dallas Feet, Inc.                                                                                    85,046
29289                SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                              54,910
29290                Pembroke Feet, Inc.                                                                                 104,689
29291                Jackson Feet, Inc.                                                                                   94,861
29292                Austin Feet, Inc.                                                                                    78,911
29293                East 41st Street Feet, Inc.                                                                          56,658
29294                Sanford Feet, Inc.                                                                                   59,334
29295                Germantown Pkwy. Feet, Inc.                                                                          80,169
29296                Cortana Feet, Inc.                                                                                   86,448
29297                Knoxville Feet, Inc.                                                                                 33,540
29298                Independence Feet, Inc.                                                                              93,455
29299                Westheimer Feet, Inc.                                                                                71,329
29300                Lewisville Feet, Inc.                                                                                63,750

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29301                San Pedro Avenue Feet, Inc.                                                                          55,198
29302                Ft. Lauderdale Feet, Inc.                                                                            86,773
29303                Cutler Avenue Feet, Inc.                                                                            101,711
29304                Arlington Feet, Inc.                                                                                 74,179
29305                Tulsa Feet, Inc.                                                                                     55,556
29306                Plano Feet, Inc.                                                                                     76,267
29307                El Paso Feet, Inc.                                                                                   73,001
29308                Albuquerque Feet, Inc.                                                                               98,072
29309                MELDISCO K-M MANTECA, CA., INC.                                                                      22,203
29310                MELDISCO K-M MANAHAWKIN, N.J., INC.                                                                  38,522
29311                Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                                         24,709
29312                MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                            43,409
29313                MELDISCO K-M MILTON, FLA., INC.                                                                      19,931
29314                MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                                27,529
29315                MELDISCO K-M MATAMORAS, PA., INC.                                                                    31,136
29316                MELDISCO K-M MAYAGUEZ, PR., INC.                                                                     47,241
29317                MELDISCO K-M MENTOR, OHIO, INC.                                                                      55,157
29318                MELDISCO K-M FREMONT, OH., INC.                                                                      26,549
29319                MELDISCO K-M HUMMELSTOWN, PA., INC.                                                                  25,609
29320                MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                                       25,575
29321                MELDISCO K-M LAKEPORT, CA., INC.                                                                     33,741
29322                MELDISCO K-M LAREDO, TX., INC.                                                                       97,690
29323                MELDISCO K-M KENTON, OHIO, INC.                                                                      25,166
29324                MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                               50,850
29325                MELDISCO K-M LACKAWANNA, N.Y., INC.                                                                  37,260
29326                MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                            29,546
29327                MELDISCO K-M FENTON, MICH., INC.                                                                     33,778
29328                MELDISCO K-M GASTONIA, N.C., INC.                                                                    40,820
29329                MELDISCO K-M HANOVER, PA., INC.                                                                      38,159
29330                MELDISCO K-M HASTINGS, NEB., INC.                                                                    10,087
29331                MELDISCO K-M HONESDALE, PA., INC.                                                                    19,592
29332                MELDISCO K-M HONOLULU, N.Y., INC.                                                                    57,019
29333                MELDISCO K-M JOHNSON CITY, TN., INC.                                                                 43,417
29334                MELDISCO K-M JACKSONVILLE, FLA., INC.                                                                36,429
29335                MELDISCO K-M JACKSON, MICH., INC.                                                                    22,383
29336                MELDISCO K-M FORT ST. & PA., MI., INC.                                                               56,943
29337                MELDISCO K-M RUTLAND, VT., INC.                                                                      16,361
29338                MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                               127,349
29339                MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                            58,548
29340                MELDISCO K-M SANDY, UTAH, INC.                                                                       20,956
29341                MELDISCO K-M SIDNEY, N.Y., INC.                                                                      26,387
29342                MELDISCO K-M SOUTHAVEN, MISS., INC.                                                                  42,273
29343                MELDISCO K-M TOWANDA, PA., INC.                                                                      23,379
29344                MELDISCO K-M ROBERT ST., MINN., INC.                                                                 23,986
29345                MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                                     26,057
29346                MELDISCO K-M WARWICK BLVD., VA., INC.                                                                33,033
29347                MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                             18,342
29348                MELDISCO K-M STUART, FLA., INC.                                                                      23,993
29349                MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                                      32,988
29350                MELDISCO K-M TAMUNING, GUAM, INC.                                                                   138,119
29351                MELDISCO K-M TUSTIN, CA., INC.                                                                       34,175
29352                MELDISCO K-M VERSAILLES, KY., INC.                                                                   12,970
29353                MELDISCO K-M W. MARKET ST.,N.C.,INC                                                                  36,862
29354                MELDISCO K-M WATERTOWN, N.Y., INC.                                                                   18,625
29355                MELDISCO K-M WALNUTPORT, PA., INC.                                                                   29,951
29356                MELDISCO K-M WARREN, OHIO, INC.                                                                      50,879
29357                MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                                 25,586

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29358                MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                               29,990
29359                MELDISCO K-M NEW LEBANON, OH., INC.                                                                  23,315
29360                MELDISCO K-M OAK HILL, WV., INC.                                                                     18,047
29361                MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                           47,278
29362                MELDISCO K-M PARSIPPANY, N.J., INC.                                                                  55,308
29363                MELDISCO K-M PELL CITY, AL., INC.                                                                    24,519
29364                MELDISCO K-M PEORIA, ARIZ., INC.                                                                     28,505
29365                MELDISCO K-M MORGANTOWN, WV., INC.                                                                   30,968
29366                MELDISCO K-M LEWISBURG, WV., INC.                                                                    14,190
29367                1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                           17,192
29368                MELDISCO K-M PERRY, FLA., INC.                                                                       19,063
29369                MELDISCO K-M PLATTEVILLE, WISC., INC.                                                                13,166
29370                MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                           49,609
29371                MELDISCO K-M PORT ROYAL, FLA., INC.                                                                  57,178
29372                MELDISCO K-M ST. CROIX, N.Y., INC.                                                                   54,202
29373                MELDISCO K-M PORTAGE IN INC                                                                          42,065
29374                MELDISCO K-M POWAY, CA., INC.                                                                        13,027
29375                MELDISCO K-M POWER RD., AZ., INC.                                                                    41,096
29376                MELDISCO K-M N. 32 ST., ARIZ., INC.                                                                  38,463
29377                MELDISCO K-M N. AUGUSTA, S.C., INC.                                                                  16,462
29378                MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                                49,698
29379                MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                            56,675
29380                MELDISCO K-M PR #22 & PR #18, PR., INC.                                                              98,227
29381                MELDISCO K-M PUTNAM, CONN., INC.                                                                     17,301
29382                MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                               32,737
29383                MELDISCO K-M QUEENSBURY, N.Y., INC.                                                                  34,450
29384                MELDISCO K-M RENO, PA., INC.                                                                         25,370
29385                MELDISCO K-M DECATUR IND INC                                                                         14,329
29386                MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                          16,942
29387                MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                            41,363
29388                MELDISCO K-M COLLEGE AVE., CA., INC.                                                                 28,566
29389                MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                                18,582
29390                MELDISCO K-M COLUMBIA, PA., INC.                                                                     31,251
29391                MELDISCO K-M EMMET ST., NEB., INC.                                                                   23,581
29392                MELDISCO K-M COLUMBUS, IN., INC.                                                                     17,292
29393                MELDISCO K-M ELLENTON, FL., INC.                                                                     37,523
29394                MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                                34,832
29395                MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                                       69,797
29396                MELDISCO K-M McMURRAY, PA., INC.                                                                     32,818
29397                MELDISCO K-M DRAPER, UT., INC.                                                                       17,576
29398                MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                           19,874
29399                MELDISCO K-M DETROIT LAKES, MN., INC.                                                                14,861
29400                MELDISCO K-M CLEVELAND, TN., INC.                                                                    22,153
29401                MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                                24,263
29402                MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                          19,808
29403                MELDISCO K-M DOYLESTOWN, PA., INC.                                                                   34,098
29404                MELDISCO K-M ELKINS, W.VA., INC.                                                                     20,773
29405                MELDISCO K-M HARRISON, OH., INC.                                                                     29,727
29406                MELDISCO K-M HILLMAN ST., CA., INC.                                                                  17,741
29407                MELDISCO K-M HWY. #127, KY., INC.                                                                    18,138
29408                MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                             44,299
29409                MELDISCO K-M CORINTH, MS., INC.                                                                      20,814
29410                MELDISCO K-M COUNTY LINE RD., CA., INC.                                                              46,223
29411                MELDISCO K-M CLARKSVILLE, TENN., INC.                                                                27,252
29412                MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                             15,669
29413                MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                               37,590
29414                MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                           43,343

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29415                MELDISCO K-M COALINGA, CA., INC.                                                                     21,302
29416                MELDISCO K-M CLINTON, TN., INC.                                                                      16,781
29417                MELDISCO K-M CLINTON, OKLA., INC.                                                                    14,855
29418                MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                               18,091
29419                MELDISCO K-M CLARKSBURG, WV., INC                                                                    33,828
29420                MELDISCO K-M COMERIO AVE., PR., INC.                                                                 80,786
29421                HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                             23,097
29422                GRANITE CITY, ILL., MELDISCO K-M, INC.                                                               23,394
29423                FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                               39,872
29424                MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                         14,814
29425                MELDISCO K-M ABERDEEN, S.D., INC.                                                                    11,128
29426                JOLIET, ILL., MELDISCO K-M, INC.                                                                     27,813
29427                MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                                23,956
29428                EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                                    25,049
29429                MELDISCO K-M 18 MILE RD., MICH., INC.                                                                14,122
29430                MELDISCO K-M CONOVER, NC., INC.                                                                      31,651
29431                EMPIRE, ILL., MELDISCO K-M, INC.                                                                     25,411
29432                CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                                 22,901
29433                23RD AVE., ILL., MELDISCO K-M, INC.                                                                  23,347
29434                MELDISCO K-M BELLEVILLE, MICH., INC.                                                                 32,073
29435                MELDISCO K-M BEAVERTON, ORE., INC.                                                                   25,723
29436                MELDISCO K-M BAY RD., MICH., INC.                                                                    10,480
29437                BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                              51,114
29438                CARBONDALE, ILL., MELDISCO K-M, INC.                                                                 16,041
29439                BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                                 61,050
29440                MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                              18,062
29441                MELDISCO K-M AUBURN, ALA., INC.                                                                      16,606
29442                MELDISCO K-M BELLINGHAM, WASH., INC.                                                                 19,240
29443                MELDISCO K-M APALACHEE PKW., FLA, INC                                                                24,988
29444                MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                               18,654
29445                MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                           37,216
29446                MELDISCO K-M 52ND ST., WISC., INC.                                                                   28,543
29447                MELDISCO K-M 34TH ST., FLA., INC.                                                                    27,526
29448                MELDISCO K-M BILLERICA, MASS., INC.                                                                   9,046
29449                MELDISCO K-M BERLIN, N.J., INC.                                                                      28,001
29450                MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                           36,380
29451                MELDISCO K-M SENECA, S.C., INC.                                                                      15,863
29452                MELDISCO K-M ST JOHN IN INC                                                                          15,350
29453                MELDISCO K-M PERRYSBURG, OH., INC.                                                                   11,111
29454                MELDISCO K-M PARRISH AVE., KY., INC.                                                                 11,221
29455                MELDISCO K-M MONTICELLO, MN., INC.                                                                   23,284
29456                MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                            17,445
29457                MELDISCO K-M PACE PARKWAY, GA., INC.                                                                 27,523
29458                MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                           18,055
29459                MELDISCO K-M ANNISTON, ALA., INC.                                                                    17,801
29460                MELDISCO K-M 4570 LADSON ROAD,   INC.                                                                16,073
29461                MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                            28,207
29462                MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                               66,282
29463                MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                          20,704
29464                MELDISCO K-M SMYRNA, TN., INC.                                                                       19,925
29465                MELDISCO K-M SHOW LOW, AZ., INC.                                                                     12,671
29466                SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                            41,507
29467                MELDISCO K-M SHIPPENSBURG, PA., INC.                                                                 20,532
29468                MELDISCO K-M SHAWANO, WI., INC.                                                                      16,248
29469                MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                           93,521
29470                MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                             17,178
29471                MELDISCO K-M HASTINGS, MI., INC.                                                                     17,350

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29472                MILES MELDISCO K-M CASPER, WYO., INC.                                                                19,614
29473                STREATOR, IL., MELDISCO K-M, INC.                                                                    13,317
29474                MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                            35,646
29475                MELDISCO K-M PHENIX CITY, ALA., INC.                                                                 26,430
29476                MELDISCO K-M OSCODA, MI, INC.                                                                        14,868
29477                MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                                         19,775
29478                MELDISCO K-M HERMITAGE, PA., INC.                                                                    25,308
29479                MELDISCO K-M GLASGOW, KY., INC.                                                                      26,217
29480                MELDISCO K-M ELKVIEW, W.V., INC.                                                                     26,818
29481                MELDISCO K-M RACINE, WISC., INC.                                                                     27,482
29482                MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                                         65,681
29483                MELDISCO K-M WALL, NJ., INC.                                                                         33,657
29484                MELDISCO K-M GLENDIVE, MONT., INC.                                                                    8,105
29485                MELDISCO K-M GLEN BURNIE, MD., INC.                                                                  35,568
29486                MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                                         27,736
29487                MELDISCO K-M CORNELIA, GA., INC.                                                                     30,639
29488                MELDISCO K-M PRICE, UT., INC.                                                                        13,996
29489                MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                              17,794
29490                MELDISCO K-M HIGH RIDGE, MO., INC.                                                                   15,948
29491                MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                               18,325
29492                MELDISCO K-M HAMILTON, MT., INC.                                                                     13,084
29493                MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                              17,084
29494                MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                            0
29495                MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                                   50
29496                MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                                 50
29497                MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                               0
29498                MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                             5,159
29499                MELDISCO/PAY LESS HENDERSON, NV., INC.                                                                  125
27055                SHOE ZONE #8417                                                                                      68,144
27066                SHOE ZONE 8438, INC.                                                                                 44,473
                                                                                                            ---------------------
                                                                                                      TOTAL          107,122,492


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



ADDITIONAL DATA                                                      SCHEDULE 4


------------------------------------------------------------------------------------------------------------
CASH SUMMARY
                                                                                                      Amount
                                                                                                      ------
Total Cash                                                                                             $8.6
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                        ACCOUNTS RECEIVABLE AGING SUMMARY
------------------------------------------------------------------------------------------------------------
                                                   Athletic       Meldisco
                                                   Division       Division       Corporate            Total
                                            ----------------------------------------------------------------

0 to 30 days old                                        8.0          25.1              1.1             34.2
31 to 60 days old                                       0.2           0.1              0.1              0.4
61 to 90 days old                                       0.1           0.1              0.1              0.3
91+ days old                                            1.5           0.9              0.2              2.6
                                            ----------------------------------------------------------------

Total Accounts Receivable                               9.8          26.2              1.5             37.5
Amount considered uncollectable                        (0.4)         (0.3)            (0.3)            (1.0)
                                            ----------------------------------------------------------------

Net Accounts Receivable                                 9.4          25.9              1.2             36.5
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------
                                                   Athletic       Meldisco
                                                   Division       Division       Corporate            Total
                                            ----------------------------------------------------------------
# of days past due
current                                                 3.2          49.6              1.9             54.7
0 to 30 days past due                                  (4.7)          5.1              0.2              0.6
31 to 60 days past due                                  0.0           0.0              0.0              0.0
61 to 90 days past due                                  0.0           0.0              0.0              0.0
91+ days past due                                       0.0           0.0              0.0              0.0
                                            ----------------------------------------------------------------

Total Accounts Payable                   **            (1.5)         54.7              2.1             55.3
------------------------------------------------------------------------------------------------------------
** note: net credit balance due to pre-payments to vendors required to insure delivery of merchandise


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


(Amounts in millions)

ADDITIONAL DATA                                           SCHEDULE 4 (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TAXES PAYABLE
-------------------------------------------------------------------------------------------------------------------------
                                 BEGINNING      AMOUNT                                                         ENDING
                                    TAX        WITHHELD OR       AMOUNT           DATE       CHECK NO.          TAX
                                 LIABILITY      ACCRUED           PAID            PAID       OR EFT           LIABILITY
=========================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------
Withholding                           1.7             4.1           4.0          various       EFT                   1.9
-------------------------------------------------------------------------------------------------------------------------
FICA-employee & employer              1.8             5.8           5.5          various       EFT                   2.1
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          0.6             0.1           0.2   April 30, 2004       EFT                   0.5
-------------------------------------------------------------------------------------------------------------------------
Income                               (4.1)            7.7             -                                              3.6
-------------------------------------------------------------------------------------------------------------------------
Other:_________                       0.7               -          (0.1)                                             0.8

   Total Federal Taxes                0.9            17.7           9.7                                              8.9
State and Local
-------------------------------------------------------------------------------------------------------------------------
Withholding                           0.7             1.1           1.4          various       EFT & checks          0.4
-------------------------------------------------------------------------------------------------------------------------
Sales                                (0.7)            9.8           4.8   April 15 & 20, 20    EFT & checks          4.3
-------------------------------------------------------------------------------------------------------------------------
Excise                                1.9             0.3             -                                              2.2
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          1.8             0.5           1.2          various       EFT & checks          1.1
-------------------------------------------------------------------------------------------------------------------------
Real Property                         1.2             0.1           0.0          various       EFT & checks          1.3
-------------------------------------------------------------------------------------------------------------------------
Personal Property                     2.0             0.7             -                                              2.7
-------------------------------------------------------------------------------------------------------------------------
Income                                2.6            (1.3)            -                                              1.3
-------------------------------------------------------------------------------------------------------------------------
Other:____Local                                                                                                      0.0
-------------------------------------------------------------------------------------------------------------------------
   Total State and Local              9.5            11.3           7.4                                             13.3
-------------------------------------------------------------------------------------------------------------------------
Total Taxes                          10.3            29.0          17.1                                             22.2
-------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                     Jointly Administered


                                                                     SCHEDULE 5

Cash
----

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the debtor's master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    June 15, 2004                          By:      /s/ Sheamus Toal
         ---------------------------                ---------------------------


Title:   Vice President & Controller            Name:    Sheamus Toal
         ---------------------------                 ---------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                        MAY 2004 MONTHLY OPERATING REPORT
                 FOR THE PERIOD FROM MAY 2, 2004 TO MAY 29, 2004

DEBTORS' ADDRESS:          Footstar, Inc.
                           1 Crosfield Avenue
                           West Nyack, N.Y. 10994

DEBTORS' ATTORNEY:         Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, N.Y. 10153



REPORT PREPARER:           Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
---------------------------------------------------------
Richard L. Robbins
Senior Vice President of Financial Reporting and Controls

                               Date: June 15, 2004

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                                TABLE OF CONTENTS




                                                            Page
                                                            ----

Condensed Consolidated Balance Sheet                          3

Condensed Consolidated Statement of Operations                4

Condensed Consolidated Statement of Cash Flows                5

Notes to Consolidated Financial Statements                    6

Schedules:

Schedule 1:  Consolidating Balance Sheet                     11

Schedule 2:  Consolidating Statement of Operations           12

Schedule 3:  Total Disbursements by Entity                   13

Schedule 4:  Additional Information                          14

             o    Cash Summary
             o    Accounts Receivable Summary
             o    Accounts Payable Summary
             o    Summary of Taxes Payable

Schedule 5:  Certifications                                  16

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 29, 2004



                                                            Footstar
                                                         Consolidated Total
                                                       ---------------------

ASSETS
Current Assets:
Cash and cash equivalents                                             $87.6
Accounts receivable, net                                               34.1
Inventories                                                           155.1
Prepaid expenses and other current assets                              21.4
                                                       ---------------------
Total current assets                                                  298.2

Property and equipment, net                                           131.2
Goodwill, net                                                           0.0
Intangible assets, net                                                 12.2
Deferred charges and other assets                                       6.0
                                                       ---------------------
Total Assets                                                         $447.6
                                                       =====================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities Not Subject To Compromise:
Accounts payable                                                      $60.5
Accrued expenses                                                      119.0
Taxes payable                                                          20.8
                                                       ---------------------
Total current liabilities                                             200.3
Long-term liabilities                                                  41.1
                                                       ---------------------
Total liabilities not subject to compromise                           241.4
                                                       ---------------------
Liabilities subject to compromise:
Secured liabilities                                                     5.8
Unsecured liabilities                                                  93.3
                                                       ---------------------
Total liabilities subject to compromise                                99.1

Minority interests                                                     44.4
                                                       ---------------------
Total Liabilities                                                     384.9

Shareholders' Equity:
Common stock $.0l par value: 100,000,000 shares
 authorized, 30,824,400 shares issued                                   0.3
Additional paid-in capital                                            338.1
Treasury stock: 10,711,569 shares at cost                            (310.6)
Unearned compensation                                                  (0.8)
Retained earnings                                                      35.7
                                                       ---------------------
Total shareholders' equity                                             62.7
                                                       ---------------------
Total liabilities and shareholders' equity                           $447.6
                                                       =====================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Period From May 2, 2004 to May 29, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                                              May                  Filing to Date
                                                                                          Consolidated              Consolidated
                                                                                        -----------------        -----------------
Net sales                                                                                         $ 71.9                  $ 222.3
Cost of sales                                                                                       47.5                    156.0
                                                                                        -----------------        -----------------
Gross profit                                                                                        24.4                     66.3

Store operating, selling, general and administrative expenses                                       16.2                     56.7
Depreciation and amortization                                                                        2.8                      8.0
Interest expense                                                                                     1.8                      7.9
                                                                                        -----------------        -----------------
Loss before reorganization expenses                                                                  3.6                     (6.3)

Reorganization expenses:
Store closing and related asset impairment costs                                                       -                      7.2
Professional fees                                                                                    6.2                     11.8
                                                                                        -----------------        -----------------
Loss before income taxes and minority interests                                                     (2.6)                   (25.3)
Provision for income taxes                                                                           1.1                      1.9
                                                                                        -----------------        -----------------
Loss before minority interests and discontinued operations                                          (3.7)                   (27.2)

Minority interests in net income of subsidiaries                                                    (1.4)                    (1.6)
Loss from operations of discontinued Athletic Segment                                              (10.1)                   (39.5)
Income from disposal of Athletic Segment                                                            37.3                     18.0
                                                                                        -----------------        -----------------

Net Income/(Loss)                                                                                 $ 22.1          $         (50.3)
                                                                                        =================        =================


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                         (Debtor-In-Possesion) CONDENSED
                         CONSOLIDATED STATEMENTS OF CASH
                                      FLOWS
                 For The Period From May 2, 2004 To May 29, 2004
                                   (Unaudited)
                          (tabular amounts in millions)


                                                                                                 Cumulative
                                                                            May                 Filing to Date
                                                                          Footstar                Footstar
                                                                     Consolidated Total      Consolidated Total
                                                                     ------------------      ------------------

Net cash provided by (used in) operating activities                           $ (15.5)                 $ 63.4
                                                                     -----------------         ---------------

Cash flows (used in) provided by investing activities:
Additions to property and equipment                                              (0.2)                   (0.5)
Proceeds from sale of Footaction                                                214.6                   214.6
                                                                     -----------------         ---------------
Net cash provided by investing activities                                       214.4                   214.1
                                                                     -----------------         ---------------

Cash flows (used in) financing activities:
Net repayments of notes payable                                                (120.0)                 (207.1)
                                                                     -----------------         ---------------

Net cash used in financing activities                                          (120.0)                 (207.1)
                                                                     -----------------         ---------------

Net increase in cash and cash equivalents                                        78.9                    70.4
Cash and cash equivalents, beginning of period                                    8.6                    17.1
                                                                     -----------------         ---------------

Cash and cash equivalents, end of period                                       $ 87.5                  $ 87.5
                                                                     =================         ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       THE COMPANY

Footstar, Inc. and its subsidiaries (the "Company") is principally a specialty retailer conducting business through its Meldisco Segment and formerly, its Athletic Segment. The Meldisco Segment (the "Meldisco Segment" or "Meldisco") sells family footwear through licensed footwear departments, stand alone retail stores and wholesale arrangements. The Athletic Segment (the "Athletic Segment") sold athletic footwear and apparel through its Footaction, Just For Feet, and Uprise chains and through its Consumer Direct business (Internet and catalog sales). The Company was organized in Delaware in March 1996 and became a publicly traded company on October 12, 1996 when Melville Corporation, as part of its overall restructuring, distributed Footstar's outstanding common stock to the Melville stockholders.

2.       BANKRUPTCY FILING

Commencing on March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The reorganization is being jointly administered under the caption "In re: Footstar, Inc., et al." Case No. 04-22350. Included in the consolidated financial statements are subsidiaries which have not commenced Chapter 11 cases, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. The Debtors are currently operating their business as debtors-in-possession pursuant to the Bankruptcy Code.

Under Section 362 of the Bankruptcy Code, the filing of a bankruptcy petition automatically stays most actions against the Company, including most actions to collect pre-petition indebtedness or to exercise control of the property of the Company's assets.

As part of its initial restructuring plans within its Athletic Segment, all 88 Just For Feet, 75 underperforming Footaction and 3 Uprise stores have been closed. Within its Meldisco Segment, the Company has commenced exiting the footwear departments in 88 Federated stores and 42 Gordmans stores, finalized plans to close the 9 ShoeZone stores in the United States and sell its 27 ShoeZone stores in Puerto Rico.


On March 26, 2004, the Debtor filed a sale motion with the Bankruptcy Court to enable the Company to conduct an auction for all types of bids with respect to its Athletic Segment, including, but not limited to, bids (i) for the purchase of as many of the athletic stores, including the related leases, as possible on a going concern basis, (ii) the right to liquidate the inventory in any of the stores that are not sold on a going concern basis, (iii) sell any of the unexpired leases of the athletic stores not sold, and (iv) sell any of its distribution centers. (See note 5 below regarding the sale of the Athletic Segment).

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


Under Section 365 of the Bankruptcy Code, the Company may assume or reject certain executory contracts and unexpired leases, including leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. In general, the counterparty to a rejected unexpired lease or executory contract may file a proof of claim against the Company for damages relating to such breaches. The Company has estimated the potential liability for the rejected unexpired leases to be approximately $51 million, $14 million of which was recorded in the month of April $35 million was recorded in May and $2 million will be recorded in future months based upon the respective closing dates of the related stores.

In order to exit Chapter 11 successfully, the Company will need to propose and obtain confirmation by the Bankruptcy Court of its plan of reorganization that satisfies the requirements of the Bankruptcy Code. As provided by the Bankruptcy Code, the Company has the exclusive right to solicit a plan of reorganization for 120 days from the Commencement Date, which expires June 30, 2004. While the Company is requesting an extension, there can be no assurance that the Bankruptcy Court will extend the exclusivity period beyond that date. At this time, it is not possible to predict accurately the effect of the Chapter 11 reorganization process on the Company's business, creditors or stockholders or when the Company may emerge from Chapter 11. The Company's future results depend on the timely and successful confirmation and implementation of a plan of reorganization.

3.       BASIS OF PRESENTATION

This Monthly Operating Report ("MOR") is in a format prescribed by the applicable bankruptcy laws. The information in the MOR has been prepared in accordance with accounting standards generally accepted in the United States of America for interim reporting. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of the financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in the MOR.

As initially announced by the Company in November 2002, the Company is restating its financial results for the first half of 2002 and prior periods. Accordingly, the Company's prior period financial statements should no longer be relied upon. Once these periods are restated, the Company will be in a position to update information previously released with respect to historical periods as well as complete financial statements for subsequent periods for which no financial information or statements are currently available.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


The unaudited information in the MOR is subject to further review and potential adjustments and are not necessarily indicative of the results that may be expected for the period ending May 29, 2004. The Company has completed or is in the process of completing several significant transactions, including the divestiture of the Athletic Segment of its business (see Note 5) and is evaluating and recording the impairment of certain long-lived assets. The Company has utilitized certain estimates in recording these transactions and upon finalization of the closing of these transactions, these estimates may be subject to revision. Any changes to these estimates will be reflected in future periods. In addition, the MOR contains information for periods, which may be different from those that will be included in the Company's reports pursuant to the Securities Exchange Act of 1934, upon filing of such documents. Accordingly, the substance and format of the MOR may not allow for meaningful comparison with the Company's publicly disclosed consolidated financial statements. Results set forth in the MOR should not be viewed as indicative of future results.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 reorganization case. Specifically, the unaudited condensed consolidated financial statements do not present the amount which will ultimately be paid to settle liabilities and contingencies which may be required in the Chapter 11 reorganization. The Company has not filed a plan of reorganization as of this date and when filed will be subject to acceptance by the required creditors and approval by the Bankruptcy Court.

Because of the ongoing nature of the reorganization case, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of the Company's future operations or financial position. No assurance can be given that the Company will be successful in reorganizing its affairs within the Chapter 11 bankruptcy proceedings.

The consolidated monthly operating report has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, the Company's pre-petition liabilities that are subject to compromise are reported separately on the balance sheet as an estimate of the amount that will ultimately be allowed by the Bankruptcy Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. The Company has not completed the process of reconciling its pre-and post-petition liabilities, and the amounts are subject to reclassification in future consolidated monthly operating reports.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



4.       THE DIP CREDIT AGREEMENT

Effective March 4, 2004, the Debtor entered into a Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank and GECC Capital Markets Group, Inc. The DIP Credit Agreement provides a credit facility consisting of revolving loans of up to $240 million (with a sub-limit of $75 million for letters of credit) and a term loan of $60 million. The DIP Credit Agreement has a term of two years.

By order, dated May 25, 2004 the Debtors entered into an Amended
Debtor-in-Possession Credit Agreement (the "Amended DIP Credit Agreement") which, among other things, reduced the revolving loan to $130 million and eliminated the term loan. At May 29, 2004, there were no borrowings outstanding under the agreement.

The Amended DIP Credit Agreement is secured by substantially all of the assets of the Company and contains a number of affirmative and negative covenants, including financial covenants linked to the Company's business plan. The negative covenants include, amongst others, restrictions on incurrence of indebtedness and granting of liens, as well as restrictions against the declaration or payments of dividends, certain intercompany advances and the disposition of assets. The Amended DIP Credit Agreement also contains Events of Default (as defined therein) including, amongst others, a failure to pay the principal and interest of the obligations then due, the occurrence of an event that results in the acceleration of any Material Indebtedness, and a failure by any Debtor to comply with the terms of any order of the Bankruptcy Court.


5.       DISCONTINUED OPERATIONS

In March 2004, the Company announced the closure of all 88 Just For Feet stores, 75 underperforming Footaction stores and 3 Uprise stores. Following this announcement, the Company received Bankruptcy Court approval to appoint Hilco, as liquidation agent for these stores.

In April 2004, the Company received approval from the Bankruptcy Court to sell the remaining 353 Footaction stores to Footlocker, Inc. for $225 million in cash, subject to certain closing adjustments and regulatory approval. Of this amount, approximately $13 million was placed in escrow with respect to approximately 18 month to month store leases which would have to be replaced by new lease. At any time within one year from the Closing Date that Footlocker enters into a new lease, with respect to any of the above-mentioned month to month store leases, the escrow amount relating to such new lease will be released from escrow and paid to the company. The sale to Footlocker was completed in May 2004 and together with the closure of the Company's Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, Accounting for the Impairment or Disposal of Long Lived Assets. Accordingly, the Company has reported the results of the discontinued athletic segment as a separate component of income. The assets and liabilities of the discontinued Athletic Segment are presented in the consolidating Balance Sheet on Schedule 1 as assets held for sale. The estimated gain or loss on the disposition of the Athletic Segment has not yet been determined.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


6.         INCOME TAXES

The Company has established a valuation allowance for its deferred tax assets as the Company could not conclude that it is more likely than not that all of its deferred tax assets will be realized.

Earnings of the Company's 51%-owned subsidiaries are not included in the consolidated tax group and are distributed annually, accordingly, the Company provides for federal and state income taxes on these undistributed taxable earnings.


7.       ACTUARIAL DETERMINED LIABILITIES

The Company maintains liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarial determined assumptions. The may require adjustments in future periods when such assumptions are updated.


8.       CONSOLIDATING SCHEDULES

The Consolidating reports included as Schedules 1 and 2 reflect the related Statements of Operations and Balance Sheets for the Company's reportable segments and the consolidated parent Company. Consolidating elimination entries, where applicable, have been included in each of the operating segments and in corporate. The Company allocates various expenses among these segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                          (tabular amounts in millions)
                                   May 29, 2004


                                                                     SCHEDULE 1

                                                                                                        Footstar
                                                       Athletic         Meldisco                       Consolidated
                                                       Division         Division      Corporate          Total
                                                     -------------    ------------   -------------   ----------------
ASSETS
------
Current Assets:
Cash and cash equivalents                             $       1.6           $ 0.6          $ 85.4             $ 87.6
Accounts receivable, net                                      7.3            25.5             1.3               34.1
Inventories                                                   0.6           159.8            (5.3)             155.1
Prepaid expenses and other current assets
  (including intercompany amounts)                          244.3           470.2          (693.1)              21.4
                                                     -------------    ------------   -------------   ----------------
Total current assets                                        253.8           656.1          (611.7)             298.2

Property and equipment, net                                   4.0             9.5           117.7              131.2
Goodwill, net                                                   -               -               -                  -
Intangible assets, net                                          -               -            12.2               12.2
Deferred charges and other assets                             2.1             0.1             3.8                6.0
                                                     -------------    ------------   -------------   ----------------
Total assets                                              $ 259.9         $ 665.7        $ (478.0)           $ 447.6
                                                     =============    ============   =============   ================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
Accounts payable                                            $ 0.8          $ 57.5           $ 2.2             $ 60.5
Accrued expenses                                             74.7            18.4            25.9              119.0
Taxes payable                                                 8.7             7.8             4.3               20.8
                                                     -------------    ------------   -------------   ----------------
Total current liabilities                                    84.2            83.7            32.4              200.3
Other long-term liabilities                                     -               -            41.1               41.1
                                                     -------------    ------------   -------------   ----------------
Total liabilities not subject to compromise                  84.2            83.7            73.5              241.4
                                                     -------------    ------------   -------------   ----------------
Liabilities subject to compromise:
Secured liabilities                                             -               -             5.8                5.8
Unsecured liabilities                                        51.4            26.0            15.9               93.3
                                                     -------------    ------------   -------------   ----------------
Total liabilities subject to compromise                      51.4            26.0            21.7               99.1
                                                     -------------    ------------   -------------   ----------------

Minority interests                                                           44.4                               44.4
                                                     -------------    ------------   -------------   ----------------
Total Liabilities                                           135.6           154.1            95.2              384.9

Shareholders' Equity:
Common stock                                                                                  0.3                0.3
Additional paid-in capital                                  264.7           111.0           (37.6)             338.1
Treasury stock                                                                             (310.6)            (310.6)
Unearned compensation                                                                        (0.8)              (0.8)
Retained earnings                                          (140.4)          400.6          (224.5)              35.7
                                                     -------------    ------------   -------------   ----------------
Total shareholders' equity                                  124.3           511.6          (573.2)              62.7
                                                     -------------    ------------   -------------   ----------------
Total liabilities and shareholders' equity                $ 259.9         $ 665.7        $ (478.0)           $ 447.6
                                                     =============    ============   =============   ================


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                              (Debtor-In-Possesion)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 For The Period From May 2, 2004 To May 29, 2004
                                   (Unaudited)
                          (tabular amounts in millions)

                                                                      SCHEDULE 2


                                                                                                     Footstar
                                                    Athletic          Meldisco                     Consolidated
                                                    Division         Division      Corporate          Total
                                                 ---------------   ------------   ------------    ---------------
Net sales                                                               $ 71.9                     $        71.9
Cost of sales                                                             48.4           (0.9)              47.5
                                                 ---------------   ------------   ------------    ---------------
Gross profit                                                              23.5            0.9               24.4

Store operating, selling, general and
  administrative expenses                                                 12.4            3.8               16.2
Depreciation and amortization                                              2.2            0.6                2.8
Interest (income) / expense                                               (0.5)           2.3                1.8
                                                 ---------------   ------------   ------------    ---------------
Loss before reorganization expenses                                        9.4           (5.8)               3.6

Reorganization expenses:
Store closing & related asset impairment costs                               -             -                   -
Professional fees                                                          5.0            1.2                6.2
                                                 ---------------   ------------   ------------    ---------------
Loss before income taxes and minority interests                            4.4           (7.0)              (2.6)
Provision for income taxes                                                 1.1                               1.1
                                                 ---------------   ------------   ------------    ---------------
Loss before minority interests and
  discontinued operations                                                  3.3           (7.0)              (3.7)

Minority interests in net income of subsidiaries                          (1.4)                             (1.4)
Loss from discontinued Athletic Segment                   (10.1)                                           (10.1)
Gain from disposal of Athletic Segment                     37.3                                             37.3
                                                 ---------------   ------------   ------------    ---------------

Net loss                                          $        27.2     $      1.9     $     (7.0)     $         22.1
                                                 ===============   ============   ============    ===============


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                                                                      SCHEDULE 3

Total Disbursements by Legal Entity
For the Period From May 2 to May 29, 2004 amounted to $137.1 million.




See attached Exhibit 1 for details on an entity by entity basis.
-------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                                   EXHIBIT #1
                               MAY MOR SCHEDULE 3
                               ------------------



CASE NO. 04-                DEBTOR                                                                                        TOTAL
                                                                                                                     DISBURSEMENTS
22350                  Footstar, Inc.                                                                                            0
22351                  Footstar Corporation                                                                             80,048,058
22352                  Apache-Minnesota Thom Mcan, Inc.                                                                     92,672
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                             0
22354                  Athletic Center, Inc.                                                                                77,359
22355                  Feet Center, Inc.                                                                                   378,083
22356                  Feet of Colorado, Inc.                                                                              424,003
22357                  Footaction Center, Inc.                                                                             126,710
22358                  Footstar Center, Inc.                                                                                     0
22359                  FWS I, INC.                                                                                               0
22360                  FWS II, INC.                                                                                              0
22361                  LFD I, INC.                                                                                               0
22362                  LFD II, INC.                                                                                              0
22363                  Mall of America Fan Club, Inc.                                                                       72,734
22364                  Meldisco H.C., Inc.                                                                                  58,685
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                                        21,102
22366                  SHOE ZONE CENTER, INC.                                                                                    0
22367                  STELLAR WHOLESALING, INC.                                                                            24,681
22368                  Nevada Feet, Inc.                                                                                   205,615
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                              0
22370                  CD SERVICES LLC                                                                                           0
22371                  Footstar HQ, LLC                                                                                          0
22372                  FA SALES LLC                                                                                              0
22373                  CDIRECT, INC.                                                                                             0
22374                  LFD Operating, Inc.                                                                                       0
22375                  LFD Today, Inc.                                                                                           0
22376                  Feet HQ, Inc.                                                                                     6,242,455
22377                  FA HQ, Inc.                                                                                          21,138
22378                  AP LLC                                                                                                    0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                                        6,769
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                                    7,879
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                         5,686
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                                  3,688
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                              3,291
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                                    6,370
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                                4,700
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                                        4,783
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                            2,832
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                                       7,212
27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                                     4,796
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                                    2,504
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                                      6,070
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                             4,810
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                                   3,717
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                                       4,187
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                                       4,993
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                             3,988
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                                     4,931

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                         3,539
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                            3,568
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                                        0
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                                        171
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                                          0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                             0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                            332
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                                        21
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                                           184
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                                    247
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                                       6,105
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                            4,088
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                         4,813
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                                       4,994
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                                       6,850
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                         5,100
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                              4,607
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                                         0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                          3,875
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                         4,409
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                                     4,051
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                                42,577
27041                  SHOE ZONE #8415                                                                                      48,608
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                                       511
27043                  SHOE ZONE #8414                                                                                      43,819
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                                       191
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                                       19,339
27046                  SHOE ZONE #8418                                                                                      30,735
27047                  SHOE ZONE 8432, INC.                                                                                 45,896
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                                       477
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                           468
27050                  SHOE ZONE 8439, INC.                                                                                 57,609
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                                   366
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                                   19,694
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                                   508
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                                       254
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                                           0
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                                      35,881
27058                  SHOE ZONE #8412                                                                                      36,386
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                                        452
27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                                 405
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                                548
27062                  SHOE ZONE 8428, INC.                                                                                 33,631
27063                  SHOE ZONE 8421, INC.                                                                                 30,576
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                                        668
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                                           25
27067                  SHOE ZONE 8436, INC.                                                                                 33,142
27068                  WESTHEIMER SHOE ZONE, INC.                                                                            1,418
27069                  SHOE ZONE 8433, INC.                                                                                 40,541
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                            279
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                                        336
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                                    250
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                                426
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                                 527
27075                  SUNLAND SHOE ZONE, INC.                                                                               8,379
27076                  SHOE ZONE #8400                                                                                      48,299
27077                  SHOE ZONE #8401                                                                                      32,900

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27078                  SHOE ZONE #8402                                                                                      37,892
27079                  SHOE ZONE #8403                                                                                      60,979
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                                        542
27081                  SHOE ZONE #8419                                                                                      44,634
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                         45,151
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                                         237
27084                  SHOE ZONE #8406                                                                                      42,234
27085                  SHOE ZONE #8404                                                                                      63,433
27086                  SHOE ZONE #8407                                                                                      39,719
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                                  72,356
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                        62,800
27089                  SHOE ZONE 8435, INC.                                                                                 35,270
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                                          210
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                                     34,224
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                                    6,027
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                            6,300
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                            4,148
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                                     3,577
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                                 3,830
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                                        6,118
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                                     4,422
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                            5,107
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                           6,646
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                         10,294
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                         10,540
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                                      262
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                                     5,316
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                            5,934
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                         17,483
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                         6,560
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                                   2,984
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                          6,269
27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                              6,358
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                                      4,868
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                                 8,379
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                                        5,186
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                                      4,581
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                                    8,607
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                                      21,813
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                                5,654
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                               6,159
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                            4,128
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                             6,091
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                          6,230
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                              5,031
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                                       4,564
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                             12,564
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                                        7,923
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                                     26,096
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                          12,627
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                                    41,161
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                           6,651
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                           3,398
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                                        4,447
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                        10,392
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                            12,140
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                             9,046\

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                                 3,760
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                            5,271
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                          3,835
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                          4,289
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                            6,778
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                         5,708
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                          5,256
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                                       3,954
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                                    6,851
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                                 976
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                                         294
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                                        142
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                                      466
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                                   410
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                            528
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                                        220
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                                  386
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                                567
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                                     852
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                            704
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                                    329
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                                209
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                                 252
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                                      231
27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                                       267
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                                        582
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                                           341
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                                           417
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                                      2,609
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                          29,700
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                          2,573
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                                      3,752
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                                       125
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                                           770
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                             295
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                             13,456
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                          5,938
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                                      0
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                                        957
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                          4,693
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                           8,662
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                                  864
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                                      337
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                                   544
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                             324
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                            4,682
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                                 48
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                         4,788
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                             266
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                                   3,806
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                                  4,162
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                                        5,024
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                                 5,370
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                                            0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                                       32,160
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                         5,458
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                          8,629

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                                   3,786
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                                     4,166
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                            4,320
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                                  3,303
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                           26,946
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                                       296
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                                            828
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                                 461
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                               307
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                          5,781
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                                        4,654
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                           9,627
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                                     4,803
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                                        4,484
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                           3,959
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                          3,514
27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                                    639
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                                      173
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                            293
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                             541
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                                       145
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                                         492
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                            249
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                                         335
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                                    373
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                                         505
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                                         323
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                                        843
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                          6,591
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                           3,892
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                                      6,490
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                                  4,289
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                                715
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                            339
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                                       865
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                                        485
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                           5,336
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                              253
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                                     320
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                         4,671
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                               377
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                                    145
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                                     241
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                              13,065
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                                       3,979
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                             0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                                        3,112
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                          4,787
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                            7,236
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                               6,075
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                                   881
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                                          251
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                                     376
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                              431
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                                         300
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                                       349
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                                    205

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                                        126
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                                         384
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                              357
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                                           331
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                                         336
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                                          285
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                                      199
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                                      139
27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                               305
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                                 282
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                                241
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                                         337
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                             956
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                                            377
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                                          714
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                            270
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                                           190
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                             279
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                                          281
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                                      487
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                                        287
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                                           374
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                                        659
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                               0
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                                     188
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                                         413
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                                       584
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                                        553
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                                           255
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                                          164
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                              211
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                                423
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                               379
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                                   402
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                             184
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                                    8
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                             420
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                              565
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                             251
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                                     688
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                                        740
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                            198
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                                 0
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                                           869
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                            254
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                                   264
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                                  202
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                           7,165
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                          4,623
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                                        710
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                                           794
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                               723
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                              125
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                             4,696
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                                         438
27304                  Galleria Pavilion Feet, Inc.                                                                         83,158
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                                            165

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                                   16,366
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                                   14,477
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                                       35,740
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                                   9,777
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                                    13,638
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                                     12,988
27312                  MELDISCO K-M JESUP, GA., INC.                                                                        13,088
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                                           11,675
27314                  MELDISCO K-M HURON, S.D., INC.                                                                       14,083
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                                    32,794
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                                 11,018
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                                     6,175
27318                  MELDISCO K-M LACEY, WASH., INC.                                                                      14,510
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                                    19,996
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                                   9,767
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                                           18,628
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                                  19,755
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                                   44,578
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                                       26,076
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                                     8,803
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                              12,591
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                                    11,023
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                                  35,075
27329                  MELDISCO K-M ELKTON, MD., INC.                                                                       14,604
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                                 11,835
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                                   9,662
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                                 28,849
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                               9,764
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                                     16
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                                        9,466
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                                      12,880
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                               18,813
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                               16,235
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                                          22,879
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                                   11,824
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                                     26,498
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                                    15,436
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                                27,767
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                                48,222
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                            542
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                                         150
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                                       513
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                             18
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                              335
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                                        443
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                                      185
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                                     8
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                                          127
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                                         516
27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                           107
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                                   476
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                                     568
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                                          108
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                                          279
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                                         591
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                                          415
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                                          1,036

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                                         241
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                            272
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                                           612
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                                       224
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                                          301
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                                     378
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                                          775
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                                            950
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                                         394
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                                    230
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                                     573
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                                        489
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                                      269
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                                         226
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                            322
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                                   0
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                                       481
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                                        477
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                                          419
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                                   559
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                              206
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                                    464
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                                     332
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                                    959
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                               572
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                                    357
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                                 108
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                               361
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                                       167
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                                   314
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                                         286
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                                             0
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                                          477
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                                      222
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                                      8
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                                           238
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                                      330
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                                          125
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                               210
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                                   8
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                                   199
27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                             212
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                             206
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                                         192
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                                  126
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                                 510
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                                            166
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                                     648
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                               1,063
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                               326
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                                    0
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                                 160
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                               237
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                                      213
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                                        21
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                                         63
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                                       456

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                                        618
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                                           68
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                                          429
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                                        760
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                                        939
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                               123
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                                      375
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                                   633
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                                 578
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                             1,013
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                               257
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                                  0
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                                         476
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                                     171
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                              511
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                                   207
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                                    256
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                                     274
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                                   62
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                                   265
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                                      270
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                                      154
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                                      634
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                                     0
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                                         251
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                                       153
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                             392
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                               0
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                                   292
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                                    0
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                                    130
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                                  195
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                              167
27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                                          176
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                                       222
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                              327
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                                       461
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                               687
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                                          1,134
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                                         317
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                                  379
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                                          476
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                             762
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                                     266
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                                            214
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                                    251
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                                          194
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                                        0
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                           260
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                                       318
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                                     8
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                                           277
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                                 385
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                              676
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                                         414
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                                        743
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                                      451

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                                      512
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                             38
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                                 603
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                                          697
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                                      537
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                                   221
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                                     334
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                                         306
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                                   111
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                                       348
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                                         222
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                                        261
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                               220
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                            270
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                                         206
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                                225
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                                   536
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                                   433
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                                        172
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                                   157
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                               221
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                                          829
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                             311
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                           14,458
27501                  Washington Footaction, Inc.                                                                               0
27502                  Southwest Center Footaction, Inc.                                                                    46,594
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                               17,745
27504                  La Plaza Mall Footaction, Inc.                                                                       15,579
27505                  BERKLEY MALL FOOTACTION, INC.                                                                        21,666
27506                  Parkdale Mall Footaction, Inc.                                                                       56,282
27507                  Ocean County Mall Footaction, Inc.                                                                   41,379
27508                  Puente Hills Footaction, Inc.                                                                        12,545
27509                  Mall of Americas Footaction, Inc.                                                                    20,934
27510                  Mall St. Vincent Footaction, Inc.                                                                    32,031
27511                  Forest Village Park Footaction, Inc.                                                                 37,527
27512                  Washington Square Footaction, Inc.                                                                    9,599
27513                  Acadiana Footaction, Inc.                                                                                 0
27514                  Albany Mall Footaction, Inc.                                                                         33,402
27515                  Albuquerque Footaction, Inc.                                                                          4,749
27516                  Aurora Footaction, Inc.                                                                              11,555
27517                  Baldwin Hills Footaction, Inc.                                                                       35,446
27518                  Bergen Footaction, Inc.                                                                              18,420
27519                  The Parks Footaction, Inc.                                                                           36,499
27520                  Stony Brook Footaction, Inc.                                                                         32,624
27521                  St. Louis Center Footaction, Inc.                                                                    23,957
27522                  South Park Mall Footaction, Inc.                                                                     26,674
27523                  COLUMBIA FOOTACTION, INC.                                                                            75,091
27524                  Collin Creek Footaction, Inc.                                                                         2,876
27525                  Birchwood Mall Footaction, Inc.                                                                           0
27526                  Hanes Mall Footaction, Inc.                                                                          81,026
27527                  Tulsa Promenade Footaction, Inc.                                                                     20,212
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                            3,117
27529                  Westfarms Open Country, Inc.                                                                         11,978
27530                  Cumberland Mall Footaction, Inc.                                                                     21,634
27531                  Eagle Ridge Footaction, Inc.                                                                          4,780
27532                  Almeda Footaction, Inc.                                                                              40,873
27533                  EASTLAND MALL FOOTACTION, INC.                                                                       73,444

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27534                  Edison Mall Footaction, Inc.                                                                          2,546
27535                  Topanga Footaction, Inc.                                                                              5,168
27536                  So. Orange Ave. Open Country, Inc.                                                                    2,042
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                                            36,490
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                                            57,964
27539                  White Plains Galleria Footaction, Inc.                                                               61,477
27540                  Willowbrook Mall Footaction, Inc.                                                                    44,453
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                          12,150
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                                   64,361
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                                  12,745
27544                  Madison Square Mall Footaction, Inc.                                                                 17,718
27545                  The Plaza Footaction, Inc.                                                                           62,136
27546                  Rio-West Mall Footaction, Inc.                                                                       10,290
27547                  Rock Hill Mall Footaction, Inc.                                                                      30,622
27548                  Signal Hill Mall Footaction, Inc.                                                                    23,219
27549                  Las Americas Footaction, Inc.                                                                        19,187
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                                41,776
27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                                   20,826
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                                         31,406
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                              29,444
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                             18,254
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                                     29,095
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                                  29,909
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                               39,848
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                             25,298
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                             31,378
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                             23,072
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                                          27,090
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                             15,205
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                            13,774
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                                        18,733
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                           46,831
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                                        19,354
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                                           52,419
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                                           31,738
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                                           39,090
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                                         18,366
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                                          30,867
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                               21,222
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                                      35,290
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                                      11,802
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                                        16,657
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                               13,746
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                                          124,822
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                                          15,484
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                              32,146
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                                           20,685
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                                 17,554
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                                      36,733
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                                42,642
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                                          33,638
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                               19,500
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                                 12,140
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                                22,178
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                                       20,302
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                             20,571
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                                         30,641

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                             39,562
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                                         36,911
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                            13,550
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                           12,728
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                                            30,710
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                                 19,416
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                                    12,503
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                                    17,401
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                                       16,217
27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                                   16,193
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                                   17,187
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                                   16,196
27603                  MELDISCO K-M LORAIN, OH., INC.                                                                       22,422
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                                       8,307
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                                      25,863
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                                    19,339
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                                 14,772
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                                     10,383
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                                 37,167
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                            17,442
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                             10,641
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                                      84,427
27613                  MELDISCO K-M MONROE, N. C., INC.                                                                     19,090
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                                     12,837
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                                   24,033
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                                 12,335
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                                   19,663
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                              35,989
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                                    32,259
27620                  MELDISCO K-M CLARION, PA., INC.                                                                       9,463
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                                  10,207
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                                    15,328
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                                  11,789
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                                20,294
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                                     30,165
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                                         11,200
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                                14,314
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                                 7,658
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                                   21,934
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                                  13,745
27631                  MELDISCO K-M MILFORD, CT., INC.                                                                      41,460
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                                   15,607
27633                  MELDISCO K-M EL PASO, TX., INC.                                                                      46,531
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                                      23,035
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                                 57,550
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                                    23,559
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                                   11,722
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                                    15,453
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                                   13,877
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                                           19,119
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                              12,002
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                                   11,216
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                                11,992
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                                   13,027
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                                     20,475
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                                  14,000
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                                       15,080

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                                   23,913
27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                                 21,690
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                              51,455
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                               19,966
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                                      19,426
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                               14,117
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                                    17,490
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                                      11,004
27656                  MELDISCO K-M DOVER, DEL., INC.                                                                       17,742
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                                      9,751
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                                11,273
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                             28,680
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                                 9,626
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                                  11,457
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                                19,803
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                              31,409
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                                   12,671
27665                  MELDISCO K-M ENID, OKLA., INC.                                                                       19,236
27666                  MELDISCO K-M EXTON, PA., INC.                                                                        12,113
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                                   22,064
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                                 18,897
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                              10,326
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                              25,802
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                                   12,677
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                                    20,738
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                                    13,070
27674                  MELDISCO K-M CROFTON, MD., INC.                                                                      17,866
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                                   38,058
27676                  MELDISCO K-M DALTON, GA., INC.                                                                       16,735
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                                   19,736
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                                      13,938
27679                  Lafayette Feet, Inc.                                                                                 17,183
27680                  Springfield Feet, Inc.                                                                               97,509
27681                  Shreveport Feet, Inc.                                                                                50,508
27682                  Laredo Feet, Inc.                                                                                    62,635
27683                  Covington Feet, Inc.                                                                                 57,627
27684                  Ft. Myers Feet, Inc.                                                                                 58,710
27685                  Morrow Feet, Inc.                                                                                   116,584
27686                  Mesquite Feet, Inc.                                                                                  53,769
27687                  New Orleans Feet, Inc.                                                                               97,651
27688                  La Mesa Feet, Inc.                                                                                       51
27689                  Tempe Feet, Inc.                                                                                    103,412
27690                  San Diego Feet, Inc.                                                                                 83,015
27691                  Hialeah Feet, Inc.                                                                                   85,481
27692                  Houston Feet, Inc.                                                                                   37,871
27693                  Almeda Feet, Inc.                                                                                    42,482
27694                  East Towne Mall Feet, Inc.                                                                           32,326
27695                  Aventura Feet, Inc.                                                                                  63,789
27696                  Oklahoma City Feet, Inc.                                                                             66,824
27697                  Savannah Feet, Inc.                                                                                 100,284
27698                  Little Rock Feet, Inc.                                                                               54,902
27699                  Vista Feet, Inc.                                                                                     46,045
27700                  Austell Feet, Inc.                                                                                   38,626
27701                  West Palm Feet, Inc.                                                                                 85,017
27702                  Brownsville Feet, Inc.                                                                               38,391
27703                  Hurst Feet, Inc.                                                                                     19,346
27704                  Riverchase Feet, Inc.                                                                                48,645

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27705                  Whitehall Feet, Inc.                                                                                 42,955
27706                  Princeton Feet, Inc.                                                                                      0
27707                  Southwest Freeway Feet, Inc.                                                                         78,882
27708                  Daytona Beach Feet, Inc.                                                                             72,638
27709                  Alpharetta Feet, Inc.                                                                                81,593
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                         6,580
27711                  Desert Ridge Feet, Inc.                                                                              77,554
27712                  Montgomery Feet, Inc.                                                                                41,384
27713                  Norman Feet, Inc.                                                                                    57,261
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                                      19,790
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                            19,776
27716                  MELDISCO K-M MISSION, TX., INC.                                                                      57,527
27717                  MELDISCO K-M MILFORD, MI., INC.                                                                      14,802
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                                       21,161
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                                  10,368
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                                        17,955
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                                           11,591
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                              17,308
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                             67,913
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                                    13,022
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                                  11,870
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                                    54,961
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                                    10,193
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                                     11,158
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                               13,878
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                                 16,822
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                                 27,419
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                                 15,948
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                                     12,342
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                                  12,220
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                                           14,782
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                                10,657
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                                            16,252
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                                          43,690
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                             12,853
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                                 15,715
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                               21,478
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                                    13,565
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                                      10,876
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                               15,722
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                            15,996
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                                         18,398
27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                                53,557
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                                          11,152
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                                     11,319
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                            12,345
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                                          19,884
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                              9,542
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                               12,415
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                                 11,781
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                                6,470
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                                         11,408
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                                17,522
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                                      16,417
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                                11,601
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                              21,520
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                                14,479

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                                      22,228
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                              23,225
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                                       24,446
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                                 15,467
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                                10,909
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                               13,904
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                                           16,937
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                                           15,369
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                                  18,140
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                                      15,428
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                            17,875
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                                     29,574
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                                     13,096
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                                 16,161
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                                  33,221
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                                     9,572
27778                  SHOE ZONE #8437, INC.                                                                                36,941
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                                  14,958
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                              23,679
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                                18,705
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                                          15,879
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                            16,493
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                                           17,204
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                                   26,416
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                              20,732
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                                1,984
27788                  Gainesville Feet, Inc.                                                                                    0
27789                  Kennesaw Feet, Inc.                                                                                  80,738
27790                  Hollywood Feet, Inc.                                                                                 78,199
27791                  Florida Mall Feet, Inc.                                                                              19,764
27792                  Fayetteville Feet, Inc.                                                                              70,969
27793                  Duluth Feet, Inc.                                                                                    66,884
27794                  Chattanooga Feet, Inc.                                                                               61,808
27795                  Bannister Feet, Inc.                                                                                 73,192
27796                  Augusta Feet, Inc.                                                                                  111,890
27797                  McAllen Feet, Inc.                                                                                   76,501
27798                  Overland Park Feet, Inc.                                                                             57,691
27799                  Miami Feet, Inc.                                                                                     92,350
27800                  Stonecrest Feet, Inc.                                                                                71,168
27801                  SAN YSIDRO FEET, INC.                                                                                60,754
27802                  San Antonio Feet, Inc.                                                                               51,300
27803                  Sunrise Feet, Inc.                                                                                   87,607
27804                  The Forum at Olympia Parkway Feet, Inc.                                                              51,569
27805                  Altamonte Springs Feet, Inc.                                                                         50,353
27806                  Galleria Feet, Inc.                                                                                  48,205
27807                  Antioch Feet, Inc.                                                                                      975
27808                  River Ridge Feet, Inc.                                                                               58,056
27809                  Quebec Square Feet, Inc.                                                                             86,221
27810                  Huntsville Feet, Inc.                                                                                58,353
27811                  Market Plaza Feet, Inc.                                                                              74,714
27812                  Memphis Feet, Inc.                                                                                      382
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                                 12,463
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                                18,932
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                                   17,062
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                                    10,673
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                             11,363
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                             7,376

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                                 15,784
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                                    29,323
27821                  MELDISCO K-M MACON, GA., INC.                                                                        18,950
27822                  Southwyck Fan Club, Inc.                                                                                614
27823                  MELDISCO K-M MADISON, N.C., INC.                                                                     12,344
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                                     20,051
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                                   10,129
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                                  45,541
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                                   12,892
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                                10,796
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                               21,698
27830                  MELDISCO K-M LUTZ, FL., INC.                                                                          9,877
27831                  PARKCHESTER FOOTACTION, INC.                                                                         35,797
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                          5,065
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                              23,300
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                                  27,054
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                                   17,017
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                                    18,666
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                                  13,464
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                                    12,223
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                                  59,288
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                                    14,882
27841                  Security Square Mall Footaction, Inc.                                                                23,305
27842                  San Jacinto Footaction, Inc.                                                                         24,636
27843                  Salmon Run Fan Club, Inc.                                                                                 0
27844                  Rockaway Open Country, Inc.                                                                           2,858
27845                  Rivergate Mall Footaction, Inc.                                                                      19,627
27846                  Parmatown Fan Club, Inc.                                                                                  0
27847                  Paterson Main Footaction, Inc.                                                                       22,745
27848                  Southland Terrace Footaction, Inc.                                                                   42,792
27849                  Southland Mall Footaction, Inc.                                                                      27,447
27850                  Providence County Fan Club, Inc.                                                                     31,144
27851                  Post Oak Mall Footaction, Inc.                                                                            0
27852                  Pico Rivera Footaction, Inc.                                                                         25,291
27853                  PHILADELPHIA FOOTACTION, INC.                                                                        39,921
27854                  Permian Mall Footaction, Inc.                                                                        35,901
27855                  Pecanland Mall Footaction, Inc.                                                                      33,615
27856                  Studio Village Footaction, Inc.                                                                      14,173
27857                  Staten Island Fan Club, Inc.                                                                         62,474
27858                  Springfield Mall Footaction, Inc.                                                                    37,158
27859                  Northwoods Mall Footaction, Inc.                                                                      9,520
27860                  Swansea Fan Club, Inc.                                                                                7,518
27861                  Sunrise Footaction, Inc.                                                                             24,231
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                                   11,591
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                                            14,750
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                                  11,674
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                                  16,631
27866                  MELDISCO K-M BATH, N.Y., INC.                                                                        16,561
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                                 47,066
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                                    8,869
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                                   14,496
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                                   12,149
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                                      12,698
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                                           10,350
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                                    12,717
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                                        9,209
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                                    11,174

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                                9,930
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                                       35,145
27878                  MELDISCO K-M GRETNA, LA., INC.                                                                       20,176
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                                  5,538
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                                    21,368
27881                  Summit Place Fan Club, Inc.                                                                          25,513
27882                  Northgate - Seattle Open Country, Inc.                                                               20,631
27883                  North Milwaukee Avenue Footaction, Inc.                                                              16,728
27884                  Newport Center Fan Club, Inc.                                                                        47,018
27885                  Temple Footaction, Inc.                                                                              12,819
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                                10,505
27887                  Media City Fan Club, Inc.                                                                            18,860
27888                  MEMORIAL CITY UPRISE, INC.                                                                           28,475
27889                  Melbourne Square Fan Club, Inc.                                                                      23,828
27890                  Montebello Fan Club, Inc.                                                                            23,199
27891                  Montclair Fan Club, Inc.                                                                              3,842
27892                  Miami International Fan Club, Inc.                                                                   25,860
27893                  Mesilla Valley Mall Footaction, Inc.                                                                 12,221
27894                  Menlo Park Thom McAn, Inc.                                                                           58,398
27895                  Richland Mall Footaction, Inc.                                                                       29,726
27896                  Raleigh Springs Footaction, Inc.                                                                      2,593
27897                  The Landings Footaction, Inc.                                                                        18,338
27898                  Wrigley Marketplace Footaction, Inc.                                                                 23,721
27899                  Eastpoint Mall Footaction, Inc.                                                                      25,234
27900                  Footaction Gulfgate Mall, Inc.                                                                       34,590
27901                  White Marsh Open Country, Inc.                                                                       28,065
27902                  ARLINGTON UPRISE, INC.                                                                               28,813
27903                  Wiregrass Commons Footaction, Inc.                                                                   21,185
27904                  WOODLANDS UPRISE, INC.                                                                               27,685
27905                  JESSAMINE FOOTACTION, INC.                                                                           20,952
27906                  Jefferson Village Footaction, Inc.                                                                    1,611
27907                  Jefferson Footaction, Inc.                                                                           33,792
27908                  Iverson Mall Footaction, Inc.                                                                        22,077
27909                  Hilltop Footaction, Inc.                                                                             45,340
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                                      26,933
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                                      12,554
27912                  MELDISCO K-M MARTELL, CA., INC.                                                                      13,157
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                                13,456
27914                  MELDISCO K-M EUREKA, CA, INC.                                                                        26,485
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                                 26,686
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                                      15,724
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                                    34,876
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                                15,419
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                                           9,288
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                                17,886
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                                      10,948
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                                   25,527
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                                   10,510
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                                  16,265
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                                    17,400
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                                           8,873
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                                      17,108
27928                  MELDISCO K-M NASHUA, NH., INC.                                                                       20,435
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                         8,159
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                                  45,223
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                                     15,677
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                                    23,556

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                                    15,188
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                                     11,094
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                                 14,476
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                                       13,046
27937                  MELDISCO K-M DURHAM, NC., INC.                                                                       16,266
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                                     15,142
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                                           28,033
27940                  MELDISCO K-M FONTANA, CA., INC.                                                                      44,763
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                                           7,659
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                             12,204
27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                                  10,552
27944                  MELDISCO K-M ELKO, NV., INC.                                                                         11,904
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                                           18,890
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                                            14,854
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                                    34,431
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                                30,464
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                                  14,171
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                                      16,933
27951                  MELDISCO K-M MERAUX, LA., INC.                                                                       26,895
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                                     17,794
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                                     241
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                              14,191
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                                 18,899
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                                  23,873
27957                  Eastland-Columbus Footaction, Inc.                                                                   38,850
27958                  Seminary South Footaction, Inc.                                                                      14,759
27959                  Regency Square Footaction, Inc.                                                                      31,230
27960                  Elizabeth Footaction, Inc.                                                                           25,689
27961                  Baton Rouge Footaction, Inc.                                                                         18,767
27962                  Coddingtown Footaction, Inc.                                                                         13,403
27963                  Florin Center Footaction, Inc.                                                                       21,915
27964                  Arsenal Footaction, Inc.                                                                             20,106
27965                  Florida Mall Footaction, Inc.                                                                        41,570
27966                  Bakersfield Footaction, Inc.                                                                         26,555
27967                  Beaver Mall Footaction, Inc.                                                                          6,293
27968                  Woodland Hills Footaction, Inc.                                                                      40,163
27969                  Greenmount Footaction, Inc.                                                                           3,758
27970                  Mccreeless Mall Footaction, Inc.                                                                     29,492
27971                  North Riverside Fan Club, Inc.                                                                       45,941
27972                  Northgate - Durham Footaction, Inc.                                                                  20,042
27973                  Brunswick Square Footaction, Inc.                                                                    11,551
27974                  Burlington Center (N.J.) Footaction, Inc.                                                            29,893
27975                  Colonial Heights Footaction, Inc.                                                                    11,015
27976                  CENTURY FOOTACTION, INC.                                                                             26,693
27977                  Southland-Hayward Footaction, Inc.                                                                   17,879
27978                  Coral Square Footaction, Inc.                                                                        38,373
27979                  Ross Park Mall Footaction, Inc.                                                                       5,611
27980                  Braintree Footaction, Inc.                                                                           24,883
27981                  Belden Footaction, Inc.                                                                               2,133
27982                  Brazos Mall Footaction, Inc.                                                                         19,406
27983                  Granger Footaction, Inc.                                                                             12,291
27984                  Greenbrier Mall Footaction, Inc.                                                                     22,539
27985                  Tacoma Mall Footaction, Inc.                                                                         26,267
27986                  Cheltenham Square Footaction, Inc.                                                                    4,712
27987                  Oxford Valley Mall Footaction, Inc.                                                                  24,705
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                                      6,204
27989                  Southern Park Footaction, Inc.                                                                       23,355

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27990                  Shannon Footaction, Inc.                                                                             13,492
27991                  Pearlridge Footaction, Inc.                                                                          33,578
27992                  Orange Park (FLA.) Footaction, Inc.                                                                  27,735
27993                  Midland Park Footaction, Inc.                                                                        23,482
27994                  Ridgedale Fan Club, Inc.                                                                              7,581
27995                  Peabody Open Country, Inc.                                                                               35
27996                  Chicago Ridge Footaction                                                                              4,910
27997                  Menlo Park Fan Club, Inc.                                                                            28,091
27998                  Merritt Island Footaction. Inc.                                                                           0
27999                  Md., Wheaton Footaction, Inc.                                                                        29,560
28000                  Biltmore Square Footaction, Inc.                                                                        893
28001                  Harlem-Irving Footaction, Inc.                                                                       35,541
28002                  Ingram Park Footaction, Inc.                                                                         27,545
28003                  Macon Mall Footaction, Inc.                                                                          43,357
28004                  Virginia Center Commons Footaction, Inc.                                                             10,522
28005                  Miami Flagler Footaction, Inc.                                                                       13,511
28006                  CT Post Fan Club, Inc.                                                                               12,845
28007                  Covina (Cal.) Footaction, Inc.                                                                       12,266
28008                  Christiana Footaction, Inc.                                                                          53,994
28009                  Manassas Footaction                                                                                  28,453
28010                  Governor's Square Footaction, Inc.                                                                      943
28011                  Sunland Park Footaction, Inc.                                                                         5,148
28012                  Denton Footaction, Inc.                                                                               2,216
28013                  Broadway Footaction, Inc.                                                                             4,540
28014                  Cutler Ridge Mall Footaction, Inc.                                                                   14,491
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                                 29,209
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                                          11,312
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                                 9,021
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                                     11,778
28019                  MELDISCO K-M CANTON, GA., INC.                                                                       16,482
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                                      11,316
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                                 20,545
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                                   14,872
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                                       11,423
28024                  MELDISCO K-M BUFORD, GA., INC.                                                                       23,133
28025                  MELDISCO K-M BURBANK, CA., INC.                                                                      29,105
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                                     15,386
28027                  MELDISCO K-M ATWATER, CA., INC.                                                                      23,296
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                                            59,757
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                                  10,436
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                                   12,804
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                                   19,339
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                              17,333
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                                    11,636
28034                  MELDISCO K-M BUTTE, MT., INC.                                                                        14,569
28035                  MELDISCO K-M CHESTER, VA., INC.                                                                      14,604
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                                  15,352
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                               20,763
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                                15,815
28039                  MELDISCO K-M ANOKA, MN., INC.                                                                        15,149
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                                 19,586
28041                  MELDISCO K-M ARECIBO, PR., INC.                                                                      65,408
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                                17,504
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                                   17,232
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                                   21,591
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                                   10,442
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                                20,434

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                                    18,521
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                                    11,759
28049                  MELDISCO K-M BANNING, CA., INC.                                                                      27,098
28050                  MELDISCO K-M CHESTERTON IND INC                                                                      11,329
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                                      12,848
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                                    8,507
28053                  MELDISCO K-M NEW ALBANY IN INC                                                                       12,998
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                                  19,283
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                                    11,810
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                              17,472
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                                  11,245
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                                    11,934
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                                     12,360
28060                  MELDISCO K-M WARREN, PA., INC.                                                                       10,804
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                                  12,054
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                                  10,237
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                                  6,925
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                                 29,181
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                              13,705
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                                    24,651
28067                  MELDISCO K-M INDIANA, PA., INC.                                                                      10,638
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                                    19,781
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                                      18,795
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                                     16,893
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                              18,936
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                                 13,975
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                                         14,047
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                                       17,613
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                                   7,215
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                                  15,945
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                                      9,748
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                                    11,014
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                                    19,836
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                                  14,623
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                                 32,974
28082                  MELDISCO K-M LODI, N.J., INC.                                                                        34,532
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                                   15,574
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                                      9,991
28085                  MELDISCO K-M CARY, N.C., INC.                                                                        15,430
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                              16,060
28087                  MELDISCO K-M LODI, CA., INC.                                                                         21,435
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                                 23,355
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                                    11,993
28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                                     14,594
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                                 15,101
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                                   14,846
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                                  32,690
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                               14,552
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                                     24,966
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                                 14,793
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                                   10,892
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                             10,038
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                                 8,480
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                                11,958
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                                      13,788
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                                     19,731
28103                  MELDISCO K-M LAYTON, UT., INC.                                                                       23,190

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28104                  MELDISCO K-M JASPER, ALA., INC.                                                                      12,663
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                                           81,599
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                                    14,953
28107                  MELDISCO K-M PINOLE, CA., INC.                                                                       28,355
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                                   21,450
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                                           9,074
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                                      12,856
28111                  MELDISCO K-M AUBURN, CA., INC.                                                                       19,230
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                                    14,953
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                                     22,702
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                                  11,734
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                                  16,157
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                                      8,983
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                                     14,722
28118                  MELDISCO K-M GAS CITY IND INC                                                                        11,365
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                                  16,411
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                                     9,089
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                                 20,128
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                                   12,786
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                                           10,155
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                                 7,595
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                                     12,466
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                                   19,374
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                                       12,227
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                               7,177
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                                       10,525
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                                     14,336
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                                  9,586
28132                  Colonial Feet, Inc.                                                                                  87,245
28133                  Laurel Centre Footaction, Inc.                                                                       29,098
28134                  Irving Footaction, Inc.                                                                              40,185
28135                  Carolina Footaction, Inc.                                                                            10,070
28136                  Canal and Bourbon St. Footaction, Inc.                                                               58,317
28137                  Longview Footaction, Inc.                                                                            26,744
28138                  Bonita Lakes Footaction, Inc.                                                                        39,220
28139                  Augusta Mall Footaction, Inc.                                                                        57,305
28140                  Eatontown Open Country, Inc.                                                                          9,690
28141                  CARY FOOTACTION, INC.                                                                               108,376
28142                  East Towne Mall Footaction, Inc.                                                                     31,917
28143                  Basset Center Footaction, Inc.                                                                        7,287
28144                  Raceway Fan Club, Inc.                                                                                9,368
28145                  Carousal Center Footaction, Inc.                                                                     54,198
28146                  Colonial Park Footaction, Inc.                                                                        3,386
28147                  Avenida Norte Footaction, Inc.                                                                            0
28148                  Bradley Square Footaction, Inc.                                                                         401
28149                  DEPTFORD FOOTACTION, INC.                                                                            29,656
28150                  Eastridge Mall Footaction, Inc.                                                                      36,608
28151                  Trumbull Park Fan Club, Inc.                                                                         42,723
28152                  Southpark Footaction, Inc.                                                                                0
28153                  Valley Hills Footaction, Inc.                                                                        10,387
28154                  West Oaks Footaction, Inc.                                                                           45,199
28155                  Northwest Footaction, Inc.                                                                           36,041
28156                  Village Mall Footaction, Inc.                                                                        19,845
28157                  Vintage Faire Footaction, Inc.                                                                       46,226
28158                  Redondo Beach Footaction, Inc.                                                                       11,507
28159                  River Ridge Mall Footaction, Inc.                                                                     9,395
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                         10,247

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                                          38,898
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                                            24,627
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                                 13,275
28164                  MELDISCO K-M AURORA, COLO., INC.                                                                     55,702
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                              29,997
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                                            25,617
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                                26,603
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                             24,160
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                                         12,451
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                                14,927
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                             23,215
28172                  Eastgate Footaction, Inc.                                                                             2,997
28173                  Dolphin Mall Footaction, Inc.                                                                        35,963
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                                 33,157
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                                     29,836
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                                      18,950
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                                    55,576
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                                          28,050
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                                31,574
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                                    17,949
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                                          80,107
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                             47,979
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                                           74,658
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                                    24,627
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                             29,065
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                                        27,745
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                                        39,959
28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                               32,116
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                                         25,566
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                                 16,038
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                                            16,085
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                                     25,705
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                                            29,530
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                                            20,875
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                                          19,981
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                            38,190
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                                        31,251
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                                18,217
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                            20,421
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                                         34,912
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                             16,431
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                                          40,284
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                                         60,240
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                                         29,273
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                                17,055
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                                          26,632
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                                           62,093
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                                       87,931
28209                  MELDISCO K-M BRANSON, MO., INC.                                                                      26,418
28210                  MELDISCO K-M BISHOP, CA., INC.                                                                       21,250
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                                       18,664
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                                     22,476
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                             43,432
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                                 20,217
28215                  MELDISCO K-M BEDFORD IND INC                                                                          9,126
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                                      80,651
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                                     22,105

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                               16,961
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                                           41,325
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                             20,343
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                                 11,107
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                                    27,505
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                                     42,115
28224                  MELDISCO K-M AMES, IOWA, INC.                                                                        14,567
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                                      13,804
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                                    15,731
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                                  19,612
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                                   28,132
28229                  Lakeforest Fan Club, Inc.                                                                             7,977
28230                  Hanford Fan Club, Inc.                                                                               24,774
28231                  Greece Town Mall Fan Club, Inc.                                                                      17,506
28232                  Fox Valley Footaction, Inc.                                                                           2,569
28233                  Boulevard Mall Fan Club, Inc.                                                                        10,278
28234                  Harrisburg East Footaction, Inc.                                                                     32,420
28235                  Hattisburg Footaction, Inc.                                                                          22,582
28236                  Haywood Footaction, Inc.                                                                             22,897
28237                  Hulen Footaction, Inc.                                                                               13,456
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                                   45,305
28239                  Regency Square Footaction, Inc.                                                                       7,230
28240                  Serramonte Footaction, Inc.                                                                          84,137
28241                  Park City Footaction, Inc.                                                                            7,394
28242                  Prince George's Footaction, Inc.                                                                     11,521
28243                  Prien Lake Footaction, Inc.                                                                           9,930
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                                      523
28245                  Palm Beach Footaction, Inc.                                                                          40,370
28246                  Ocala Footaction, Inc.                                                                                8,579
28247                  Oxmoor Center Footaction, Inc                                                                         2,745
28248                  Cortana Footaction, Inc.                                                                             24,790
28249                  Emerald Square Footaction, Inc.                                                                      18,384
28250                  Fairlane Footaction, Inc.                                                                            69,767
28251                  Oakwood Footaction, Inc.                                                                             39,259
28252                  Cherry Hill Footaction, Inc.                                                                         34,635
28253                  Cloverleaf Footaction, Inc.                                                                           7,290
28254                  Coronado Center Footaction, Inc.                                                                      8,301
28255                  PLaza del Caribe Footaction, Inc.                                                                    21,801
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                                         26,699
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                                    22,615
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                                 16,984
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                                 47,457
28260                  MELDISCO K-M HOUMA, LA., INC.                                                                        17,467
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                                    13,503
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                                    22,468
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                                            23,331
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                                    27,337
28265                  MELDISCO K-M POCATELLO, INC.                                                                         14,282
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                                    18,430
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                                  26,242
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                                    36,052
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                                18,976
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                             13,176
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                                   12,024
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                                     23,343
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                                  20,383
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                                12,803

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                               21,164
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                                      11,272
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                             20,404
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                                    10,394
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                               23,560
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                                  11,200
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                                21,514
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                                  9,850
28283                  MELDISCO K-M WARSAW IND INC                                                                          14,321
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                                    15,460
28285                  MELDISCO K-M ELWOOD IND INC                                                                           9,225
28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                                    12,814
28287                  MELDISCO K-M OLATHE, KS., INC.                                                                       15,017
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                                 10,830
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                                     14,512
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                                  9,536
28291                  MELDISCO K-M ENOLA, PA., INC.                                                                        11,405
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                                  16,235
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                               15,561
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                                            22,864
28295                  MELDISCO K-M WICHITA, KS., INC.                                                                      14,544
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                                        16,015
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                                  12,298
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                                 10,051
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                                     7,014
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                                    21,199
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                                     26,767
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                                    7,162
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                              15,536
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                                      23,550
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                                           25,921
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                                         15,336
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                                            36,736
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                                         45,194
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                                          27,607
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                           29,824
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                                          16,002
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                            17,272
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                                            31,073
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                                           17,686
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                                40,551
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                                         29,102
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                                 33,858
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                                         47,063
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                                            19,156
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                                            29,036
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                                           31
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                             22,134
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                                13,143
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                                           27,281
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                                       18,984
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                                           16,074
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                              28,646
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                                     22,663
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                                 13,356
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                                            18,197
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                                         23,844

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                                           25,752
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                                  12,606
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                                     13,737
28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                                           27,204
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                                            30,132
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                                       25,791
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                                           23,832
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                                           24,941
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                                         12,786
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                                9,220
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                             18,498
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                                 19,125
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                                          21,633
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                               40,713
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                                 22,601
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                                        17,673
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                             16,830
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                                23,837
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                                  25,285
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                                    23,022
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                            15,453
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                               25,308
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                                          30,171
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                                  16,567
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                             30,997
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                                         10,454
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                             20,644
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                             11,208
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                                    19,843
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                                   26,506
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                                    11,972
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                                   18,824
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                                  13,605
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                               21,219
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                                     41,779
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                                   13,746
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                                    63,214
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                                 14,703
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                                23,061
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                                    21,964
28372                  MELDISCO K-M RIPON, WI., INC.                                                                         9,934
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                                   19,539
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                                15,254
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                                    9,599
28376                  MELDISCO K-M WISE, VA., INC.                                                                         16,063
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                                   16,615
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                                     10,965
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                                  18,224
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                                     11,906
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                                            17,397
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                                            25,045
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                                     12,206
28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                               14,289
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                                  16,401
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                                 17,248
28387                  MELDISCO K-M ST. JOSEPH, MO., INC.                                                                   10,868
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                                   11,127

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                              21,707
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                                   15,041
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                                  13,931
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                               14,103
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                                     13,193
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                                 8,851
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                                           25,461
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                                     11,609
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                                   18,675
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                                23,112
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                                     30,109
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                                     42,580
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                                   22,702
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                                    8,238
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                                         61,767
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                                            14,109
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                                    12,064
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                                    19,266
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                                  15,067
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                                     26,611
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                                43,600
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                               32,722
28411                  MELDISCO K-M KENT, WASH., INC.                                                                       27,963
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                                     17,744
28413                  MELDISCO K-M GONZALES, LA., INC.                                                                     18,063
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                                      16,947
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                            12,612
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                                    219
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                                           333
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                                          19,064
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                            11,837
28420                  Highland Mall Footaction, Inc.                                                                       36,665
28421                  Military Circle Footaction, Inc.                                                                     33,190
28422                  Mall of Abilene Footaction, Inc.                                                                     39,007
28423                  Santurce Footaction, Inc.                                                                            10,887
28424                  Sikes Center Footaction, Inc                                                                          2,526
28425                  Newburgh Mall Footaction, Inc.                                                                       27,654
28426                  Newport City Thom McAn, Inc                                                                          54,407
28427                  Marquette Mall Footaction, Inc.                                                                         398
28428                  Granite Run Fan Club, Inc.                                                                           39,216
28429                  Gadsden Mall Footaction, Inc.                                                                             0
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                              613
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                                       312
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                               30,639
28433                  Georgia Square Footaction, Inc.                                                                      10,255
28434                  Great Northwest Footaction, Inc.                                                                      1,049
28435                  Hamilton Place Footaction, Inc.                                                                      16,165
28436                  Sharpstown Center Footaction, Inc.                                                                   62,479
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                                 29,541
28438                  Great Mall Footaction, Inc.                                                                           3,745
28439                  Mall Del Norte Footaction, Inc.                                                                      11,475
28440                  Valle Vista Footaction, Inc.                                                                            113
28441                  Metro North Footaction, Inc.                                                                         16,070
28442                  Natick Mall Footaction, Inc.                                                                          4,924
28443                  North East Footaction, Inc.                                                                          31,874
28444                  Independence Center Footaction, Inc.                                                                 27,241
28445                  West Oaks Footaction, Inc.                                                                           36,277

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28446                  South Plains Footaction, Inc.                                                                        14,684
28447                  Southlake Mall Footaction, Inc.                                                                      58,568
28448                  Tucson Mall Footaction, Inc.                                                                         19,537
28449                  Town East Footaction, Inc.                                                                           87,355
28450                  University Footaction, Inc.                                                                          52,748
28451                  Solomon Pond Footaction, Inc.                                                                           827
28452                  Warner Robins Galleria Footaction, Inc.                                                              20,852
28453                  Carolina East Footaction, Inc.                                                                       16,856
28454                  Camp Wisdom Footaction, Inc.                                                                            848
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                          5,179
28456                  Capital Footaction, Inc.                                                                              3,990
28457                  Boynton Beach Footaction, Inc.                                                                       27,074
28458                  Annapolis Mall Footaction, Inc.                                                                      10,966
28459                  Citadel Mall Footaction, Inc.                                                                        11,544
28460                  Steamtown Footaction, Inc.                                                                           15,937
28461                  St. Clair FootAction, Inc.                                                                           44,394
28462                  Pasadena Towne Square Footaction, Inc.                                                               20,210
28463                  Mt. Berry Square Footaction, Inc,                                                                    19,468
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                           6,778
28465                  Tyrone Square Footaction, Inc.                                                                       18,181
28466                  OAK HOLLOW FOOTACTION, INC.                                                                          34,375
28467                  Mall at 163rd St. Footaction, Inc.                                                                   47,312
28468                  Northgate Footaction, Inc.                                                                                0
28469                  Magnolia Mall Footaction, Inc.                                                                       52,134
28470                  Columbia Center Footaction, Inc.                                                                     10,790
28471                  FOUR SEASONS FOOTACTION, INC.                                                                        25,661
28472                  Greenspoint Footaction, Inc.                                                                         22,263
28473                  Gulf View Square Footaction Inc.                                                                      7,188
28474                  Golden East Crossing Footation, Inc.                                                                 30,738
28475                  Hudson Mall Footaction, Inc.                                                                         19,862
28476                  Spring Hill Footaction, Inc.                                                                          5,702
28477                  Taylor Township Footaction, Inc                                                                      25,112
28478                  Broward Mall Footaction, Inc.                                                                        36,125
28479                  Fairgrounds Sq. Footaction, Inc.                                                                     15,670
28480                  Oak Park Footaction, Inc.                                                                            14,302
28481                  Kenner Footaction, Inc.                                                                              49,998
28482                  Old Hickory Mall Footaction, Inc.                                                                    37,541
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                                        0
28484                  W. Mifflin Footaction, Inc.                                                                          29,952
28485                  Lakeland Square Footaction, Inc.                                                                     16,438
28486                  Westgate Mall Footaction, Inc.                                                                       62,261
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                                    12,894
28488                  Anderson Footaction, Inc.                                                                            11,586
28489                  MELDISCO K-M PROVO, UT., INC.                                                                        14,489
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                              22,116
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                                  26,490
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                                       9,386
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                                      17,976
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                              10,345
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                                      18,289
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                               47,773
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                                           20,451
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                                   22,584
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                                     28,964
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                              9,751
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                                     30,007
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                                    22,505

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                                  12,193
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                                     23,558
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                               12,856
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                               10,868
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                               18,077
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                            12,646
28509                  MELDISCO K-M HUNTINGTON IND INC                                                                      10,606
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                                  19,613
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                                     14,943
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                                   22,315
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                                      13,487
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                                     13,556
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                                       12,224
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                              13,383
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                               18,680
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                                    14,313
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                                     14,752
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                                   15,166
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                                   22,633
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                                    64,730
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                                  19,967
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                                    16,388
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                                13,806
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                                      14,426
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                                   20,899
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                                   29,804
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                               17,416
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                                  11,551
28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                                    25,539
28532                  MELDISCO K-M HELENA, MONT., INC.                                                                     10,455
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                                   33,278
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                              14,096
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                            11,999
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                                 20,479
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                                         13,032
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                            20,717
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                                          28,653
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                                          16,056
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                                            21,435
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                                          14,344
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                             16,961
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                                8,592
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                                        14,755
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                            17,068
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                                           21,645
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                                            14,246
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                                          50,840
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                                23,210
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                                            9,052
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                                16,593
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                                           28,531
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                                  40,694
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                             30,106
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                                         22,884
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                                    150,093
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                               20,875
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                                            25,942

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                                     28,600
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                                14,518
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                                         11,843
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                                            19,712
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                                     23,829
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                                     40,068
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                                12,304
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                                     23,116
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                                         26,459
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                                           22,047
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                                           12,729
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                               20,678
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                             20,910
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                               18,467
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                            16,432
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                                            27,599
28576                  MILES MELDISCO K-M DENVER, INC.                                                                      20,657
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                            35,959
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                                 35,898
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                                  26,331
28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                              55,398
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                               17,687
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                              18,354
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                              13,325
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                                 21,194
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                                   8,169
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                               10,936
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                            21,293
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                               19,036
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                                 17,275
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                                         15,098
28591                  MELDISCO K-M ST. AUGUSTINE, FLA., INC.                                                               11,229
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                                     16,828
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                                14,433
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                               21,061
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                                      32,213
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                                   16,742
28597                  MELDISCO K-M SAYRE, PA., INC.                                                                        18,426
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                                12,424
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                                    11,400
28600                  MELDISCO K-M LA PORTE IND INC                                                                        13,922
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                                 28,038
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                                24,736
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                                   17,295
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                                           15,202
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                                    9,549
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                               29,923
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                                 16,735
28608                  MELDISCO K-M HERNDON, VA., INC.                                                                      27,888
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                                    22,866
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                                 23,311
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                                    9,865
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                                   17,314
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                                  16,770
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                              17,778
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                                      23,752
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                                  20,844

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28617                  MELDISCO K-M BERWICK, PA., INC.                                                                      15,275
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                               43,435
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                                   18,750
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                              9,321
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                                    28,857
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                                    17,093
28623                  MELDISCO K-M AUGUSTA, MAINE, INC.                                                                    18,770
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                                   10,532
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                               27,241
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                                    15,381
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                                  40,528
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                                     8,659
28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                                    33,296
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                                    15,292
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                                   12,353
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                                 23,500
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                                35,523
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                            16,445
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                                  11,074
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                            11,713
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                                    10,112
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                                    12,473
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                                     6,897
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                                    18,274
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                                   16,877
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                                       11,815
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                                  18,016
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                                      10,839
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                                   23,567
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                                    10,936
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                                   9,670
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                                  44,611
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                                   20,230
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                              14,744
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                                  18,165
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                                           16,221
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                                 15,915
28654                  MELDISCO K-M WINONA, MINN., INC.                                                                     11,861
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                                     14,027
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                               11,110
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                                   8,753
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                               35,755
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                                 12,333
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                                    15,623
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                                     11,532
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                                   19,632
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                                     10,527
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                              38,872
28665                  MELDISCO K-M ALMA, MICH., INC.                                                                        9,627
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                              10,417
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                                     80,623
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                                 12,350
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                                38,994
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                                     47,478
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                                     30,585
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                                 28,465
28673                  MELDISCO K-M KEARNS, UT., INC.                                                                       18,455

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                                 7,791
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                               37,694
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                                     13,409
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                                   7,520
28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                                    14,704
28679                  MELDISCO K-M BROWNSBURG IN INC                                                                       11,428
28680                  MELDISCO K-M CODY, WY., INC.                                                                          7,845
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                                  15,454
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                                 12,313
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                                     22,902
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                                       9,381
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                                   19,721
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                                   15,091
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                              26,162
28688                  MELDISCO K-M CLINTON, MD., INC.                                                                      15,707
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                                 13,651
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                                   6,166
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                                   8,197
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                                            16,792
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                                  17,962
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                                 17,180
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                                  12,392
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                                       33,100
28697                  MELDISCO K-M VINCENNES IND INC                                                                        9,767
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                                        70,149
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                                     9,589
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                                    11,580
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                                  21,594
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                                           14,462
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                                           14,068
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                              20,885
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                                     8,502
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                                 19,294
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                                 15,178
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                                  33,335
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                                    30,589
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                                           39,910
28711                  MELDISCO K-M GREENWOOD IND INC                                                                       17,226
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                                20,727
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                                 13,324
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                                   16,072
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                                            25,396
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                             19,169
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                                        55,053
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                               16,118
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                                 14,206
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                                 14,147
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                                16,376
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                              18,107
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                                 16,610
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                                  10,228
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                                  24,385
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                            25,202
28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                               22,724
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                                  9,970
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                                   36,216
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                                    15,807

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                                18,485
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                                  16,227
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                                    17,891
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                                 16,378
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                                           17,327
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                                  36,676
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                                    28,263
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                             15,040
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                              36,316
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                            13,296
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                                  16,165
28742                  MELDISCO K-M MERRILLVILLE INC                                                                        20,184
28743                  MELDISCO K-M OREM UTAH, INC.                                                                         15,657
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                                            27,885
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                                  17,683
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                                11,748
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                               9,113
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                                     33,267
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                                   11,375
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                                     14,624
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                                    13,134
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                                      14,941
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                                       21,381
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                                    17,981
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                                    30,461
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                                 11,069
28757                  MELDISCO K-M SAUGAS, MASS., INC.                                                                     46,155
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                                            20,466
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                               18,127
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                                  7,926
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                                    25,498
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                                   17,629
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                                18,091
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                                        20,607
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                             12,842
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                                23,024
28767                  MELDISCO K-M NAPLES, FLA., INC                                                                       12,697
28768                  MELDISCO K-M NAMPA, ID., INC.                                                                        18,217
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                                 46,720
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                                         22,947
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                                  11,571
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                                  10,978
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                                     5,835
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                                      33,216
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                              34,425
28776                  MELDISCO K-M MARLTON, N.J., INC.                                                                     11,807
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                                     23,778
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                             25,021
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                                11,753
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                                      22,233
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                                50,823
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                                25,642
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                                21,838
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                                      17,179
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                                 20,959
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                                      17,418
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                                21,367

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                                  20,930
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                                     31,098
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                               12,551
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                                    18,428
28792                  MELDISCO K-M UTICA, MICH., INC.                                                                      16,143
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                              23,513
28794                  MELDISCO K-M VERNON, CONN., INC.                                                                     42,763
28795                  MELDISCO K-M VENICE, FLA., INC.                                                                      10,417
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                                  11,821
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                                 20,578
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                                30,440
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                                    20,097
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                                  31,972
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                                      16,134
28802                  MELDISCO K-M TIFTON, GA., INC.                                                                       10,931
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                                  20,735
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                                      16,677
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                                 22,542
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                               26,729
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                                  8,838
28808                  MELDISCO K-M PERU IND INC                                                                             9,999
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                                   53,129
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                                    17,894
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                                    17,349
28812                  MELDISCO K-M READING, PA., INC.                                                                      17,544
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                                22,326
28814                  MELDISCO K-M PASADENA, MD., INC.                                                                     16,540
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                               10,823
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                                      16,226
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                                10,422
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                                    24,514
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                                   21,778
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                                    21,749
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                               16,192
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                                     12,053
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                                   21,310
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                              487
28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                           46,535
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                                  21,959
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                                 26,698
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                                   17,986
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                                          29,630
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                                        24,905
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                              16,797
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                                           24,619
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                                   16,101
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                                  18,860
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                                          23,295
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                                            0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                            12,530
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                                         14,427
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                              12,711
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                              17,188
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                             91,905
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                              11,822
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                                        18,042
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                                           12,245

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                                         69,472
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                                        18,343
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                                          11,431
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                                           24,438
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                                 21,563
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                        39,936
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                                          24,716
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                               23,345
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                              16,598
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                                            61,538
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                             23,258
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                             45,397
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                             36,573
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                              22,052
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                          26,289
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                                     17,148
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                                 21,968
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                               23,336
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                            11,699
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                                          12,195
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                              25,962
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                                            10,999
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                            13,287
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                            15,101
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                                           10,511
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                            17,277
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                               17,567
28872                  Gurnee Mills Fan Club, Inc.                                                                          15,529
28873                  Hickory Hollow Mall Footaction, Inc.                                                                 28,065
28874                  Hickory Ridge Mall Footaction, Inc.                                                                  24,914
28875                  Highland Park Footaction, Inc.                                                                       15,720
28876                  Hamtramck Footaction, Inc.                                                                           13,236
28877                  Hallwood Footaction, Inc.                                                                            26,652
28878                  Hamilton Fan Club, Inc.                                                                              35,560
28879                  Tyler Mall Fan Club, Inc.                                                                            21,584
28880                  Upper Darby Footaction, Inc.                                                                         22,642
28881                  GETTY SQUARE FOOTACTION, INC.                                                                        18,967
28882                  Grand Boulevard Footaction, Inc.                                                                      4,830
28883                  Grand Rapids Footaction, Inc.                                                                         5,335
28884                  Greenbriar Mall Footaction, Inc.                                                                     52,349
28885                  Forest Hills Footaction, Inc.                                                                        14,538
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                                    25,955
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                                      30,505
28888                  Eastridge Fan Club, Inc.                                                                             38,891
28889                  The Meadows Fan Club, Inc.                                                                           44,423
28890                  The Village Footaction, Inc.                                                                         22,107
28891                  Tower Center Footaction, Inc.                                                                        26,832
28892                  Treasure Coast Mall Footaction, Inc.                                                                 10,962
28893                  Troy Footaction, Inc.                                                                                38,053
28894                  Tukwila Open Country, Inc.                                                                                0
28895                  Ladera Center Footaction, Inc.                                                                       30,411
28896                  LAFAYETTE FOOTACTION, INC.                                                                            6,680
28897                  Lakewood Fan Club, Inc.                                                                              37,641
28898                  Lee Harvard Footaction, Inc.                                                                          1,414
28899                  Leominster Fan Club, Inc.                                                                             5,047
28900                  Lincoln Park Footaction, Inc.                                                                        25,092
28901                  Lloyd Center Fan Club, Inc.                                                                          32,257

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28902                  Mall @ Barnes Crossing Footaction, Inc.                                                              30,899
28903                  Macomb Mall Footaction, Inc.                                                                         22,681
28904                  Mall De Aguilas Footaction, Inc.                                                                      7,510
28905                  MARKET CENTER FOOTACTION, INC.                                                                       30,524
28906                  Marketplace at Hollywood Footaction, Inc.                                                            47,529
28907                  Quaker Bridge Open Country, Inc.                                                                     29,471
28908                  Fresno Fan Club, Inc.                                                                                27,858
28909                  Freedom Mall Footaction, Inc.                                                                        30,198
28910                  Sunbury Footaction, Inc.                                                                                936
28911                  Sawgrass Fan Club, Inc.                                                                              30,923
28912                  Padre Footaction, Inc.                                                                               11,465
28913                  Vista Ridge Mall Footaction, Inc.                                                                     2,460
28914                  Washington Street Fan Club, Inc.                                                                     67,338
28915                  WEST END MALL FOOTACTION, INC.                                                                       27,540
28916                  Westgate Fan Club, Inc.                                                                              24,518
28917                  Westland-Haileah Fan Club, Inc.                                                                      32,194
28918                  Killeen Mall Footaction, Inc.                                                                        18,854
28919                  Kings Plaza Fan Club, Inc.                                                                          102,865
28920                  Lawndale Plaza Footaction, Inc.                                                                      19,793
28921                  Dallas Galleria Footaction, Inc.                                                                        135
28922                  Ala Moana Footaction, Inc.                                                                           11,060
28923                  Del Amo Fan Club, Inc.                                                                               18,274
28924                  Dartmouth Fan Club, Inc.                                                                             11,984
28925                  Fairfield Commons Fan Club, Inc.                                                                      6,913
28926                  Cross County (N.Y.) Fan Club, Inc.                                                                   86,776
28927                  Chula Vista Fan Club, Inc.                                                                           32,325
28928                  Alexandria Mall Footaction, Inc.                                                                     32,129
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                                   21,122
28930                  Crossgates Fan Club, Inc.                                                                                 0
28931                  Square One Footaction, Inc.                                                                          41,387
28932                  Southridge Footaction, Inc.                                                                          46,707
28933                  Southland Mall Footaction, Inc.                                                                      19,954
28934                  Solano Footaction, Inc.                                                                              28,909
28935                  West Towne Footaction, Inc.                                                                          16,754
28936                  Fiesta Footaction, Inc.                                                                               7,349
28937                  Bel-Air Center Footaction, Inc.                                                                      28,181
28938                  Bel Air Mall Footaction, Inc.                                                                        21,180
28939                  West Ridge Footaction, Inc.                                                                           3,022
28940                  Deptford Open Country, Inc.                                                                          28,718
28941                  Desoto Square Mall Footaction, Inc.                                                                  23,661
28942                  Dover Mall Footaction, Inc.                                                                          19,689
28943                  Chatham Ridge Footaction, Inc.                                                                       31,168
28944                  Cielo Vista Mall Footaction, Inc.                                                                    11,730
28945                  San Leandro Footaction, Inc.                                                                         29,055
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                               35,350
28947                  Ford City Footaction, Inc.                                                                           25,165
28948                  Gentilly Woods Footaction, Inc.                                                                      21,213
28949                  Carson Mall Fan Club, Inc.                                                                           30,927
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                           25,690
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                             1,158
28952                  Seatac Footaction, Inc.                                                                                   4
28953                  Westgate Footaction, Inc.                                                                            17,944
28954                  Randall Park Footaction, Inc.                                                                        25,299
28955                  Riverchase Footaction, Inc.                                                                          10,011
28956                  Rimrock Footaction, Inc.                                                                                  0
28957                  Central City Mall Fan Club, Inc.                                                                          0
28958                  Animas Mall Footaction, Inc.                                                                         23,481

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28959                  Aventura Fan Club, Inc.                                                                              20,433
28960                  Fair Oaks Footaction, Inc.                                                                           37,050
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                                   10,294
28962                  Eastfield Open Country, Inc.                                                                         10,200
28963                  Coventry Mall Fan Club, Inc.                                                                          4,579
28964                  Cordova Mall Footaction, Inc.                                                                         2,980
28965                  Bannister Mall Footaction, Inc.                                                                           0
28966                  Carlsbad Fan Club, Inc.                                                                              33,705
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                                      17,819
28968                  Canterbury Square Footaction, Inc.                                                                   13,329
28969                  Cambridge Galleria Fan Club, Inc.                                                                    29,895
28970                  Broad Street Footaction, Inc.                                                                        53,720
28971                  Bossier Mall Footaction, Inc.                                                                        17,885
28972                  Bonita Fan Club, Inc.                                                                                32,956
28973                  Bay Plaza Footaction, Inc                                                                            66,175
28974                  164 North Star Mall Footaction, Inc.                                                                 51,664
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                              27,326
28976                  83 Central Mall Footaction, Inc.                                                                     23,807
28977                  63rd & Western Footaction, Inc.                                                                      16,703
28978                  34TH STREET FOOTACTION, INC.                                                                         73,212
28979                  1162 Valla Linda Mall Footaction, Inc.                                                               30,726
28980                  305 Northline Mall Footaction, Inc.                                                                  68,623
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                                    14,051
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                                     18,720
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                                     19,613
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                                  20,962
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                                   36,649
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                                   16,676
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                                  15,178
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                                      25,251
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                                    12,685
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                                 23,469
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                               14,220
28992                  MELDISCO K-M BURTON, MICH., INC.                                                                     20,241
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                                  19,840
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                                  19,116
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                                  11,665
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                                   13,206
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                                 24,362
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                                        28,030
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                                    17,951
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                                 20,161
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                                     23,188
29002                  MELDISCO K-M IRMO, S.C., INC.                                                                        10,127
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                                      11,076
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                                      17,493
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                                    17,056
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                                          13,128
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                                    10,673
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                                   52,997
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                                  9,062
29010                  MELDISCO K-M IONIA, MICH., INC.                                                                      15,711
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                                     18,375
29012                  MELDISCO K-M HOLMES, PA., INC.                                                                       27,397
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                                    25,242
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                                       8,413
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                                    17,906

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                                  15,885
29017                  MELDISCO K-M JACKSON, WY., INC.                                                                      19,701
29018                  MELDISCO K-M IWILEI, HI., INC.                                                                       47,557
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                                    17,923
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                             27,898
29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                                    15,823
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                                   57,589
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                                    66,191
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                                    12,718
29025                  MELDISCO K-M LENEXA, KS., INC.                                                                        9,572
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                                      22,841
29027                  MELDISCO K-M INDIO, CA., INC.                                                                        44,841
29028                  MELDISCO K-M PARADISE, CA., INC.                                                                     21,470
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                                    12,667
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                                    29,103
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                                 7,666
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                                    12,908
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                                 7,190
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                                   14,038
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                                   17,411
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                                   47,815
29037                  MELDISCO K-M KEARNY, MO., INC.                                                                        9,380
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                                75,331
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                                    20,103
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                                           17,879
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                                      19,756
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                              46,488
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                                   16,390
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                                     8,487
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                                   15,490
29046                  MELDISCO K-M EASTON, PA., INC.                                                                       23,042
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                                    16,966
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                                      20,962
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                                 73,991
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                                    9,210
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                                      8,943
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                            11,889
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                                       30,224
29054                  MELDISCO K-M BOONE, N.C., INC.                                                                       10,771
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                               10,252
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                                      6,532
29057                  MELDISCO K-M PALMER, MASS., INC.                                                                     18,911
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                                 11,508
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                                     11,842
29060                  MELDISCO K-M RATON, N. M., INC.                                                                       8,950
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                                  16,369
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                               13,836
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                                    9,807
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                                    0
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                                8,600
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                                      19,831
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                               5,321
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                                    19,432
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                                      28,162
29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                                   14,636
29071                  MELDISCO K-M NATIONAL RD IND INC                                                                     12,672
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                                   19,802

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29073                  MELDISCO K-M AVENEL, N.J., INC.                                                                      38,095
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                                      20,425
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                                    8,102
29076                  MELDISCO K-M CORBIN, KY., INC.                                                                       19,106
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                               50,029
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                                          15,772
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                             20,857
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                                            19,151
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                                           21,075
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                                          22,363
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                                           15,898
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                                         27,810
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                           37,560
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                                 25,422
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                                      27,276
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                                      27,695
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                                            18,245
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                                     33,215
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                                   20,297
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                                          26,879
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                                          16,308
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                                           12,618
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                                           13,300
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                               24,658
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                                        37,724
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                                            27,120
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                                   62,766
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                                 28,300
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                                    24,058
29102                  Tri-County Footaction, Inc.                                                                          34,915
29103                  Northland Center Footaction, Inc.                                                                    17,574
29104                  Pembroke Lakes Footaction, Inc.                                                                      28,873
29105                  Harper Woods FootAction, Inc.                                                                        43,036
29106                  Western Hills Footaction, Inc.                                                                       27,185
29107                  Columbia Mall Footaction, Inc.                                                                       23,371
29108                  Cumberland Footaction, Inc.                                                                          26,131
29109                  Santa Anita Fan Club, Inc.                                                                           10,434
29110                  South Shore Footaction, Inc.                                                                         65,021
29111                  Kenwood Footaction, Inc.                                                                             27,840
29112                  Columbus Mall Footaction, Inc.                                                                       20,001
29113                  Crossroads FootAction, Inc.                                                                          35,222
29114                  Northgate Footaction, Inc.                                                                           31,686
29115                  Great Northern Open Country, Inc.                                                                        84
29116                  Merced Mall Footaction, Inc.                                                                         23,321
29117                  Montgomery Mall Footaction, Inc.                                                                     21,254
29118                  Ingleside Open Country, Inc.                                                                            188
29119                  North Shore Footaction, Inc.                                                                         28,937
29120                  Homiguero Footaction, Inc                                                                            12,307
29121                  Northwest Mall Footaction, Inc.                                                                      31,824
29122                  Oglethorpe Footaction, Inc.                                                                          13,773
29123                  Charleston Footaction, Inc.                                                                          15,885
29124                  First Colony Footaction, Inc                                                                         26,336
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                                     35,500
29126                  San Angelo Footaction, Inc.                                                                           3,846
29127                  San Cados Footaction, Inc.                                                                           19,734
29128                  Rolling Acres Open Country, Inc.                                                                     26,988
29129                  River Falls Footaction, Inc.                                                                              6

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29130                  Grand Avenue Footaction, Inc.                                                                        29,717
29131                  Glendale Center Footaction, Inc.                                                                     28,028
29132                  Dedham Mall Fan Club, Inc.                                                                           30,799
29133                  Lynnwood Footaction, Inc.                                                                             2,766
29134                  Metrocenter Mall Footaction, Inc.                                                                    50,631
29135                  Green Acres Open Country, Inc.                                                                       39,567
29136                  Roosevelt Field Open Country, Inc.                                                                   32,687
29137                  Hickory Point Footaction, Inc.                                                                       35,155
29138                  Fort Steuben Mall Footaction, Inc.                                                                    2,403
29139                  Eagle Rock Plaza Footaction, Inc.                                                                    25,163
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                                       9,703
29141                  MELDISCO K-M LONDON, KY., INC.                                                                       13,684
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                                 79,834
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                               17,095
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                                         72,095
29145                  Midway Mall Footaction, Inc.                                                                          3,790
29146                  Mainland Mall Footaction, Inc.                                                                       10,388
29147                  N. County Fair (CA) Footaction, Inc.                                                                  2,719
29148                  Deerbrook Mall Footaction, Inc.                                                                      24,420
29149                  Jacksonville Mall Footaction, Inc.                                                                   24,728
29150                  River Center Footaction, Inc.                                                                         9,867
29151                  Rio Piedras Footaction, Inc.                                                                              0
29152                  Lufkin Mall Footaction                                                                               19,806
29153                  Boulevard Mall Footaction, Inc.                                                                      29,954
29154                  Mondawmin Footaction, Inc.                                                                           44,358
29155                  Mall of America Footaction, Inc.                                                                        974
29156                  Coliseum-Hampton Footaction, Inc.                                                                    17,333
29157                  Pine Bluff Footaction, Inc.                                                                          20,709
29158                  Galleria at Sunset Footaction, Inc.                                                                   2,089
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                                    68,923
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                                      12,676
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                                      12,447
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                                   14,222
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                                    21,889
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                                    15,846
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                                 15,470
29166                  MELDISCO K-M CENTRE, AL., INC.                                                                       11,444
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                                       37,763
29168                  MELDISCO K-M CARLISLE, PA., INC.                                                                     15,704
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                                   20,360
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                                     14,501
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                                     24,680
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                             26,514
29173                  MELDISCO K-M DEMING, N.M. INC.                                                                       11,196
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                              22,503
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                               13,043
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                              16,491
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                                  18,005
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                                   21,629
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                                 14,849
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                               25,464
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                                     23,129
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                                      18,536
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                                         46,488
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                                            38,051
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                                      13,043
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                                            20,027

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                                           35,363
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                                 22,331
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                                 31,204
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                              18,447
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                                       14,549
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                              10,662
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                                    63,659
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                                       32,561
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                                           18,063
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                                   29,307
29197                  MILES MELDISCO K-M TEAL IND INC                                                                      21,744
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                               12,526
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                                      17,526
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                              47,030
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                              21,445
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                                            28,200
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                                          10,876
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                             6,264
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                                12,775
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                                            17,496
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                                       13,466
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                                       18,285
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                             11,731
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                              12,853
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                             14,529
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                                           14,867
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                                  19,542
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                             12,253
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                             15,501
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                                          11,247
29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                                        15,966
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                                            20,623
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                             32,977
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                                            12,147
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                                      9,587
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                                          25,013
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                               6,780
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                                       10,035
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                                         15,573
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                                     7,531
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                                   12,697
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                                        16,456
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                                     24,514
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                                   62,147
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                                       17,303
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                              11,956
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                                           21,554
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                                         18,181
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                               8,975
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                             13,491
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                             15,988
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                                        15,984
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                               11,234
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                                           21,059
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                               18,009
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                                        14,101
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                                11,311

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                                        11,293
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                                      14,057
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                                            16,187
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                                           17,387
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                                    31,184
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                                  19,242
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                                     13,094
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                                    16,581
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                              14,580
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                                 20,093
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                                   11,440
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                                     30,456
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                              19,099
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                                           12,542
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                                   33,163
29259                  MELDISCO K-M VERNAL, UT., INC.                                                                       10,595
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                                 23,311
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                                41,125
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                                     21,567
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                                   17,267
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                                   20,476
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                                  16,174
29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                                16,256
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                                     16,819
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                                   11,928
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                                    10,370
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                                17,168
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                                    15,653
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                                10,607
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                                    17,793
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                                    13,900
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                                      18,545
29276                  MELDISCO K-M WASCO, CA., INC.                                                                        18,579
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                                      26,647
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                                  15,050
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                                   24,642
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                                46,261
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                                   15,089
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                                10,177
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                             17,954
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                                      16,978
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                                      13,992
29286                  MELDISCO K-M WESTWOOD, N.J.                                                                          26,761
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                                  12,598
29288                  Dallas Feet, Inc.                                                                                    78,911
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                              36,025
29290                  Pembroke Feet, Inc.                                                                                 111,184
29291                  Jackson Feet, Inc.                                                                                   84,451
29292                  Austin Feet, Inc.                                                                                    50,711
29293                  East 41st Street Feet, Inc.                                                                          40,508
29294                  Sanford Feet, Inc.                                                                                   40,474
29295                  Germantown Pkwy. Feet, Inc.                                                                          51,017
29296                  Cortana Feet, Inc.                                                                                   67,580
29297                  Knoxville Feet, Inc.                                                                                 12,730
29298                  Independence Feet, Inc.                                                                              92,858
29299                  Westheimer Feet, Inc.                                                                                64,893
29300                  Lewisville Feet, Inc.                                                                                63,353

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29301                  San Pedro Avenue Feet, Inc.                                                                          37,434
29302                  Ft. Lauderdale Feet, Inc.                                                                            85,934
29303                  Cutler Avenue Feet, Inc.                                                                             95,487
29304                  Arlington Feet, Inc.                                                                                 74,886
29305                  Tulsa Feet, Inc.                                                                                     29,887
29306                  Plano Feet, Inc.                                                                                     72,178
29307                  El Paso Feet, Inc.                                                                                   73,257
29308                  Albuquerque Feet, Inc.                                                                               88,247
29309                  MELDISCO K-M MANTECA, CA., INC.                                                                      17,512
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                                  22,653
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                                         23,734
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                                            36,606
29313                  MELDISCO K-M MILTON, FLA., INC.                                                                      12,623
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                                21,257
29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                                    32,303
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                                     49,733
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                                      32,438
29318                  MELDISCO K-M FREMONT, OH., INC.                                                                      22,316
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                                  15,739
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                                       23,526
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                                     36,125
29322                  MELDISCO K-M LAREDO, TX., INC.                                                                       49,415
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                                      13,818
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                               31,373
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                                  34,296
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                                            31,771
29327                  MELDISCO K-M FENTON, MICH., INC.                                                                     16,798
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                                    27,677
29329                  MELDISCO K-M HANOVER, PA., INC.                                                                      23,457
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                                     8,764
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                                    19,631
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                                    49,647
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                                 29,269
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                                17,124
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                                    19,419
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                               46,589
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                                      16,538
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                                80,740
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                                            44,240
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                                       16,420
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                                      26,785
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                                  26,985
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                                      20,362
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                                 25,214
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                                     19,375
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                                28,220
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                             17,740
29348                  MELDISCO K-M STUART, FLA., INC.                                                                      15,929
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                                      29,706
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                                    90,352
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                                       26,674
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                                   11,432
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                                  26,583
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                                   21,164
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                                   28,714
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                                      34,909
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                                 26,253

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                               27,211
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                                  13,705
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                                     10,514
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                                           28,922
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                                  40,806
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                                    14,500
29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                                     19,733
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                                   19,051
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                                    10,125
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                                           12,238
29368                  MELDISCO K-M PERRY, FLA., INC.                                                                        9,202
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                                10,847
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                                           47,495
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                                  43,688
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                                   41,894
29373                  MELDISCO K-M PORTAGE IN INC                                                                          29,206
29374                  MELDISCO K-M POWAY, CA., INC.                                                                        11,765
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                                    29,447
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                                  31,356
29377                  MELDISCO K-M N. AUGUSTA, S.C., INC.                                                                  11,562
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                                58,808
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                                            41,085
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                             102,888
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                                     24,108
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                               19,274
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                                  39,214
29384                  MELDISCO K-M RENO, PA., INC.                                                                         14,944
29385                  MELDISCO K-M DECATUR IND INC                                                                         12,023
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                                          11,952
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                                            21,079
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                                 21,602
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                                22,803
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                                     19,196
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                                   17,737
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                                     13,283
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                                     22,023
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                                22,020
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                                       50,634
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                                     17,936
29397                  MELDISCO K-M DRAPER, UT., INC.                                                                       13,520
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                                           10,692
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                                11,638
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                                    15,679
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                                17,494
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                                          18,893
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                                   18,376
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                                     10,566
29405                  MELDISCO K-M HARRISON, OH., INC.                                                                     17,370
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                                  12,704
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                                    13,699
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                             24,082
29409                  MELDISCO K-M CORINTH, MS., INC.                                                                      11,296
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                              46,146
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                                13,988
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                             13,029
29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                               42,640
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                                           22,986

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29415                  MELDISCO K-M COALINGA, CA., INC.                                                                     19,306
29416                  MELDISCO K-M CLINTON, TN., INC.                                                                      11,494
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                                    12,350
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                               17,534
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                                    13,401
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                                 83,945
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                             14,024
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                               17,427
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                               29,735
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                                         12,134
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                                    10,914
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                                     18,774
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                                13,165
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                                    17,434
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                                18,914
29430                  MELDISCO K-M CONOVER, NC., INC.                                                                      22,378
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                                     14,348
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                                 15,252
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                                  17,629
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                                 19,706
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                                   28,218
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                                    12,969
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                              30,198
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                                 11,949
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                                 39,988
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                               8,328
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                                       9,313
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                                 24,888
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                                14,326
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                               15,087
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                                           18,692
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                                   17,635
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                                    16,277
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                                  20,986
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                                      16,071
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                                           30,928
29451                  MELDISCO K-M SENECA, S.C., INC.                                                                      12,621
29452                  MELDISCO K-M ST JOHN IN INC                                                                          12,920
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                                   11,859
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                                  9,201
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                                   19,307
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                                            16,141
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                                 15,653
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                                           13,888
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                                    12,374
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                                12,932
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                            16,399
29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                               37,840
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                                          12,863
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                                       11,174
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                                     15,236
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                                            27,977
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                                 12,419
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                                      10,645
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                                           74,155
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                             14,625
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                                     18,359

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                                21,313
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                                     9,889
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                                            25,852
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                                 18,723
29476                  MELDISCO K-M OSCODA, MI, INC.                                                                        16,522
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                                         14,752
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                                    14,159
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                                      15,455
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                                     14,863
29481                  MELDISCO K-M RACINE, WISC., INC.                                                                     18,139
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                                         63,605
29483                  MELDISCO K-M WALL, NJ., INC.                                                                         23,199
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                                    8,749
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                                  18,944
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                                         15,985
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                                     19,018
29488                  MELDISCO K-M PRICE, UT., INC.                                                                         9,463
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                              14,620
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                                   11,810
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                               11,936
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                                     18,078
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                              14,987
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                                            0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                                  326
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                                253
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                              33
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                             6,745
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                                  176
27055                  SHOE ZONE #8417                                                                                      47,484
27066                  SHOE ZONE 8438, INC.                                                                                 39,897
                                                                                                              ---------------------
                                                                                                        TOTAL          137,067,210


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered



--------------------------------------------------------------------------------
CASH SUMMARY
                                                                         Amount
                                                                         ------
Total Cash                                                                $87.5
--------------------------------------------------------------------------------


(Amounts in millions)

ADDITIONAL DATA                                                     SCHEDULE 4
--------------------------------------------------------------------------------
                        ACCOUNTS RECEIVABLE AGING SUMMARY
--------------------------------------------------------------------------------

                                     Athletic    Meldisco
                                     Division    Division   Corporate     Total
                                 -----------------------------------------------

0 to 30 days old                         7.3       24.8         1.1        33.2
31 to 60 days old                        0.2        0.1         0.3         0.6
61 to 90 days old                        0.2        0.1         0.1         0.4
91+ days old                             0.9        0.8         0.1         1.8
                                 -----------------------------------------------

Total Accounts Receivable                8.6       25.8         1.6        36.0
Amount considered uncollectable         (1.3)      (0.3)       (0.3)       (1.9)
                                 -----------------------------------------------

Net Accounts Receivable                  7.3       25.5         1.3        34.1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                SUMMARY OF UNPAID POST-PETITION ACCOUNTS PAYABLE
--------------------------------------------------------------------------------
                                    Athletic    Meldisco
                                    Division    Division   Corporate     Total
                                  ----------------------------------------------
# of days past due
current                                 1.5       49.0         2.1         52.6
0 to 30 days past due                   6.0        8.9         0.0         14.9
31 to 60 days past due                 (6.7)      (0.4)        0.1         (7.0)
61 to 90 days past due                  0.0        0.0         0.0          0.0
91+ days past due                       0.0        0.0         0.0          0.0
                                  ----------------------------------------------

Total Accounts Payable         **       0.8       57.5         2.2         60.5
--------------------------------------------------------------------------------
** note: net credit balance due to pre-payments to vendors required to insure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


(Amounts in millions)

ADDITIONAL DATA                                           SCHEDULE 4 (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TAXES PAYABLE
-------------------------------------------------------------------------------------------------------------------------
                                 BEGINNING      AMOUNT                                                         ENDING
                                    TAX        WITHHELD OR       AMOUNT           DATE       CHECK NO.          TAX
                                 LIABILITY      ACCRUED           PAID            PAID       OR EFT           LIABILITY
=========================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------
Withholding                           1.9             1.9           2.1          various       EFT                   1.7
-------------------------------------------------------------------------------------------------------------------------
FICA-employee & employer              2.1             2.4           2.9          various       EFT                   1.6
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          0.5             0.0           0.0   April 30, 2004       EFT                   0.5
-------------------------------------------------------------------------------------------------------------------------
Income                                3.6           - 2.6           0.0                                              1.0
-------------------------------------------------------------------------------------------------------------------------
Other:_________                       0.8             0.2           0.0                                              1.0

   Total Federal Taxes                8.9             1.9           5.0                                              5.8
State and Local
-------------------------------------------------------------------------------------------------------------------------
Withholding                           0.4             0.6           0.6          various       EFT & checks          0.4
-------------------------------------------------------------------------------------------------------------------------
Sales                                 4.3             1.8           4.4   April 15 & 20, 2004  EFT & checks          1.7
-------------------------------------------------------------------------------------------------------------------------
Excise                                2.2             0.1           0.0                                              2.3
-------------------------------------------------------------------------------------------------------------------------
Unemployment                          1.1             0.1           0.1          various       EFT & checks          1.1
-------------------------------------------------------------------------------------------------------------------------
Real Property                         1.3             0.1           0.0          various       EFT & checks          1.4
-------------------------------------------------------------------------------------------------------------------------
Personal Property                     2.7             0.3           0.0                                              3.0
-------------------------------------------------------------------------------------------------------------------------
Income                                1.3             3.8           0.0                                              5.1
-------------------------------------------------------------------------------------------------------------------------
Other:____Local                                                                                                      0.0
-------------------------------------------------------------------------------------------------------------------------
   Total State and Local             13.3             6.8           5.1                                             15.0
-------------------------------------------------------------------------------------------------------------------------
Total Taxes                          22.2             8.7          10.1                                             20.8
-------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                      Jointly Administered


                                                                    SCHEDULE 5

Cash
----

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the debtor's master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    June 15, 2004                          By:      /s/ Sheamus Toal
         ---------------------------                 ---------------------------



Title:   Vice President & Controller            Name:    Sheamus Toal
         ---------------------------                 ---------------------------